EXECUTION COPY






                      FINANCIAL ASSET SECURITIES CORP.,
                                  Depositor


                               CITYSCAPE CORP.,
                             Seller and Servicer

                                     and


                       FIRST BANK NATIONAL ASSOCIATION,
                                   Trustee


                       POOLING AND SERVICING AGREEMENT

                          Dated as of March 14, 1997


                      _________________________________

               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                    HOME EQUITY PASS-THROUGH CERTIFICATES



                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----

                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.01.  Defined Terms . . . . . . . . . . . . . . . . . . . . I-1
          1933 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
          2/28 LIBOR Mortgage Loan  . . . . . . . . . . . . . . . . . . . I-1
          Accepted Servicing Procedures . . . . . . . . . . . . . . . . . I-1
          Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
          Accrual Period  . . . . . . . . . . . . . . . . . . . . . . . . I-1
          Additional Servicing Compensation . . . . . . . . . . . . . . . I-1
          Addition Notice . . . . . . . . . . . . . . . . . . . . . . . . I-2
          Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . I-2
          "Aggregate Maximum Collateral Amount":    . . . . . . . . . . . I-2
          Aggregate Senior Certificate Principal Balance  . . . . . . . . I-2
          Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
          Allocable Loss Amount . . . . . . . . . . . . . . . . . . . . . I-2
          Allocable Loss Amount Priority  . . . . . . . . . . . . . . . . I-2
          Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
          Available Funds . . . . . . . . . . . . . . . . . . . . . . . . I-2
          Available Funds Cap . . . . . . . . . . . . . . . . . . . . . . I-2
          Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . . . . I-2
          Balloon Payment . . . . . . . . . . . . . . . . . . . . . . . . I-3
          Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . I-3
          BIF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
          Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . I-3
          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . I-3
          Call Option Date  . . . . . . . . . . . . . . . . . . . . . . . I-3
          Capitalized Interest Account  . . . . . . . . . . . . . . . . . I-3
          Capitalized Interest Requirement  . . . . . . . . . . . . . . . I-3
          Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
          Certificate Account . . . . . . . . . . . . . . . . . . . . . . I-3
          Certificateholder or Holder . . . . . . . . . . . . . . . . . . I-4
          Certificate Owner . . . . . . . . . . . . . . . . . . . . . . . I-4
          Certificate Principal Balance . . . . . . . . . . . . . . . . . I-4
          Certificate Register  . . . . . . . . . . . . . . . . . . . . . I-4
          Cityscape . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
          Civil Relief Act  . . . . . . . . . . . . . . . . . . . . . . . I-4
          Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
          Class A-1 Certificate . . . . . . . . . . . . . . . . . . . . . I-4
          Class A-1 Certificateholder . . . . . . . . . . . . . . . . . . I-4
          Class A-2 Certificate . . . . . . . . . . . . . . . . . . . . . I-4
          Class A-2 Certificateholder . . . . . . . . . . . . . . . . . . I-4
          Class A-3 Certificate . . . . . . . . . . . . . . . . . . . . . I-4
          Class A-3 Certificateholder . . . . . . . . . . . . . . . . . . I-4
          Class A-4 Certificate . . . . . . . . . . . . . . . . . . . . . I-5
          Class A-4 Certificateholder . . . . . . . . . . . . . . . . . . I-5
          Class A-5 Certificate . . . . . . . . . . . . . . . . . . . . . I-5
          Class A-5 Certificateholder . . . . . . . . . . . . . . . . . . I-5
          Class A-6 Certificate . . . . . . . . . . . . . . . . . . . . . I-5
          Class A-6 Certificateholder . . . . . . . . . . . . . . . . . . I-5
          Class A-7 Certificate . . . . . . . . . . . . . . . . . . . . . I-5
          Class A-7 Certificateholder . . . . . . . . . . . . . . . . . . I-5
          Class A-7 Priority Excess Distribution Amount . . . . . . . . . I-5
          Class A-7 Priority General Distribution Amount  . . . . . . . . I-5
          Class A-7 Priority Percentage . . . . . . . . . . . . . . . . . I-5
          Class A-7 Pro Rata Excess Distribution Amount . . . . . . . . . I-6
          Class A-7 Pro Rata General Distribution Amount  . . . . . . . . I-6
          Class A-8 Certificate . . . . . . . . . . . . . . . . . . . . . I-6
          Class A-8 Certificateholder . . . . . . . . . . . . . . . . . . I-6
          Class B Certificate . . . . . . . . . . . . . . . . . . . . . . I-6
          Class B-1A Certificate  . . . . . . . . . . . . . . . . . . . . I-6
          Class B-1A Certificateholder  . . . . . . . . . . . . . . . . . I-6
          Class B-1F Certificate  . . . . . . . . . . . . . . . . . . . . I-6
          Class B-1F Certificateholder  . . . . . . . . . . . . . . . . . I-7
          Class B Optimal Principal Balance . . . . . . . . . . . . . . . I-7
          Class Certificate Principal Balance . . . . . . . . . . . . . . I-7
          Class M-1 Certificate . . . . . . . . . . . . . . . . . . . . . I-7
          Class M-1 Optimal Principal Balance . . . . . . . . . . . . . . I-7
          Class M-1A Certificate  . . . . . . . . . . . . . . . . . . . . I-7
          Class M-1A Certificateholder  . . . . . . . . . . . . . . . . . I-7
          Class M-1F Certificate  . . . . . . . . . . . . . . . . . . . . I-7
          Class M-1F Certificateholder  . . . . . . . . . . . . . . . . . I-8
          Class M-2 Certificate . . . . . . . . . . . . . . . . . . . . . I-8
          Class M-2 Optimal Principal Balance . . . . . . . . . . . . . . I-8
          Class M-2A Certificate  . . . . . . . . . . . . . . . . . . . . I-8
          Class M-2A Certificateholder  . . . . . . . . . . . . . . . . . I-8
          Class M-2F Certificate  . . . . . . . . . . . . . . . . . . . . I-8
          Class M-2F Certificateholder  . . . . . . . . . . . . . . . . . I-8
          Class R Certificate . . . . . . . . . . . . . . . . . . . . . . I-8
          Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
          Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
          Collection Account  . . . . . . . . . . . . . . . . . . . . . . I-8
          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . I-9
          Cram Down Loss  . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Cut-Off Date  . . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Cut-Off Date Loan Balance . . . . . . . . . . . . . . . . . . . I-9
          DCR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Definitive Certificates . . . . . . . . . . . . . . . . . . . . I-9
          Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . I-9
          Delinquency Advance . . . . . . . . . . . . . . . . . . . . . . I-9
          Delinquency Report  . . . . . . . . . . . . . . . . . . . . . . I-9
          Delinquent  . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
          Depository Agreement  . . . . . . . . . . . . . . . . . . . .  I-10
          Depository Participant  . . . . . . . . . . . . . . . . . . .  I-10
          Determination Date  . . . . . . . . . . . . . . . . . . . . .  I-10
          Directly Operate  . . . . . . . . . . . . . . . . . . . . . .  I-10
          Disqualified Organization . . . . . . . . . . . . . . . . . .  I-10
          Distribution Account  . . . . . . . . . . . . . . . . . . . .  I-10
          Distribution Date . . . . . . . . . . . . . . . . . . . . . .  I-10
          Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
          Due Period  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
          Eligible Account  . . . . . . . . . . . . . . . . . . . . . .  I-11
          Enhanced Excess Available Amount  . . . . . . . . . . . . . .  I-11
          ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
          Estate in Real Property . . . . . . . . . . . . . . . . . . .  I-11
          FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
          FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
          Final Recovery Determination  . . . . . . . . . . . . . . . .  I-11
          First Lien  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
          First Mortgage Loan . . . . . . . . . . . . . . . . . . . . .  I-12
          Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
          FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
          General Excess Available Amount . . . . . . . . . . . . . . .  I-12
          Gross Margin  . . . . . . . . . . . . . . . . . . . . . . . .  I-12
          Group . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
          Group I . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
          Group I Available Cross-Collateralization Amount  . . . . . .  I-12
          Group I Certificate . . . . . . . . . . . . . . . . . . . . .  I-12
          Group I Closing Date Deposit  . . . . . . . . . . . . . . . .  I-12
          Group I Interest Remittance Amount  . . . . . . . . . . . . .  I-12
          Group I Mortgage Loans  . . . . . . . . . . . . . . . . . . .  I-13
          Group I Required Cross-Collateralization Amount . . . . . . .  I-13
          Group II  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
          Group II Available Cross-Collateralization Amount . . . . . .  I-13
          Group II Certificate  . . . . . . . . . . . . . . . . . . . .  I-13
          Group II Closing Date Deposit . . . . . . . . . . . . . . . .  I-13
          Group II Interest Remittance Amount . . . . . . . . . . . . .  I-13
          Group II Mortgage Loans . . . . . . . . . . . . . . . . . . .  I-14
          Group II Pass-Through Margin  . . . . . . . . . . . . . . . .  I-14
          Group II Required Cross-Collateralization Amount  . . . . . .  I-14
          Group Principal Balance . . . . . . . . . . . . . . . . . . .  I-14
          Independent . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
          Independent Contractor  . . . . . . . . . . . . . . . . . . .  I-14
          Initial Adjustment Date . . . . . . . . . . . . . . . . . . .  I-15
          Initial Cut-Off Date  . . . . . . . . . . . . . . . . . . . .  I-15
          Initial Mortgage Loans  . . . . . . . . . . . . . . . . . . .  I-15
          Initial Mortgage Rate . . . . . . . . . . . . . . . . . . . .  I-15
          Interest Determination Date . . . . . . . . . . . . . . . . .  I-15
          Interest Distributable Amount . . . . . . . . . . . . . . . .  I-15
          Late Collection . . . . . . . . . . . . . . . . . . . . . . .  I-15
          LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . .  I-15
          LIBOR Mortgage Loan . . . . . . . . . . . . . . . . . . . . .  I-15
          Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
          Lifetime Cap  . . . . . . . . . . . . . . . . . . . . . . . .  I-15
          Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . .  I-16
          Liquidation Report  . . . . . . . . . . . . . . . . . . . . .  I-16
          Loan Balance  . . . . . . . . . . . . . . . . . . . . . . . .  I-16
          Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . .  I-16
          Loss Reimbursement Deficiency . . . . . . . . . . . . . . . .  I-16
          Majority Certificateholders . . . . . . . . . . . . . . . . .  I-16
          Majority Class R Certificateholders . . . . . . . . . . . . .  I-16
          Maximum Group I Collateral Amount . . . . . . . . . . . . . .  I-16
          Maximum Group II Collateral Amount  . . . . . . . . . . . . .  I-16
          Maximum Mortgage Rate . . . . . . . . . . . . . . . . . . . .  I-16
          Mezzanine Certificate . . . . . . . . . . . . . . . . . . . .  I-16
          Minimum Mortgage Rate . . . . . . . . . . . . . . . . . . . .  I-16
          Monthly Interest Distributable Amount . . . . . . . . . . . .  I-17
          Monthly Payment . . . . . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage File . . . . . . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage Index  . . . . . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . .  I-17
          Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . .  I-19
          Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . .  I-19
          Mortgaged Property  . . . . . . . . . . . . . . . . . . . . .  I-19
          Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
          Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . . .  I-19
          Net Recovery Proceeds . . . . . . . . . . . . . . . . . . . .  I-19
          New Lease . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
          Nonrecoverable Delinquency Advance  . . . . . . . . . . . . .  I-19
          Nonrecoverable Servicing Advance  . . . . . . . . . . . . . .  I-19
          Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
          Officers' Certificate . . . . . . . . . . . . . . . . . . . .  I-20
          One-Month LIBOR . . . . . . . . . . . . . . . . . . . . . . .  I-20
          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . .  I-20
          Original Class Certificate Principal Balance  . . . . . . . .  I-20
          "Original Pre-Funding Amount  . . . . . . . . . . . . . . . .  I-21
          OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
          Overcollateralization Deficiency Amount . . . . . . . . . . .  I-21
          Overcollateralization Target Amount . . . . . . . . . . . . .  I-21
          Overcollateralized Amount . . . . . . . . . . . . . . . . . .  I-21
          Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . .  I-21
          Percentage Interest . . . . . . . . . . . . . . . . . . . . .  I-22
          Periodic Rate Cap . . . . . . . . . . . . . . . . . . . . . .  I-22
          Permitted Investments . . . . . . . . . . . . . . . . . . . .  I-22
          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
          Pool Delinquency Rate . . . . . . . . . . . . . . . . . . . .  I-23
          Pre-Funding Account . . . . . . . . . . . . . . . . . . . . .  I-23
          Pre-Funding Amount  . . . . . . . . . . . . . . . . . . . . .  I-23
          Pre-Funding Earnings  . . . . . . . . . . . . . . . . . . . .  I-23
          Pre-Funding Period  . . . . . . . . . . . . . . . . . . . . .  I-23
          Prepayment Assumption . . . . . . . . . . . . . . . . . . . .  I-23
          Prepayment Interest Shortfall . . . . . . . . . . . . . . . .  I-23
          Principal Prepayment  . . . . . . . . . . . . . . . . . . . .  I-24
          Principal Remittance Amount . . . . . . . . . . . . . . . . .  I-24
          Property Insurance Proceeds . . . . . . . . . . . . . . . . .  I-24
          Prospectus Supplement . . . . . . . . . . . . . . . . . . . .  I-24
          Purchase Price  . . . . . . . . . . . . . . . . . . . . . . .  I-24
          Qualified Substitute Mortgage Loan  . . . . . . . . . . . . .  I-24
          Rating Agency . . . . . . . . . . . . . . . . . . . . . . . .  I-25
          Realized Loss . . . . . . . . . . . . . . . . . . . . . . . .  I-25
          Record Date . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
          Reference Banks . . . . . . . . . . . . . . . . . . . . . . .  I-25
          Regular Certificate . . . . . . . . . . . . . . . . . . . . .  I-25
          Regular Principal Distribution Amount . . . . . . . . . . . .  I-26
          REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
          REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . .  I-26
          REMIC Trust . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
          Remittance Report . . . . . . . . . . . . . . . . . . . . . .  I-26
          Rents from Real Property  . . . . . . . . . . . . . . . . . .  I-26
          REO Disposition . . . . . . . . . . . . . . . . . . . . . . .  I-26
          REO Property  . . . . . . . . . . . . . . . . . . . . . . . .  I-26
          Request for Release . . . . . . . . . . . . . . . . . . . . .  I-26
          Reserve Interest Rate . . . . . . . . . . . . . . . . . . . .  I-27
          Residential Dwelling  . . . . . . . . . . . . . . . . . . . .  I-27
          Responsible Officer . . . . . . . . . . . . . . . . . . . . .  I-27
          S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
          SAIF  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
          Second Loan-to-Value Ratio  . . . . . . . . . . . . . . . . .  I-27
          Second Mortgage Loan  . . . . . . . . . . . . . . . . . . . .  I-27
          Senior Certificate  . . . . . . . . . . . . . . . . . . . . .  I-27
          Senior Certificateholder  . . . . . . . . . . . . . . . . . .  I-27
          Senior Credit Enhancement Percentage  . . . . . . . . . . . .  I-27
          Senior Optimal Principal Balance  . . . . . . . . . . . . . .  I-28
          Senior Principal Distribution Amount  . . . . . . . . . . . .  I-28
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
          Servicer Default  . . . . . . . . . . . . . . . . . . . . . .  I-28
          Servicer Information  . . . . . . . . . . . . . . . . . . . .  I-28
          Servicer Remittance Date  . . . . . . . . . . . . . . . . . .  I-28
          Servicer Remittance Report  . . . . . . . . . . . . . . . . .  I-28
          Servicing Account . . . . . . . . . . . . . . . . . . . . . .  I-28
          Servicing Advances  . . . . . . . . . . . . . . . . . . . . .  I-28
          Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .  I-28
          Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . .  I-29
          Servicing Officer . . . . . . . . . . . . . . . . . . . . . .  I-29
          Simple Interest Loan  . . . . . . . . . . . . . . . . . . . .  I-29
          Six-Month LIBOR . . . . . . . . . . . . . . . . . . . . . . .  I-29
          Small Mixed-Use/MultiFamily Property  . . . . . . . . . . . .  I-29
          Startup Date  . . . . . . . . . . . . . . . . . . . . . . . .  I-29
          Stepdown Date . . . . . . . . . . . . . . . . . . . . . . . .  I-29
          Subsequent Cut-Off Date Deposit . . . . . . . . . . . . . . .  I-29
          Subsequent Mortgage Loans . . . . . . . . . . . . . . . . . .  I-30
          Subsequent Transfer Date  . . . . . . . . . . . . . . . . . .  I-30
          Subsequent Transfer Agreement . . . . . . . . . . . . . . . .  I-30
          Sub-Servicer  . . . . . . . . . . . . . . . . . . . . . . . .  I-30
          Sub-Servicing Account . . . . . . . . . . . . . . . . . . . .  I-30
          Sub-Servicing Agreement . . . . . . . . . . . . . . . . . . .  I-30
          Substitution Shortfall Amount . . . . . . . . . . . . . . . .  I-30
          Tax Matters Person  . . . . . . . . . . . . . . . . . . . . .  I-30
          Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
          Termination Price . . . . . . . . . . . . . . . . . . . . . .  I-30
          Trigger Event . . . . . . . . . . . . . . . . . . . . . . . .  I-30
          Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
          Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . .  I-31
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
          Trustee's Fee . . . . . . . . . . . . . . . . . . . . . . . .  I-31
          Trustee's Fee Rate  . . . . . . . . . . . . . . . . . . . . .  I-31
          Underwriter . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
          United States Person or U.S. Person . . . . . . . . . . . . .  I-31
          Uninsured Cause . . . . . . . . . . . . . . . . . . . . . . .  I-31
          Unpaid Interest Shortfall Amount  . . . . . . . . . . . . . .  I-31
          Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-32
          Voting Rights . . . . . . . . . . . . . . . . . . . . . . . .  I-32
          Weighted Average Pass-Through Rate  . . . . . . . . . . . . .  I-32
          Written Order to Authenticate . . . . . . . . . . . . . . . .  I-32
     SECTION 1.02.  Accounting  . . . . . . . . . . . . . . . . . . . .  I-32


                                  ARTICLE II

                         ESTABLISHMENT OF THE TRUST;
                     PURCHASE AND SALE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.  Establishment of the Trust  . . . . . . . . . . . .  II-1
     SECTION 2.02.  Purchase and Sale of Mortgage Loans . . . . . . . .  II-1
     SECTION 2.03.  Grant of Security Interest  . . . . . . . . . . . .  II-1
     SECTION 2.04.  Document Delivery Requirements  . . . . . . . . . .  II-2
     SECTION 2.05.  Acceptance by Trustee . . . . . . . . . . . . . . .  II-5
     SECTION 2.06.  Repurchase or Substitution of Mortgage Loans
                      by Cityscape or the Servicer  . . . . . . . . . .  II-6
     SECTION 2.07.  Representations and Warranties with Respect to the Mortgage Loans . . . . . . . . . . . . . .  II-9
     SECTION 2.08.  Representations and Warranties of Cityscape . . . . II-18
     SECTION 2.09.  Representations, Warranties and Covenants
                      of the Servicer . . . . . . . . . . . . . . . . . II-21
     SECTION 2.10.  Representations and Warranties of the
                      Depositor . . . . . . . . . . . . . . . . . . . . II-23
     SECTION 2.11.  Execution of Certificates . . . . . . . . . . . . . II-25
     SECTION 2.12.  Miscellaneous REMIC Provisions  . . . . . . . . . . II-25
     SECTION 2.13.  Subsequent Transfers  . . . . . . . . . . . . . . . II-26
     SECTION 2.14.  Mandatory Prepayment  . . . . . . . . . . . . . . . II-28

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                                 OF THE TRUST

     SECTION 3.01.  Administration of the Trust; Servicing of
                      the Mortgage Loans  . . . . . . . . . . . . . . . III-1
     SECTION 3.02.  Sub-Servicing Agreements Between Servicer
                      and Sub-Servicers . . . . . . . . . . . . . . . . III-4
     SECTION 3.03.  Termination of Sub-Servicing Agreement  . . . . . . III-4
     SECTION 3.04.  Liability of the Servicer . . . . . . . . . . . . . III-5
     SECTION 3.05.  No Contractual Relationship Between Sub-
                      Servicers and Trustee or
                      Certificateholders  . . . . . . . . . . . . . . . III-5
     SECTION 3.06.  Assumption or Termination of Sub-Servicing
                      Agreements by Trustee . . . . . . . . . . . . . . III-5
     SECTION 3.07.  Collection of Certain Mortgage Loan
                      Payments  . . . . . . . . . . . . . . . . . . . . III-6
     SECTION 3.08.  Sub-Servicing Accounts  . . . . . . . . . . . . . . III-6
     SECTION 3.09.  Collection of Taxes, Assessments and
                      Similar Items; Servicing Accounts . . . . . . . . III-7
     SECTION 3.10.  Collection Account  . . . . . . . . . . . . . . . . III-7
     SECTION 3.11.  Withdrawals from the Collection Account . . . . . . III-9
     SECTION 3.12.  Investment of Funds in the Accounts . . . . . . .  III-10
     SECTION 3.13.  Maintenance of Hazard Insurance and Errors
                      and Omissions and Fidelity Coverage . . . . . .  III-11
     SECTION 3.14.  Enforcement of Due-On-Sale Clauses; Assumption
                      Agreements  . . . . . . . . . . . . . . . . . .  III-13
     SECTION 3.15.  Realization Upon Defaulted Mortgage
                      Loans . . . . . . . . . . . . . . . . . . . . .  III-13
     SECTION 3.16.  Trustee to Cooperate; Release of Mortgage
                      Files . . . . . . . . . . . . . . . . . . . . .  III-15
     SECTION 3.17.  Servicing Compensation  . . . . . . . . . . . . .  III-16
     SECTION 3.18.  Reports to the Trustee; Collection Account
                      Statements  . . . . . . . . . . . . . . . . . .  III-17
     SECTION 3.19.  Statement as to Compliance and Financial
                      Statements  . . . . . . . . . . . . . . . . . .  III-17
     SECTION 3.20.  Independent Public Accountants' Servicing
                      Report  . . . . . . . . . . . . . . . . . . . .  III-18
     SECTION 3.21.  Access to Certain Documentation . . . . . . . . .  III-18
     SECTION 3.22.  Title, Management and Disposition of REO
                      Property  . . . . . . . . . . . . . . . . . . .  III-18
     SECTION 3.23.  Prepayment Interest Shortfalls  . . . . . . . . .  III-20
     SECTION 3.24.  Superior Liens  . . . . . . . . . . . . . . . . .  III-20
     SECTION 3.25.  Indemnification . . . . . . . . . . . . . . . . .  III-20
     SECTION 3.26.  Certain Procedures Relating to Successor Sub-
                      Servicers and Successor Servicers . . . . . . .  III-21
     SECTION 3.27.  Reports to the Securities and Exchange
                      Commission  . . . . . . . . . . . . . . . . . .  III-22

                                  ARTICLE IV

                                FLOW OF FUNDS

     SECTION 4.01.  Establishment of Accounts . . . . . . . . . . . . .  IV-1
     SECTION 4.02.  (Reserved.) . . . . . . . . . . . . . . . . . . . .  IV-1
     SECTION 4.03.  Deposits To, and Transfers Among, the Accounts  . .  IV-1
     SECTION 4.04.  Flow of Funds and Distributions . . . . . . . . . .  IV-1
     SECTION 4.05.  Statements to Certificateholders  . . . . . . . . .  IV-6
     SECTION 4.06.  Remittance  Reports;  Delinquency  Advances  by  the
                    Servicer and Insurance Claims . . . . . . . . . . . IV-10
     SECTION 4.07.  Compliance with Withholding Requirements  . . . . . IV-11
     SECTION 4.08.  Pre-Funding Account and Capitalized Interest
                      Account . . . . . . . . . . . . . . . . . . . . . IV-11
     SECTION 4.09.  Allocation of Losses  . . . . . . . . . . . . . . . IV-12

                                  ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01.  The Certificates  . . . . . . . . . . . . . . . . . . V-1
     SECTION 5.02.  Registration of Transfer and Exchange of
                      Certificates  . . . . . . . . . . . . . . . . . . . V-1
     SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
                      Certificates  . . . . . . . . . . . . . . . . . . . V-4
     SECTION 5.04.  Persons Deemed Certificateholders . . . . . . . . . . V-4
     SECTION 5.05.  Book-Entry Certificates . . . . . . . . . . . . . . . V-4
     SECTION 5.06.  Notices to Depository . . . . . . . . . . . . . . . . V-5
     SECTION 5.07.  Definitive Certificates . . . . . . . . . . . . . . . V-5

                                  ARTICLE VI

                  CITYSCAPE, THE DEPOSITOR AND THE SERVICER

     SECTION 6.01.  Liability of Cityscape, the Depositor and
                      the Servicer  . . . . . . . . . . . . . . . . . .  VI-1
     SECTION 6.02.  Merger or Consolidation of Cityscape or the
                      Servicer  . . . . . . . . . . . . . . . . . . . .  VI-1
     SECTION 6.03.  Limitation on Liability of Cityscape, the
                      Depositor, the Servicer and Others  . . . . . . .  VI-1
     SECTION 6.04.  Limitation  on  Resignation  of  the  Servicer;   No
                    Assignment or Delegation of Duties by Servicer  . .  VI-2
     SECTION 6.05.  Rights of Cityscape, the Depositor, the
                      Certificateholders and Others in Respect
                      of the Servicer . . . . . . . . . . . . . . . . .  VI-2
     SECTION 6.06.  Eligibility Requirements for Servicer . . . . . . .  VI-3

                                 ARTICLE VII

                                   DEFAULT

     SECTION 7.01.  Servicer Defaults; Certain Matters Affecting
                      the Servicer  . . . . . . . . . . . . . . . . . . VII-1
     SECTION 7.02.  Trustee to Act; Appointment of Successor  . . . . . VII-3
     SECTION 7.03.  Notification to Mortgagors and Certificate-
                      holders . . . . . . . . . . . . . . . . . . . . . VII-4
     SECTION 7.04.  Additional   Remedies  of   Trustee  Upon   Servicer
                    Defaults  . . . . . . . . . . . . . . . . . . . . . VII-4
     SECTION 7.05.  Waiver of Servicer Defaults . . . . . . . . . . . . VII-5
     SECTION 7.06.  Survivability of Servicer Liabilities . . . . . . . VII-5


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01.  Duties of Trustee . . . . . . . . . . . . . . . .  VIII-1
     SECTION 8.02.  Certain Matters Affecting the Trustee . . . . . .  VIII-2
     SECTION 8.03.  Trustee Not Liable for Certificates or
                      Mortgage Loans  . . . . . . . . . . . . . . . .  VIII-3
     SECTION 8.04.  Trustee May Own Certificates  . . . . . . . . . .  VIII-3
     SECTION 8.05.  Expenses of Trustee . . . . . . . . . . . . . . .  VIII-3
     SECTION 8.06.  Trustee Eligibility Requirements  . . . . . . . .  VIII-4
     SECTION 8.07.  Resignation and Removal of the Trustee  . . . . .  VIII-4
     SECTION 8.08.  Successor Trustee . . . . . . . . . . . . . . . .  VIII-5
     SECTION 8.09.  Merger or Consolidation of Trustee  . . . . . . .  VIII-5
     SECTION 8.10.  Appointment of Co-Trustee or Separate
                      Trustee . . . . . . . . . . . . . . . . . . . .  VIII-6
     SECTION 8.11.  Trustee Records . . . . . . . . . . . . . . . . .  VIII-6
     SECTION 8.12.  Appointment of Office or Agency . . . . . . . . .  VIII-7
     SECTION 8.13.  Exercise of Trustee Powers by Certificate-
                      holders . . . . . . . . . . . . . . . . . . . .  VIII-7

                                  ARTICLE IX

                                  (RESERVED)

                                  ARTICLE X

                                 TERMINATION

     SECTION 10.01. Termination . . . . . . . . . . . . . . . . . . . . . X-1
     SECTION 10.02. Additional Termination Requirements . . . . . . . . . X-2

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     SECTION 11.01. Amendment . . . . . . . . . . . . . . . . . . . . .  XI-1
     SECTION 11.02. Recordation of Agreement; Counterparts  . . . . . .  XI-2
     SECTION 11.03. Limitation on Rights of Certificateholders  . . . .  XI-2
     SECTION 11.04. Governing Law; Jurisdiction . . . . . . . . . . . .  XI-3
     SECTION 11.05. Notices . . . . . . . . . . . . . . . . . . . . . .  XI-3
     SECTION 11.06. Severability of Provisions  . . . . . . . . . . . .  XI-3
     SECTION 11.07. Article and Section References  . . . . . . . . . .  XI-4
     SECTION 11.08. Notice to   . . . . . . . . . . . . . . . . . . . .  XI-4
     SECTION 11.09. Further Assurances  . . . . . . . . . . . . . . . .  XI-5
     SECTION 11.10. Benefits of Agreement . . . . . . . . . . . . . . .  XI-5
     SECTION 11.11. Acts of Certificateholders  . . . . . . . . . . . .  XI-5
     SECTION 11.12. Tax Matters Person  . . . . . . . . . . . . . . . .  XI-5

Schedule 1 Schedule of Mortgage Loans from which Subsequent Mortgage Loans are to be Selected

EXHIBITS:
--------

 Exhibit A     Form of Senior Certificates
 Exhibit B-1   Form of Mezzanine Certificates
 Exhibit B-2   Form of Class B Certificates
 Exhibit C     Form of Class R Certificate
 Exhibit D     Mortgage Loan Schedule
 Exhibit E-1   Request for Release (for Trustee)
 Exhibit E-2   Request for Release (Mortgage Loans Paid in Full)
 Exhibit F-1   Form of Trustee's Initial Certification
 Exhibit F-2   Form of Trustee's Final Certification
 Exhibit F-3   Form of Trustee's Quarterly Certification
 Exhibit G     Form of Collection Account Certification
 Exhibit H     Form of Liquidation Report
 Exhibit I     Form of Collection Account Activity Report
 Exhibit J     Form of Transfer Certification
 Exhibit K     Form of Class R Certificate Transfer Affidavit
 Exhibit L     Form of Written Order to Authenticate
 Exhibit M     Cityscape's Underwriting Guidelines
 Exhibit N     Depository Agreement
 Exhibit O     Form of Servicer Request for Reimbursement

          This Pooling and Servicing Agreement is dated as of March 14, 1997 (the "Agreement"), among FINANCIAL ASSET SECURITIES CORP., as depositor (the "Depositor"), CITYSCAPE CORP., as seller (in such capacity, the "Seller" or "Cityscape") and servicer (in such capacity, the "Servicer"), and FIRST BANK NATIONAL ASSOCIATION, as trustee (the "Trustee").


                            PRELIMINARY STATEMENT:

          WHEREAS, Cityscape is in the business of originating or purchasing from others certain mortgage loans, including the Mortgage Loans;

          WHEREAS, the Depositor has purchased Mortgage Loans from the Seller and wishes to establish a trust administered by the Trustee, which trust will
(i) purchase the Mortgage Loans from the Depositor, with the result that the entire beneficial ownership of the Mortgage Loans will be in the Trust Estate, and (ii) issue pass-through certificates which in the aggregate will evidence the entire beneficial ownership in the Trust Estate, with the result that, following such purchase from the Depositor, the Trustee will hold legal title to the Trust Estate and the Certificateholders will hold beneficial title to the Trust Estate; and

          WHEREAS, the Servicer wishes to service the Mortgage Loans on the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, Cityscape, the Depositor, the Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

          SECTION 1.01.  Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months, except that calculations in respect of interest on the Group II Certificates shall be made on the basis of the actual number of days elapsed over 360 days.

          "1933 Act":  The Securities Act of 1933, as amended.

          "2/28 LIBOR Mortgage Loan": A LIBOR Mortgage Loan whose Mortgage Rate remains fixed for 24 months after origination thereof before becoming subject to the semi-annual adjustment applicable to LIBOR Mortgage Loans.

          "Accepted Servicing Procedures": Servicing procedures that meet at least the same standards the Servicer would follow in servicing first and second lien residential mortgage loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Mortgage Loans and to the reliance placed by the Certificateholders on the Servicer for the servicing of the Mortgage Loans but without regard to:

       (i) any relationship that the Servicer, any Sub-Servicer or any affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

      (ii) the ownership of any Certificate by the Servicer or any affiliate of the Servicer;

     (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or

      (iv)     the  Servicer's   or  any  Sub-Servicer's  right   to  receive
     compensation for its services hereunder with respect to any particular transaction.

          "Account":   Any of  the Collection  Account, Certificate  Account,
Distribution Account, Pre-Funding Account and Capitalized Interest Account.

          "Accrual Period": With respect to the first Distribution Date and the Group I Certificates, the 17-day period from and including March 14, 1997 to and including March 30, 1997. With respect to the Group I Certificates and any subsequent Distribution Date, the calendar month preceding the month of such Distribution Date (such calendar month assumed for purposes of this definition to have 30 days).

With respect to the first Distribution Date and the Group II Certificates, the period commencing on the Closing Date and ending on the day immediately preceding such Distribution Date. With respect to the Group II Certificates and any subsequent Distribution Date, the period commencing on the immediately preceding Distribution Date and ending on the day immediately preceding such subsequent Distribution Date.

          "Additional Servicing Compensation":  As defined in Section 3.17.

          "Addition Notice":   For any date during the  Pre-Funding Period, a
notice (which may be verbal or written) given to the Rating Agencies and the Trustee pursuant to Section 2.13(b).

          "Adjustment Date":   As to each Group  II Mortgage Loan, a  date on
which the related Mortgage Rate may adjust, as provided in the related Mortgage Note.

          "Aggregate Maximum Collateral Amount": The sum of (i) the Maximum Group I Collateral Amount after the end of the Pre-Funding Period and
(ii) the Maximum Group II Collateral Amount.

          "Aggregate Senior Certificate Principal Balance": With respect to any Distribution Date and Group I, the aggregate of the Class Certificate Principal Balances of the Group I Senior Certificates. With respect to any Distribution Date and Group II, the Class Certificate Principal Balance of the Class A-8 Certificates.

          "Agreement":     This  Pooling  and  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

          "Allocable Loss Amount": With respect to each Distribution Date and each Group, the excess, if any, of (a) the aggregate of the Class Certificate Principal Balances of all Classes of Regular Certificates of such Group (after giving effect to all distributions on such Distribution Date) over (b) the related Group Principal Balance as of the end of the preceding Due Period.

          "Allocable Loss Amount Priority": With respect to any Distribution Date and each Group, sequentially, to the Class B Certificates, the Class M-2 Certificates and the Class M-1 Certificates of such Group, in that order.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage to the assignee thereof (or, if such sale or transfer is to the Trustee, then to the Trustee for the benefit of Certificateholders), which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assign-ments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

          "Available Funds": With respect to each Group and any Distribution Date, the sum of all amounts on deposit in the Distribution Account with respect to such Group on such Distribution Date after giving effect to the transfer described in Section 4.04(a)(ii).

          "Available Funds Cap": As of any Distribution Date and each Class of Group II Certificates, the per annum rate equal to the product of (a) the weighted average of the Mortgage Rates on the Group II Mortgage Loans that were outstanding as of the first day of the related Due Period, net of the sum of (i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) 0.50% (50 basis points) per annum and (b) a fraction whose numerator is 30 and whose denominator is the actual number of days elapsed in the related Accrual Period.

          "Balloon Mortgage  Loan":  Any  Mortgage Loan that provided  on the
date  of  origination  for  scheduled  monthly  payments  in  level   amounts
substantially lower than the amount of the final scheduled payment.

          "Balloon Payment":   With respect to any Balloon  Mortgage Loan, as
of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

          "Bankruptcy Code":   The Bankruptcy  Code, as amended (Title  11 to
the United States Code).

          "BIF":  The Bank Insurance Fund of the FDIC.

          "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). On the Closing Date, all the Certificates shall be Definitive Certificates.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the City of New York or in the city in which the corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

          "Call  Option Date":   The  first  Distribution Date  on which  the
Combined Group Principal Balance is less than or equal to 10% of the Aggregate Maximum Collateral Amount.

          "Capitalized Interest Account":   The Capitalized Interest  Account
established in accordance with Section 4.01 hereof and maintained by the Trustee.

          "Capitalized Interest Requirement": With respect to the Distribution Date in April 1997, the amount by which (i) the product of (a) the Pre-Funding Amount on the Closing Date, (b) 17/360 and (c) the Weighted Average Pass-Through Rate exceeds (ii) 30 days' interest at the related Net Mortgage Rate on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period which has a Due Date between the day following the applicable Cut-Off Date and the end of such Due Period.

          With respect to the Distribution Date in May 1997, the amount by which (i) the product of (a) the Pre-Funding Amount on the first day of the related Due Period, (b) 1/12 and (c) the Weighted Average Pass-Through Rate exceeds (ii) the sum of (a) 30 days' interest at the related Net Mortgage Rate on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period which has a Due Date between the day following the applicable Cut-Off Date and the end of such Due Period and (b) any Pre-Funding Earnings for such Distribution Date.

          With respect to the Distribution Date in June 1997, the amount by which (i) the product of (a) the Pre-Funding Amount on the first day of the related Due Period, (b) 1/12 and (c) the Weighted Average Pass-Through Rate exceeds (ii) the sum of (a) 30 days' interest at the related Net Mortgage Rate on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period which has a Due Date between the day following the applicable Cut-Off Date and the end of such Due Period and (b) any Pre-Funding Earnings for such Distribution Date.

          "Certificate":  Any Regular Certificate or Class R Certificate.

          "Certificate Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 4.01 which shall be entitled "Certificate Account, First Bank National Association, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1997-B" and which must be an Eligible Account.

          "Certificateholder or Holder":     The  Person  in   whose  name  a
Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

          "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

          "Certificate Principal Balance": With respect to any date of determination and a Regular Certificate of any Class, the product of (i) the Percentage Interest represented by such Regular Certificate and (ii) the Class Certificate Principal Balance of such Class as of such date of determination.

          "Certificate Register":    The   register  maintained  pursuant  to
Section 5.02.

          "Cityscape": Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as the seller of the Mortgage Loans. Cityscape is also recognized in certain states as Cityscape Mortgage Corp.

          "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "Class": Collectively, Certificates having the same priority of payment and bearing the same class designation and whose form is identical except for variation in the Percentage Interest evidenced thereby.

          "Class A-1 Certificate": Any one of the Class A-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-1  Certificateholder":    Any  Holder  of  a   Class  A-1
Certificate.

          "Class A-2 Certificate": Any one of the Class A-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class   A-2  Certificateholder":    Any  Holder  of  a  Class  A-2
Certificate.

          "Class A-3 Certificate": Any one of the Class A-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-3  Certificateholder":     Any  Holder  of  a  Class  A-3
Certificate.

          "Class A-4 Certificate": Any one of the Class A-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-4  Certificateholder":    Any  Holder  of  a  Class   A-4
Certificate.

          "Class A-5 Certificate": Any one of the Class A-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-5   Certificateholder":    Any  Holder  of  a  Class  A-5
Certificate.

          "Class A-6 Certificate": Any one of the Class A-6 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-6  Certificateholder":    Any  Holder  of   a  Class  A-6
Certificate.

          "Class A-7 Certificate": Any one of the Class A-7 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-7  Certificateholder":    Any  Holder  of  a  Class   A-7
Certificate.

          "Class A-7 Priority Excess Distribution Amount": With respect to any Distribution Date, the lesser of (A) the product of (x) the Class A-7 Priority Percentage for such Distribution Date and (y) the Class A-7 Pro Rata Excess Distribution Amount for such Distribution Date and (B) the least of
(x) that portion, if any, of the Enhanced Excess Available Amount for Group I remaining after giving effect to the distribution specified in Section 4.04(b)(I)(D)(i), (y) the amount, if any, by which the Aggregate Senior Certificate Principal Balance for Group I (after giving effect to any reduction thereof pursuant to paragraphs (B) and (C) of Section 4.04(b)(I) on such Distribution Date) exceeds the Senior Optimal Principal Balance for Group I for such Distribution Date and (z) the Group I Overcollateralization Deficiency Amount for such Distribution Date.

          "Class A-7 Priority General Distribution Amount": With respect to any Distribution Date, the lesser of (A) the product of (x) the Class A-7 Priority Percentage for such Distribution Date and (y) the Class A-7 Pro Rata General Distribution Amount for such Distribution Date and (B) the Senior Principal Distribution Amount with respect to Group I for such Distribution Date.

          "Class A-7 Priority Percentage": With respect to each Distribution Date, the applicable percentage specified below:

                     Distribution Date                 Priority Percentage
                     -----------------                 -------------------

               April 1997 - March 2000                       0%
               April 2000 - March 2002                       45%
               April 2002 - March 2003                       80%
               April 2003 - March 2004                       100%
               April 2004 and thereafter                     300%

          "Class A-7 Pro Rata Excess Distribution Amount": With respect to any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-7 Certificates immediately prior to such Distribution Date and the denominator of which is the Aggregate Senior Certificate Principal Balance for Group I immediately prior to such Distribution Date and (y) the least of (1) that portion, if any, of the Enhanced Excess Available Amount for Group I remaining after giving effect to the distribution specified in Section 4.04(b)(I)(D)(i), (2) the amount, if any, by which the Aggregate Senior Certificate Principal Balance for Group I (after giving effect to any reduction thereof pursuant to paragraphs (B) and (C) of Section 4.04(b)(I) on such Distribution Date) exceeds the Senior Optimal Principal Balance for Group I for such Distribution Date and (3) the Group I Overcollateralization Deficiency Amount for such Distribution Date.

          "Class A-7 Pro Rata General Distribution Amount": With respect to any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-7 Certificates immediately prior to such Distribution Date and the denominator of which is the Aggregate Senior Certificate Principal Balance for Group I immediately prior to such Distribution Date and (y) the Senior Principal Distribution Amount for Group I for such Distribution Date.

          "Class A-8 Certificate": Any one of the Class A-8 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  A-8  Certificateholder":    Any   Holder  of  a  Class  A-8
Certificate.

          "Class B Certificate":   A Class B-1F Certificate  or a Class  B-1A
Certificate, as the case may be.

          "Class B-1A Certificate": Any one of the Class B-1A Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  B-1A  Certificateholder":   Any  Holder  of  a  Class  B-1A
Certificate.

          "Class B-1F Certificate": Any one of the Class B-1F Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  B-1F  Certificateholder":    Any Holder  of  a  Class  B-1F
Certificate.

          "Class B Optimal Principal Balance": With respect to each Group and any Distribution Date prior to the Stepdown Date or any Distribution Date on which a Trigger Event has occurred and is continuing, zero. With respect to each Group and any other Distribution Date, the related Group Principal Balance as of such Distribution Date minus the sum of (i) the aggregate of the Class Certificate Principal Balances of the Senior Certificates and Mezzanine Certificates of such Group (after taking into account any distributions made on such Distribution Date in reduction of such Class Certificate Principal Balances prior to such determination) and (ii) the Overcollateralization Target Amount for such Group for such Distribution Date; provided however, that any Group's Class B Optimal Principal Balance amount shall never be less than zero or greater than the Original Class Certificate Principal Balance of the Class B Certificates of such Group.

          "Class Certificate Principal Balance": With respect to any Class of Regular Certificates and any date of determination, the Original Class Certificate Principal
Balance of such Class reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) with respect to any Mezzanine Certificates and any Class B Certificates, all related Allocable Loss Amounts applied in reduction of principal of such Certificates on all prior Distribution Dates.

          "Class M-1 Certificate": A Class M-1F Certificate or a Class M-1A Certificate, as the case may be.

          "Class M-1 Optimal Principal Balance": With respect to each Group and any Distribution Date prior to the Stepdown Date or any Distribution Date on which a Trigger Event has occurred and is continuing, zero. With respect to each Group and any other Distribution Date, the related Group Principal Balance as of such Distribution Date minus the sum of (i) the aggregate of the Class Certificate Principal Balances of the Senior Certificates of such Group (after taking into account any distributions made on such Distribution Date in reduction of the Class Certificate Principal Balances of such Classes of Senior Certificates prior to such determination) and (ii) the greater of
(a) the  sum of (1)(x) in  the case of Group  I, 17% of such  Group Principal
Balance or (y) in the case of Group II, 31.253% of such Group Principal Balance and (2) the Overcollateralization Target Amount for such Group for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.50% of the related Maximum Collateral Amount; provided however, that any Group's Class M-1 Optimal Principal Balance shall never be less than zero or greater than the Original Class Certificate Principal Balance of the Class M-1 Certificates of such Group.

          "Class M-1A Certificate": Any one of the Class M-1A Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  M-1A  Certificateholder":   Any  Holder  of  a  Class  M-1A
Certificate.

          "Class M-1F Certificate": Any one of the Class M-1F Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  M-1F  Certificateholder":    Any Holder  of  a  Class  M-1F
Certificate.

          "Class M-2 Certificate": A Class M-2F Certificate or a Class M-2A Certificate, as the case may be.

          "Class M-2 Optimal Principal Balance": With respect to each Group and any Distribution Date prior to the Stepdown Date or any Distribution Date on which a Trigger Event has occurred and is continuing, zero. With respect to each Group and any other Distribution Date, the related Group Principal Balance as of such Distribution Date minus the sum of (i) the aggregate of the Class Certificate Principal Balances of the Senior Certificates and the Class M-1 Certificates of such Group (after taking into account any distributions made on such Distribution Date in reduction of such Class
Certificate Principal Balances prior to such determination) and (ii) the greater of (a) the sum of (1)(x) in the case of Group I, 7% of such Group
Principal Balance or (y) in the case of Group II, 16.874% of such Group Principal Balance and (2) the Overcollateralization Target Amount for such Group for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.50% of the related Maximum Collateral Amount; provided, however, that any Group's Class M-2 Optimal Principal Balance shall never be less than zero or greater than the Original Class Certificate Principal Balance of the Class M-2 Certificates of such Group.

          "Class M-2A Certificate": Any one of the Class M-2A Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  M-2A  Certificateholder":    Any  Holder of  a  Class  M-2A
Certificate.

          "Class M-2F Certificate": Any one of the Class M-2F Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

          "Class  M-2F  Certificateholder":    Any  Holder  of  a Class  M-2F
Certificate.

          "Class R Certificate": Any one of the Certificates designated on the face thereof as a Class R Certificate, substantially in the form annexed hereto as Exhibit C, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and evidencing an interest designated as the "residual interest" in the Trust for the purposes of the REMIC Provisions.

          "Closing Date":  March 31, 1997.

          "Code": The Internal Revenue Code of 1986 as it may be amended from time to time.

          "Collection Account": The account or accounts created and maintained pursuant to Section 3.10(a), which shall be entitled "Collection Account, First Bank National Association, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1997-B", and which must be an Eligible Account.

          "Combined Group Principal Balance": As to any date of determination, the sum as of such date of the Group Principal Balance of the Group I Mortgage Loans and the Group Principal Balance of the Group II Mortgage Loans.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to the Certificates shall be administered, which office at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Cityscape 1997-B, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, Cityscape, the Depositor and the Servicer.

          "Cram Down Loss": With respect to a Mortgage Loan, the amount of reduction of such Mortgage Loan's Loan Balance resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

          "Cut-Off Date":   With respect to  the Initial Mortgage  Loans, the
Initial Cut-Off Date. With respect to any Subsequent Mortgage Loan, the date designated as such in the related Subsequent Transfer Agreement.

          "Cut-Off  Date  Loan  Balance":    As to  any  Mortgage  Loan,  the
outstanding principal balance thereof as of the applicable Cut-Off Date.

          "DCR":  Duff & Phelps Credit Rating Co.

          "Definitive Certificates":  As defined in Section 5.05.

          "Deleted  Mortgage  Loan":   A  Mortgage  Loan  replaced or  to  be
replaced by one or more Qualified Substitute Mortgage Loans.

          "Delinquency Advance":  As defined in Section 4.06(b) hereof.

          "Delinquency  Report":   The monthly  report  described in  Section
3.18(a).

          "Delinquent": A Mortgage Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

          "Depositor":    Financial   Asset  Securities  Corp.,   a  Delaware
corporation, or any successor in interest.

          "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a
"clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Agreement": With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated on or about April 7, 1997 and substantially in the form of Exhibit N.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the close of business on the fourteenth day of the calendar month in which such Distribution Date occurs or, if such fourteenth day is not a Business Day, the close of business on the Business Day immediately preceding such fourteenth day.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the
                                              --------  -------
Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization":   A "disqualified  organization" under
Section 860E of the Code, which as of the Closing Date is either (i) the United States, any state or political subdivision thereof, foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code or (iv) any other Person so designated by the
Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States, or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 4.01 which shall be entitled "Distribution Account, First Bank National Association, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1997-B" and which must be an Eligible Account.

          "Distribution Date":   The 25th  day of any  calendar month,  or if
such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on April 25, 1997.

          "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

          "Due Period": With respect to the initial Distribution Date, the period from and including March 15, 1997 through and including March 31, 1997. With respect to any subsequent Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

          "Eligible Account": Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by the BIF or the SAIF of the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or better by S&P, DCR and Fitch or the short-term debt obligations of which shall be rated "D-1" or better by DCR, "F-1+" or better by Fitch, and in one of S&P's two highest short-term rating categories by S&P, and which is any of (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws and (iv) a principal subsidiary of a bank holding company or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity. Any Eligible Account maintained by the Trustee shall comply with the provisions of clause (B) hereof.

          "Enhanced Excess Available Amount": With respect to each Distribution Date and Group I, the sum of (i) the General Excess Available Amount for Group I for such Distribution Date and (ii) the lesser of (a) the Group II Available Cross-Collateralization Amount for such Distribution Date and (b) the Group I Required Cross-Collateralization Amount for such Distribution Date. With respect to each Distribution Date and Group II, the sum of (i) the General Excess Available Amount for Group II for such Distribution Date and (ii) the lesser of (a) the Group I Available Cross-Collateralization Amount for such Distribution Date and (b) the Group II Required Cross-Collateralization Amount for such Distribution Date.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "Estate in Real Property": A fee simple estate or a leasehold estate in a parcel of real property.

          "FDIC":   Federal Deposit  Insurance Corporation  or any  successor
thereto.

          "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

          "Final  Recovery Determination":   A determination by  the Servicer
with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan purchased or replaced by Cityscape or the Servicer pursuant to
Section 2.06 or 3.15(c)) that all Net Recovery Proceeds and other payments or recoveries that the Servicer, in its reasonable judgment, expects to be finally recoverable have been recovered or that the Servicer, in its reasonable judgment as evidenced by an Officers' Certificate which accompanies the related Liquidation Report in the form of Exhibit H hereto, believes the cost of obtaining any additional recoveries would exceed the amount of
such recoveries.   The Servicer  shall maintain records,  prepared by  a
Servicing Officer,  of each  Final Recovery Determination.

          "First  Lien":   With  respect  to any  Second  Mortgage Loan,  the
mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

          "First Mortgage Loan": Any Mortgage Loan that is secured by a first lien on or first priority security interest in the related Mortgaged Property.

          "Fitch":  Fitch Investors Service, L.P.

          "FNMA":   Federal National  Mortgage Association  or any  successor
thereto.

          "General Excess Available Amount": With respect to each Distribution Date and Group I, the amount, if any, by which the Group I Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (A), (B) and (C) of Section 4.04(b)(I). With respect to each Distribution Date and Group II, the amount, if any, by which the Group II Available Funds for such
Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (A) and (B) of Section 4.04(b)(II).

          "Gross Margin": With respect to each Group II Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the Mortgage Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in each Mortgage Loan Schedule.

          "Group":  Either of Group I or Group II, as the context requires.

          "Group  I":    With respect  to  the  Mortgage Loans,  the  Group I
Mortgage Loans, and with respect to the Certificates, the Group I Certificates. When the words "Group I" immediately precede another defined term herein, the application of such term will be limited to the Group I Mortgage Loans and/or the Group I Certificates.

          "Group I Available Cross-Collateralization Amount": With respect to each Distribution Date and Group I, that portion, if any, of the General Excess Available Amount for Group I that would remain after giving effect on such Distribution Date to the distributions from Group I Available Funds specified in subclauses (i) through (viii) of Section 4.04(b)(I)(D).

          "Group I Certificate": Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1F, Class M-2F and Class B-1F Certificates.

          "Group I Closing Date Deposit": With respect to the Distribution Date in April 1997 and the Group I Certificates, $195,873.62.

          "Group I Interest Remittance Amount": With respect to the Servicer Remittance Date in April 1997, $665,970.16 (which amount includes the Group I Closing Date Deposit relating to the related Distribution Date). With respect to each Servicer Remittance Date thereafter, an amount with respect to interest equal to (i) the product of (a) the sum of (x) the aggregate of the Loan Balances of the Group I Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs and (y) the aggregate of the Loan Balances of all Subsequent Mortgage Loans that were transferred to the Trust during such preceding calendar month and that have Monthly Payments due between the day following the related Cut-Off Date and the last day of such month and (b) one-twelfth of the difference between (1) the weighted average of the Mortgage Rates of such Group I Mortgage Loans (or, if applicable, such lower rates as may be in effect for the Group I Mortgage Loans pursuant to application of the Civil Relief Act) as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs and (2) the Servicing Fee Rate, minus
(ii) the amount, if any, by which (a) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on Group I Mortgage Loans during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs exceeds (b) the sum of (1) the aggregate Servicing Fee received by the Servicer with respect to the Group I Mortgage Loans for such Due Period and
(2) the amount, if any, by which (x) the aggregate Servicing Fee received by the Servicer with respect to the Group II Mortgage Loans for such Due Period exceeds (y) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on the Group II Mortgage Loans during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs.

          "Group I Mortgage Loans": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02, Section 2.06 or Section 2.13 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule for Group I Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          "Group I Required Cross-Collateralization Amount": With respect to each Distribution Date and Group I, the amount, if any, by which (i) the sum of the amounts distributable pursuant to subclauses (i) through (viii) of
Section 4.04(b)(I)(D) exceeds (ii) the General Excess Available Amount for Group I for such Distribution Date.

          "Group  II":   With respect  to the  Mortgage Loans,  the  Group II
Mortgage Loans, and with respect to the Certificates, the Group II Certificates. When the words "Group II" immediately precede another defined term herein, the application of such term will be limited to the Group II Mortgage Loans and/or the Group II Certificates.

          "Group II Available Cross-Collateralization Amount": With respect to each Distribution Date and Group II, that portion, if any, of the General Excess Available Amount for Group II that would remain after giving effect on such Distribution Date to the distributions from Group II Available Funds specified in subclauses (i) through (viii) of Section 4.04(b)(II)(C).

          "Group II Certificate": Any of the Class A-8, Class M-1A, Class M-2A and Class B-1A Certificates.

          "Group II Closing Date Deposit":   With respect to the Distribution
Date in April 1997 and the Group II Certificates, $165,115.62.

          "Group II Interest Remittance Amount": With respect to the Servicer Remittance Date in April 1997, $190,034.11 (which amount includes the Group II Closing Date Deposit relating to the related Distribution Date). With respect to each Servicer Remittance Date thereafter, an amount with respect to interest equal to (i) the product of (a) the aggregate of the Loan Balances of the Group II Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs and (b) one-twelfth of the difference between
(1) the weighted average of the Mortgage Rates of such Group II Mortgage Loans (or, if applicable, such lower rates as may be in effect for the Group II Mortgage Loans pursuant to application of the Civil Relief Act) as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs and (2) the Servicing Fee Rate, minus (ii) the amount, if any, by which (a) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on Group II Mortgage Loans during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs exceeds (b) the sum of (1) the aggregate Servicing Fee received by the Servicer with respect to the Group II Mortgage Loans for such Due Period and (2) the amount, if any, by which (x) the aggregate Servicing Fee received by the Servicer with respect to the Group I Mortgage Loans for such Due Period exceeds (y) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on the Group I Mortgage Loans during the
Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs.

          "Group II Mortgage Loans": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02 or Section 2.06 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule for Group II Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          "Group II Pass-Through Margin": With respect to the Class A-8 Certificates, on each Distribution Date on or before the Call Option Date, 0.23% (23 basis points) per annum, and on each Distribution Date after the Call Option Date, 0.46% (46 basis points) per annum. With respect to the Class M-1A Certificates, on each Distribution Date on or before the Call Option Date, 0.40% (40 basis points) per annum, and on each Distribution Date after the Call Option Date, 0.60% (60 basis points) per annum. With respect to the Class M-2A Certificates, on each Distribution Date on or before the Call Option Date, 0.60% (60 basis points) per annum, and on each Distribution Date after the Call Option Date, 0.90% (90 basis points) per annum. With respect to the Class B-1A Certificates, on each Distribution Date on or before the Call Option Date, 0.95% (95 basis points) per annum, and on each Distribution Date after the Call Option Date, 1.425% (142.5 basis points) per annum.

          "Group II Required Cross-Collateralization Amount": With respect to each Distribution Date and Group II, the amount, if any, by which (i) the sum of the amounts distributable pursuant to subclauses (i) through (viii) of
Section 4.04(b)(II)(C) exceeds (ii) the General Excess Available Amount for Group II for such Distribution Date.

          "Group Principal Balance": With respect to any date of determination and each Group, the aggregate of the Loan Balances of the Mortgage Loans of such Group as of the end of the immediately preceding Due Period; provided, however, that the Group Principal Balance on the Distribution Date on which the Termination Price is to be paid will be deemed to have been equal to zero as of the last day of the related Due Period.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of Cityscape, the Depositor, the Servicer and the Underwriter, (ii) does not have any direct financial interest or any material indirect financial interest in Cityscape, the Depositor, the Servicer or in any affiliate of either, and (iii) is not connected with Cityscape, the Depositor, the Servicer or the Underwriter as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Contractor": Either (i) any Person (other than the Servicer, the Depositor and Cityscape) that would be an "independent contractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury Regulation
Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer, the Depositor and Cityscape), if the Trustee and the Certificateholders have each received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Initial Adjustment Date": As to each Group II Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

          "Initial Cut-Off Date":  The close of business on March 14, 1997.

          "Initial  Certificate  Principal  Balance":   With  respect  to any
Regular Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

          "Initial  Mortgage Loans":    The Mortgage  Loans delivered  by the
Depositor on the Closing Date.

          "Initial Mortgage Rate":   As to each  Group II Mortgage  Loan, the
Mortgage Rate in effect prior to the Initial Adjustment Date.

          "Interest  Determination  Date":   With  respect  to  the  Group II
Certificates and each Accrual Period after the initial Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          "Interest Distributable Amount": With respect to each Class of Regular Certificates and each Distribution Date, the sum of the Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

          "Late Collection": With respect to any Mortgage Loan and the Monthly Payment due thereon during any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as a late payment of such Monthly Payment or as Property Insurance Proceeds, Liquidation Proceeds or otherwise, which represent the late payment or collection of such Monthly Payment.

          "LIBOR  Business Day":   Any  day  on which  banks in  the  City of
London,  England  and   New  York  City,  U.S.A.  are   open  and  conducting
transactions in foreign currency and exchange.

          "LIBOR Mortgage Loan": Any Group II Mortgage Loan, including the 2/28 LIBOR Mortgage Loans, whose Mortgage Rate is subject to semi-annual adjustment on the Adjustment Dates specified in the related Mortgage Note and whose Mortgage Index is Six-Month LIBOR.

          "Lien":  As defined in Section 2.07(b).

          "Lifetime Cap": With respect to each Group II Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the initial Mortgage Rate thereof to determine such Mortgage Loan's Maximum Mortgage Rate.

          "Liquidation Proceeds": The amount (other than Property Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise.

          "Liquidation Report":   The report in the form of Exhibit H annexed
hereto delivered by the Servicer pursuant to Section 3.15(e).

          "Loan Balance": With respect to each Mortgage Loan and any date of determination, the outstanding principal balance thereof calculated in accordance with the terms of the related Mortgage Note minus the aggregate amount of any Cram Down Losses relating to such principal balance and allocated thereto prior to such date; provided, however, that the Loan
                                      --------  -------
Balance for any Mortgage Loan upon which a Final Recovery Determination has been made shall be zero as of the last day of the Due Period in which such Final Recovery Determination was made, and at all times thereafter.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Loan Balance of the related Mortgage Loan on the date of origination of such Mortgage Loan or the Loan Balance of such Mortgage Loan at the time of such purchase, plus, in the case of a Second Mortgage Loan, the outstanding principal balance of the related First Lien on such date of origination or purchase, as the case may be, of the Mortgage
Loan, and the  denominator of  which is  the Value of  the related  Mortgaged
Property.

          "Loss Reimbursement Deficiency": With respect to any Distribution Date and any Class of the Class M-1, Class M-2 or Class B Certificates of a Group, the amount of Allocable Loss Amounts for the related Group applied to the reduction of the Class Certificate Principal Balance of such Class and not reimbursed pursuant to Section 4.04(b) hereof as of such Distribution Date.

          "Majority  Certificateholders":     The  Holders   of  Certificates
evidencing at least 51% of the Voting Rights.

          "Majority Class  R  Certificateholders":   The Holders  of Class  R
Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

          "Maximum Group I Collateral Amount": The sum of (i) the Loan Balances of all Group I Initial Mortgage Loans as of the Initial Cut-Off Date and (ii) the Loan Balances of all Subsequent Mortgage Loans as of the applicable Cut-Off Dates.

          "Maximum Group II Collateral Amount": The aggregate Loan Balances of all Group II Mortgage Loans as of the Cut-Off Date.

          "Maximum Mortgage Rate": With respect to each Group II Mortgage Loan, the maximum rate of interest permitted pursuant to the related Mortgage Note.

          "Mezzanine  Certificate":   A Class  M-1 Certificate  or  Class M-2
Certificate, as the case may be.

          "Minimum Mortgage Rate": With respect to each Group II Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

          "Monthly Interest Distributable Amount": With respect to each Class of Regular Certificates and each Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Certificate Principal Balances of such Class immediately prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note, determined after giving effect to any reduction in the amount of interest collectible from the related Mortgagor as a result of the application of the Civil Relief Act.

          "Mortgage":    The  mortgage,  deed of  trust  or  other instrument
creating a first lien on or first priority security interest in, or, in the case of certain Group I Mortgage Loans, a second lien on or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File":   The mortgage  documents listed  in Section  2.04
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Index":  Six-Month LIBOR.

          "Mortgage Loan": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02, Section 2.06 and Section 2.13 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Trust by the Depositor (as indicated by Exhibit D), that in fact was not transferred and assigned to the Trust for any reason whatsoever, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, "Mortgage Loan" shall be deemed to refer to the related REO Property. The term "Mortgage Loan" includes both Initial Mortgage Loans and Subsequent Mortgage Loans.

          "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust on such date, attached hereto as Exhibit D (as such list may be amended from time to time), which list shall set forth the following information with respect to each Mortgage Loan:

          (i)     the loan number;

          (ii)    the Mortgagor's name;

          (iii) the street address of the Mortgaged Property, including the city, state and zip code;

          (iv)    the type of Mortgaged Property;

          (v)     the Mortgage Rate;

          (vi)    the occupancy status;

          (vii)   the original term;

          (viii) as of the Cut-Off Date, the remaining number of months to stated maturity;

          (ix)    the original principal balance;

          (x)     the paid through date;

          (xi)    the amount of the Monthly Payment;

          (xii)   the unpaid principal balance as of the Cut-Off Date;

          (xiii)  the Loan-to-Value Ratio;

          (xiv)   the stated maturity date;

          (xv)    the Due Date;

          (xvi)   the Value, if available;

          (xvii)  the lien priority of the Mortgage Loan;

          (xviii) the Net Mortgage Rate;

          (xix)   the origination date;

          (xx)    Cityscape loan grade;

          (xxi) balloon amortization, which is the number of months it would take a Mortgagor making timely and equal payments without any reference to the Balloon Payment and the number of scheduled months which the Mortgagor has to pay off such Mortgage Loan including the Balloon Payment (e.g., "360 months due in 180 months");
                      ----

          (xxii)  an indication as to the related Group;

          (xxiii) with respect to each Group II Mortgage Loan, the Initial Mortgage Rate;

          (xxiv) with respect to each Group II Mortgage Loan, the next Adjustment Date after the Cut-Off Date;

          (xxv) with respect to each Group II Mortgage Loan, the Maximum Mortgage Rate;

          (xxvi) with respect to each Group II Mortgage Loan, the Minimum Mortgage Rate; and

          (xxvii) with  respect to each  Group II Mortgage  Loan, the Gross
     Margin.

Such schedule  shall also set forth the total  of the amounts described under
(xii) above for all of the Mortgage Loans as of the specified date. Such schedule may be in the form of more than one list, which list or lists may have one or more attachments, collectively setting forth all of the information required. Such list of information contained in a Mortgage Loan Schedule shall also be provided to the Trustee in a computer-readable format on a tape or disk. The Mortgage Loan Schedule shall be amended from time to time by the Trustee in accordance with Section 2.07. With respect to any Qualified Substitute Mortgage Loan, the amounts described in clauses (viii) and (xii), and, in the case of any Qualified Substitute Mortgage Loan that has an adjustable Mortgage Rate, clauses (v), (x), (xi), and (xxiv), shall also be set forth as of the date of substitution.

          "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Rate": With respect to each Mortgage Loan, the fixed or adjustable annual rate, as applicable, at which interest accrues on such Mortgage Loan (subject to any reduction in such rate resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding), as provided in the related Mortgage Note and as shown or described as of the Cut-Off Date on the Mortgage Loan Schedule.

          "Mortgaged Property":   The underlying property securing a Mortgage
Loan, including any REO Property, consisting of an estate in Real Property improved by a Residential Dwelling.

          "Mortgagor":  The obligor or obligors on a Mortgage Note.

          "Net  Mortgage Rate":   With respect to  each Mortgage Loan,  a per
annum  rate of interest  equal to the  Mortgage Rate minus  the Servicing Fee
Rate.

          "Net Recovery Proceeds": The amount of any gross Property Insurance Proceeds or Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the sum of (i) all unreimbursed Servicing Advances, if any, with respect to such Mortgage Loan, (ii) all accrued interest on such Mortgage Loan at the applicable Net Mortgage Rate from the Due Date as to which interest was last paid by the related Mortgagor through the Due Date in the calendar month preceding the month in which Net Recovery Proceeds are required to be distributed on such Mortgage Loan, (iii) all accrued and unpaid Servicing Fees, if any, and (iv) without duplication, liquidation expenses.

          "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "Nonrecoverable  Delinquency  Advance":   Any  Delinquency  Advance
(x) previously made and not previously reimbursed to the Servicer or (y) proposed to be made in respect of a Mortgage Loan or REO Property that the Servicer determines will not, or, in the case of a proposed Delinquency Advance, would not, be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Delinquency Advance or that any proposed Delinquency Advance, if made, would constitute a Nonrecoverable Delinquency Advance shall be evidenced by a certification of a Servicing Officer delivered by the Servicer to the Trustee no later than the Business Day following such determination and, in turn, by the Trustee to Cityscape, the Depositor and the Rating Agencies no later than the Business Day following the Trustee's receipt thereof.

          "Nonrecoverable Servicing Advance": Any Servicing Advance (x) previously made and not previously reimbursed to the Servicer or (y) proposed to be made in respect of a Mortgage Loan or REO Property that the Servicer determines will not, or, in the case of a proposed Servicing Advance, would not, be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance shall be evidenced by a certification of a Servicing Officer delivered by the Servicer to the Trustee no later than the Business Day following such determination and, in turn, by the Trustee to Cityscape, the Depositor and the Rating Agencies no later than the Business Day following the Trustee's receipt thereof.

          "Notice":  As defined in Section 4.02.

          "Officers' Certificate": With respect to Cityscape or the Servicer, a certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer or the Secretary of Cityscape or the Servicer, as the case may be.

          "One-Month LIBOR": With respect to each Accrual Period other than the initial Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Screen 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. The One-Month LIBOR value for the initial Accrual Period shall be 5.6875% per annum. On each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Trustee as follows:

           (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%); and

          (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month
               LIBOR for  the related Accrual  Period shall be the  higher of
               (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

          "Opinion of Counsel": A written opinion of counsel, who (unless such Opinion of Counsel is required to be an Independent Opinion of Counsel) may be counsel for Cityscape, the Depositor, the Trustee or the Servicer (including, except as otherwise expressly provided in this Agreement, the in-house general counsel for Cityscape, the Servicer, the Depositor, the Trustee or any Certificateholder, as the case may be), and who shall be reasonably acceptable to the parties to which such opinion is addressed; except that any opinion of counsel relating to (a) qualification of the Trust as a REMIC, or compliance with the REMIC Provisions, must be an opinion of counsel who is a tax counsel experienced in REMIC matters, and (b) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or the resignation of the Servicer pursuant to 6.04 must be delivered by an Independent counsel who is counsel experienced in federal income tax matters.

          "Optimal Principal Balance": With respect to each Group and any Distribution Date, the Class B Optimal Principal Balance, Class M-1 Optimal Principal Balance, Class M-2 Optimal Principal Balance or Senior Optimal Principal Balance, as the context requires.

          "Original Class Certificate Principal Balance": With respect to any Class of Regular Certificates, the corresponding amounts set forth opposite such Class below:

               Class A-1:     $27,200,000
               Class A-2:     $24,200,000
               Class A-3:     $30,950,000
               Class A-4:     $18,350,000
               Class A-5:     $19,550,000
               Class A-6:     $11,550,000
               Class A-7:     $11,750,000
               Class A-8:     $25,469,000
               Class M-1F:    $7,425,000
               Class M-2F:    $8,250,000
               Class M-1A:    $3,010,000
               Class M-2A:    $1,872,000
               Class B-1F:    $5,775,000
               Class B-1A:    $2,196,812

          "Original Pre-Funding Amount":  $41,275,721.34.

          "OTS":  The Office of Thrift Supervision or any successor.

          "Overcollateralization Deficiency Amount": With respect to any Distribution Date and each Group, the amount, if any, by which the Overcollateralization Target Amount for such Group exceeds the related Overcollateralized Amount on such Distribution Date (such Overcollateralized Amount to be calculated after giving effect to all prior distributions on all Classes of Certificates on such Distribution Date pursuant to paragraphs
(A), (B) and (C) of Section 4.04(b)(I), in the case of Group I, or paragraphs (A) and (B) of Section 4.04(b)(II), in the case of Group II).

          "Overcollateralization Target Amount": With respect to Group I and any Distribution Date occurring prior to the related Stepdown Date, an amount equal to 3.5% of the Maximum Group I Collateral Amount, and with respect to any other Distribution Date, an amount equal to 7.0% of the aggregate of the Loan Balances of the Mortgage Loans of such Group as of the end of the related Due Period; provided, however, that such Group's Overcollateralization Target Amount shall in no event be less than 0.50% of the Maximum Group I Collateral Amount; provided further, however, that on any Distribution Date on which a Trigger Event is occurring with respect to such Group, the Overcollateralization Target Amount shall be equal to 5.0% of the Maximum Group I Collateral Amount. With respect to Group II and any Distribution Date occurring prior to the related Stepdown Date, an amount equal to 6.0% of the Maximum Group II Collateral Amount, and with respect to any other Distribution Date, an amount equal to 15.0% of the aggregate of the Loan Balances of the Mortgage Loans of such Group as of the end of the related Due Period; provided, however, that such Group's Overcollateralization Target Amount shall in no event be less than 0.50% of the Maximum Group II Collateral Amount.

          "Overcollateralized Amount": With respect to any Distribution Date and each Group, the amount, if any, by which (A) the related Group Principal Balance on the last day of the immediately preceding Due Period exceeds (B) the aggregate of the Class Certificate Principal Balances of the Regular Certificates of such Group as of such Distribution Date after giving effect to all distributions to be made on such Certificates on such Distribution Date.

          "Pass-Through Rate":     Class A-1: 7.13% per annum
                         Class A-2: 6.95% per annum
                         Class A-3: 7.02% per annum
                         Class A-4: 7.16% per annum
                         Class A-5: 7.48% per annum
                         Class A-6: 7.91% per annum
                         Class A-7: 7.41% per annum
                         Class A-8:      *
                         Class M-1F: 7.73% per annum
                         Class M-2F: 7.95% per annum
                         Class M-1A:     *
                         Class M-2A:     *
                         Class B-1F: 8.28% per annum
                         Class B-1A:     *

-----------------

/*/As to the each Class of Group II Certificates and any Distribution Date, the per annum rate equal to the lesser of (i) the sum of (a) One-Month LIBOR on the related Interest Determination Date and (b) the related Group II Pass-Through Margin and (ii) the related Available Funds Cap. For the initial Distribution Date, the Pass-Through Rates on the Class A-8 Certificates, Class M-1A Certificates, Class M-2A Certificates and Class B-1A Certificates are, respectively, 5.9175%, 6.0875%, 6.2875% and 6.6375% per annum.

          "Percentage Interest": With respect to any Certificate (other than a Class R Certificate), a fraction, expressed as a decimal, the numerator of which is the Initial Certificate Principal Balance represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, provided that the sum of all such percentages for the Class R Certificates in the aggregate totals 100%.

          "Periodic Rate Cap": In the case of a Group II Mortgage Loan, the provision in the related Group II Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than the percentage set forth in such Group II Mortgage Note.

          "Permitted  Investments":   As used  herein,  Permitted Investments
shall include the following:

       (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

      (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" by S&P, "D-1" by DCR and "F-1+" by Fitch;

     (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC and a rating, with respect to its long-term, unsecured, debt obligations, of "A" by S&P, DCR and Fitch;

      (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" by S&P, "D-1" by DCR and "F-1+" by Fitch;

       (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "AAA" by Fitch (if rated by Fitch);

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the earliest date on which such monies may be needed to make payments.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pool Delinquency Rate": With respect to any Due Period and each Group, the fraction, expressed as a percentage, whose numerator is the aggregate of the Loan Balances of all Mortgage Loans in such Group that are 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of such Due Period, and whose denominator is the aggregate of the Loan Balances of all Mortgage Loans in such Group as of the close of business on the last day of such Due Period.

          "Pre-Funding Account": The account created and maintained by the Trustee pursuant to Section 4.01 hereof.

          "Pre-Funding  Amount":   With respect  to any  date, the  amount on
deposit in the Pre-Funding Account as of such date (net of any reinvestment earnings thereon).

          "Pre-Funding Earnings": With respect to the May 1997 Distribution Date, the actual investment earnings earned on amounts on deposit in the Pre-Funding Account during the period from March 31, 1997 through and including April 30, 1997, and with respect to the June 1997 Distribution Date, the actual investment earnings earned on amounts on deposit in the Pre-Funding Account during the period from April 30, 1997 through and including May 31, 1997 (in all cases as calculated by the Trustee pursuant to Section 2.13(c) hereof).

          "Pre-Funding Period": The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which any Servicer Default occurs and
(iii) May 31, 1997.

          "Prepayment Assumption":  As defined in the Prospectus Supplement.

          "Prepayment Interest Shortfall": With respect to any Servicer Remittance Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment an amount equal to the excess, if any, of (i) a full month's interest on the amount of such Principal Prepayment at a per annum rate equal to the Mortgage Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) minus the Servicing Fee Rate over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "Principal Remittance  Amount":   As defined  in Section 3.11(i)(B)
hereof.

          "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Pro Rata Pre-Funding Distribution Amount": With respect to the Distribution Date immediately following the Due Period in which the end of the Pre-Funding Period occurs, (i) the Unutilized Funding Amount, if such amount is greater than or equal to $100,000, and (ii) zero, if such amount is less than $100,000.

          "Prospectus Supplement": That certain Prospectus Supplement to be dated on or about April 7, 1997 relating to the public offering of the Regular Certificates.

          "Purchase Price": With respect to any Mortgage Loan required to be purchased pursuant to Section 2.06 or to be purchased pursuant to Section 3.15(c) and as confirmed by an Officers' Certificate, an amount equal to the sum, without duplication, of (i) 100% of the Loan Balance as of the date of purchase, (ii) interest from the date interest was last paid by the Mortgagor through the day before the Due Date in the calendar month in which such purchase occurs, at a per annum rate equal to the applicable Net Mortgage Rate (or, if Cityscape is not the Servicer at the time of such purchase, at the applicable Mortgage Rate), (iii) any unreimbursed Servicing Advances allocable to such Mortgage Loan and (iv) in the event the Mortgage Loan is required to be purchased pursuant to Section 2.06, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any reasonable expenses arising out of the enforcement of the purchase obligation.

          "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Substitute Mortgage Loan being substituted for such Deleted Mortgage Loan), after deduction of all scheduled payments of principal due in the month of substitution, not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan or Loans as of the date of substitution, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess
of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (v) satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each representation and warranty set forth in Section 2.07 hereof, (viii) have the same or better property type as the Deleted Mortgage Loan, (ix) have the same or better occupancy status, (x) be of the same or of a better credit quality (determined in accordance with Cityscape's credit underwriting guidelines as attached hereto as Exhibit M) as the Mortgage Loan being replaced, (xi) have a Second Loan-to-Value Ratio equal to or greater than the Second Loan-to-Value Ratio of the Deleted Mortgage Loan (if applicable), (xii) if the Deleted Mortgage Loan is a Group I Mortgage Loan, have a fixed Mortgage Rate, (xiii) if the Deleted Mortgage Loan is a Group II Mortgage Loan, (a) have a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and have a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than)  the Minimum Mortgage Rate  of the Deleted  Mortgage Loan,
(b) have the same Mortgage Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin that is (x) not less than that of the Deleted Mortgage Loan and (y) if Group II Mortgage Loans having an aggregate outstanding principal balance equaling 1% or more of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan, (c) have Adjustment Dates that are no less frequent than the Adjustment Dates of the Deleted Mortgage Loan and (d) will not permit conversion of the related adjustable Mortgage Rate to a fixed Mortgage Rate. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the tests set forth in clauses (i), (ii), (iii), (iv), (xi) and (xiii)(a) above may be met on a weighted average basis or other aggregate basis (based on the mortgage loans substituted in any one Due Period) acceptable to the Rating Agencies. The Rating Agencies may waive any of the foregoing tests provided that any such substitution shall not adversely affect the Trust's status as a REMIC.

          "Rating Agency":  Each of S&P, DCR and Fitch.

          "Realized Loss": As to any Mortgage Loan on which a Final Recovery Determination has been made, the amount, if any, by which the Loan Balance of such Mortgage Loan as of the date of such Final Recovery Determination exceeds the Net Recovery Proceeds allocable to such Loan Balance for such Mortgage Loan.

          "Record Date": With respect to the initial Distribution Date, April 9, 1997. With respect to each subsequent Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "Reference Banks": Bankers Trust Company, Barclay's Bank Plc, The Bank of Tokyo and National Westminster Bank Plc; provided that if any of the
                                                 --------
foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in United States deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or any affiliate thereof, (iii) whose quotations appear on the Telerate Screen 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Trustee.

          "Regular  Certificate":   As  to  each  Group,  any of  the  Senior
Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B Certificates of such Group.

          "Regular Pre-Funding Distribution Amount": With respect to the Distribution Date immediately following the Due Period in which the end of the Funding Period occurs, (i) the Unutilized Funding Amount, if such amount is less than $100,000, and (ii) zero, if such amount is greater than or equal to $100,000.

          "Regular  Principal Distribution  Amount":   With  respect to  each
Group and any Distribution Date, an amount equal to the lesser of:

          (A) the aggregate of the Class Certificate Principal Balances of the Classes of Regular Certificates of such Group immediately prior to such Distribution Date; and

          (B) the sum of (i) each scheduled payment of principal collected on the Mortgage Loans of such Group by the Servicer in the related Due Period, (ii) all partial and full principal prepayments of such Mortgage Loans applied by the Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received with respect to such Group during such Due Period, (iv) that portion of the Purchase Price, received during such Due Period, representing principal of any repurchased Mortgage Loan of such Group; (v) the principal portion of any Substitution Shortfall Amount with respect to such Group required to be deposited in the Collection Account during such Due Period, (vi) in the case of Group I, on the Distribution Date immediately following the Due Period in which the end of the Pre-Funding Period occurs, the Regular Pre-Funding Distribution Amount, if any, and (vii) on the Distribution Date on which the Trust is to be terminated pursuant to
     Section 10.01 hereof, that portion of the Termination Price that represents principal and relates to such Group.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC Trust":   The pools of assets consisting of the Trust Estate
except for the Pre-Funding Account and the Capitalized Interest Account.

          "Remittance Report":  A report  prepared by the Trustee pursuant to
Section 4.06(a).

          "Rents  from Real  Property":   With respect  to any  REO Property,
gross income of the character described in Section 856(d) of the Code.

          "REO Disposition": The receipt by the Servicer of all Liquidation Proceeds, Property Insurance Proceeds and other payments or recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the related REO Property.

          "REO Property":   A Mortgaged Property acquired by  the Servicer in
the name of the Trustee on behalf of the Certificateholders through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.22.

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

          "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          "Residential Dwelling": Any one of the following: (i) a detached or semi-detached single-family dwelling, (ii) a two- to four-unit dwelling,
(iii) a townhouse, (iv) a unit in a condominium or a planned unit development, none of which is a co-operative unit or a mobile home, but which may be a pre-fabricated or manufactured unit affixed to a permanent foundation or (v) a Small Mixed-Use/Multifamily Property where generally at least 60% of the gross income arises from residential purposes in accordance with Cityscape's Underwriting Guidelines attached hereto as Exhibit M.

          "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officers' knowledge of and familiarity with the particular subject.

          "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors, and, if such division shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

          "SAIF":  The Savings Association Insurance Fund of the FDIC.

          "Second Loan-to-Value Ratio": With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the unpaid principal balance of the second lien on the related Mortgaged Property and the denominator of which is the Value of such Mortgaged Property.

          "Second  Mortgage Loan":   Any Mortgage  Loan that is  secured by a
second lien on or second priority security interest in the related Mortgaged Property.

          "Senior  Certificate":    With respect  to  Group  I, a  Class A-1,
Class A-2,  Class A-3,   Class A-4,   Class A-5,   Class A-6   or   Class A-7
Certificate.  With respect to Group II, a Class A-8 Certificate.

          "Senior Certificateholder":  Any Holder of a Senior Certificate.

          "Senior Credit Enhancement Percentage": With respect to each Group and any Distribution Date, the percentage obtained by dividing (i) the sum of
(a) the aggregate of the Class Certificate Principal Balances of the Mezzanine Certificates and the Class B Certificates of such Group and (b) the Overcollateralized Amount for such Group, in each case before giving effect to the distribution of principal on such Distribution Date, by (ii) the aggregate of the Loan Balances of the Mortgage Loans of such Group as of the beginning of the related Due Period.

          "Senior Optimal Principal Balance": With respect to each Group and any Distribution Date prior to the Stepdown Date or any Distribution Date on which a Trigger Event has occurred and is continuing, zero. With respect to each Group and any other Distribution Date, the related Group Principal Balance as of such Distribution Date minus the greater of (a) the sum of
(1)(x) in the case of Group I, 26% of such Group Principal Balance or (y) in the case of Group II, 54.372% of such Group Principal Balance and (2) the Overcollateralization Target Amount for such Group for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.50% of the related Maximum Collateral Amount; provided however, that any Group's Senior Optimal Principal Balance shall never be less than zero or greater than the Aggregate Senior Certificate Principal Balance for such Group as of the Closing Date.

          "Senior Principal Distribution Amount": With respect to each Group and any Distribution Date, the lesser of the (i) Regular Principal Distribution Amount for such Group for such Distribution Date and (ii) the amount, if any, by which the Aggregate Senior Certificate Principal Balance for such Group for such Distribution Date (in the case of Group I, after giving effect to distributions made on such Distribution Date pursuant to
Section 4.04(b)(I)(B)) exceeds the related Senior Optimal Principal Balance for such Distribution Date.

          "Servicer": Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as Servicer of the Mortgage Loans, which term shall also include any successor servicer appointed hereunder.

          "Servicer Default":  One or more of the events described in Section
7.01.

          "Servicer Information": Any information contained in a Liquidation Report, a Servicer Remittance Report or a Delinquency Report.

          "Servicer Remittance Date": With respect to any Distribution Date, the fifth Business Day preceding such Distribution Date.

          "Servicer  Remittance Report":   The  monthly  report described  in
Section 3.18(a).

          "Servicing Account":     The  account   or  accounts  created   and
maintained pursuant to Section 3.09.

          "Servicing Advances": The costs and expenses incurred by the Servicer in connection with (i) the preservation, restoration and protection of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property,
(iv) the payment of any taxes, assessments or insurance premiums, and the performance of its obligations under Sections 3.01(b)(ii), 3.09, 3.13, 3.15(a) and 3.22, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.24.

          "Servicing Fee": With respect to each Mortgage Loan and any Due Period, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the out-standing Loan Balance of such Mortgage Loan at the beginning of such Due Period. A portion of such Servicing Fee may be paid to any Sub-Servicer as its servicing compensation. The Servicing Fee with respect to each Group's Mortgage Loans shall be payable from the funds specified in Section 3.17 hereof only to the extent related to such Group.

          "Servicing Fee Rate":   With respect to each  Mortgage Loan and Due
Period a per annum rate equal to 0.50%.

          "Servicing Officer": Any officer of the Servicer or any Sub-Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signatures appear on a list of servicing officers furnished to the Trustee by the Servicer or such Sub-Servicer, as such list may from time to time be amended. There shall at no time be fewer than two Servicing Officers.

          "Simple Interest Loan":   A mortgage loan that  accrues interest in
accordance with the "simple interest" method.

          "Six-Month LIBOR": As to certain of the Group II Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being equal to the average of the London interbank offered rates for six-month dollar deposits in the London market.

          "Small Mixed-Use/MultiFamily Property": A Mortgaged Property with improvements generally consisting of up to four residential dwelling units and which may include up to three non-residential units, provided that at least 50% of the units in any such improvement are residential dwelling units.

          "Startup Date":  March 31, 1997.

          "Stepdown  Date":     With  respect   to  each  Group,   the  first
Distribution Date occurring after March 2000 as to which all of the following conditions have been satisfied:

     (1) the related Group Principal Balance has been reduced to an amount less than or equal to (i) 50% of the Maximum Group I Collateral Amount, in the case of Group I, or (ii) 40% of the Maximum Group II Collateral Amount, in the case of Group II;

     (2)  no Trigger Event is continuing with respect to such Group; and

     (3) the Trustee determines (before actual distributions are made on such Distribution Date) that, if effect were given to all distributions of principal to be made on such date, the Aggregate Senior Certificate Principal Balance of such Group would be reduced on such date to the excess of (i) the Group Principal Balance for such Group as of the last day of the related Due Period over (ii) the greater of (a) the sum of (1) (x) in the case of Group I, 26% of such Group Principal Balance or (y) in the case of Group II, 54.372% of such Group Principal Balance and (2) the related Overcollateralization Target Amount for such Distribution Date (such
Overcollateralization Target Amount to be calculated (x) as if such Distribution Date were occurring on or after the related Stepdown Date and
(y) without giving effect to (A) in the case of Group I, the first proviso in clause (i) of the definition of "Overcollateralization Target Amount" or
(B) in the case of Group II, the proviso in clause (ii) of such definition and (b) 0.50% of the related Maximum Collateral Amount.

          "Subsequent Cut-Off Date Deposit": With respect to any Subsequent Transfer Date and any Subsequent Mortgage Loan transferred to the Trust during any month which does not have a Monthly Payment due until the second Due Period following such month, an amount equal to the product of (a) the Loan Balance of such Subsequent Mortgage Loan on the related Cut-Off Date and
(b) one-twelfth of the Net Mortgage Rate on such Subsequent Mortgage Loan.

          "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust for inclusion in Group I pursuant to Section 2.13 of this Agreement and the Subsequent Transfer Agreement, which shall be listed on the mortgage loan schedule attached to the Subsequent Transfer Agreement.

          "Subsequent Transfer Date": The date specified in each Subsequent Transfer Agreement, provided that in no event shall there be more than five such Subsequent Transfer Dates.

          "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement executed by the Trustee (solely in its capacity as Trustee and not in its individual capacity) and the Seller substantially in the form of Exhibit P hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

          "Sub-Servicer":   Any  Person with which  the Servicer  has entered
into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

          "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

          "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

          "Substitution Shortfall  Amount":   As defined  in Section  2.06(d)
hereof.

          "Tax Matters Person":  The Tax Matters Person appointed pursuant to
Section 11.12 hereof.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Termination Price":  As defined in Section 10.01(b) hereof.

          "Trigger Event": With respect to each Group and any Distribution Date, the occurrence of the Pool Delinquency Rate for such Group for the related Due Period exceeding 50% of the Senior Credit Enhancement Percentage for such Group for such Distribution Date.

          "Trust":    Cityscape Home  Equity Loan  Trust, Series  1997-B, the
trust created hereunder.

          "Trust Estate": The corpus of the trust created hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the rights and remedies of the Trustee against any person making any representation or warranty to the Trustee hereunder, to the extent provided herein and (v) each Account, together with such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          "Trustee":   First Bank  National Association,  a national  banking
association, or any successor trustee appointed as herein provided.

          "Trustee's Fee": With respect to any Distribution Date and each Group, the product of (x) one-twelfth of the Trustee's Fee Rate and (y) the aggregate of the Loan Balances of all Mortgage Loans in such Group as of the opening of business on the first day of the related Due Period.

          "Trustee's Fee Rate": With respect to any Distribution Date, the greater of (x) 0.01125% per annum and (y) a fraction, expressed as a per-annum percentage, whose numerator is $7,500 and whose denominator is the aggregate of the Loan Balances of all Mortgage Loans as of the opening of business on the first day of the related Due Period.

          "Underwriter":   Greenwich  Capital Markets,  Inc., as  underwriter
with respect to the Regular Certificates.

          "United States Person or U.S. Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
Section 3.13.

          "Unpaid Interest Shortfall Amount": With respect to each Class of Regular Certificates and the first Distribution Date, zero. With respect to each Class of Regular Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (A) the sum of (i) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (ii) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (B) the aggregate amount distributed on the Certificates of such Class in respect of interest pursuant to clause (A) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

          "Unutilized  Funding Amount":   The Pre-Funding  Amount immediately
after the end of the Pre-Funding Period.

          "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, and (ii) the sales price of the related Mortgaged Property.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Except as otherwise expressly provided for herein, on any date on which any Regular Certificates are outstanding, all of the Voting Rights shall be allocated among Holders of such Certificates in proportion to such Certificates' respective Certificate Principal Balances as of date; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with such Holders' respective Percentage Interests in the Certificates of such Class.

          "Weighted Average Pass-Through Rate": As to any Distribution Date, the weighted average of the Pass-Through Rates of each Class of Group I Certificates, weighted on the basis of their respective Class Certificate Principal Balances on such Distribution Date.

          "Written Order to Authenticate":   A written  order in the form  of
Exhibit L hereto by which the Depositor directs the Trustee to issue the Certificates.

          SECTION 1.02.  Accounting.

          Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                  ARTICLE II

                         ESTABLISHMENT OF THE TRUST;
                     PURCHASE AND SALE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01.  Establishment of the Trust.

          The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Cityscape Home Equity Loan Trust, Series 1997-B" and does hereby appoint First Bank National Association as Trustee in accordance with the provisions of this Agreement.

          SECTION 2.02.  Purchase and Sale of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trust without recourse, but subject to the terms of this Agreement, all right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule delivered on the Closing Date, including, without limitation, all principal outstanding as of the Cut-Off Date and interest payments due after the Cut-Off Date and (ii) the other assets of the Trust Estate.

          In consideration of such sale of the Mortgage Loans, the Trustee shall pay to the Depositor the purchase price.

          SECTION 2.03.  Grant of Security Interest.

          In the event that any conveyance pursuant to Section 2.02 hereof is deemed by a court of competent jurisdiction to be a loan, the parties intend that the Depositor shall be deemed to have granted to the Trustee on behalf of the Certificateholders a security interest in the related Mortgage Loans, including, without limitation, all interest accrued thereon and that this Agreement shall constitute a security agreement under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          Except as may otherwise expressly be provided herein, neither Cityscape, the Depositor, the Servicer nor the Trustee shall (and the Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Estate or any portion thereof, or permit the Trust Estate or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

          In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust Estate, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust Estate.

          SECTION 2.04.  Document Delivery Requirements.

          (a) In connection with each conveyance pursuant to Section 2.02 hereof, Cityscape does hereby agree to deliver to, and deposit with, the Trustee, no later than two Business Days prior to the Closing Date or related Subsequent Transfer Date, as the case may be, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

          (i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of March 14, 1997, Cityscape Home Equity Loan Trust, Series 1997-B, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Mortgage Loan to Cityscape;

          (ii) the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of Cityscape or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of Cityscape or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

          (iii)     the  original  executed   Assignment  of  the   Mortgage,
     acceptable   for  recording  except   with  respect  to   any  currently
     unavailable recording information, from Cityscape to the Trustee in blank or in the following form: "First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of March 14, 1997, Cityscape Home Equity Loan Trust, Series 1997-B";

          (iv) the original Assignment and any intervening Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to Cityscape (or, if any such Assignment has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by a Responsible Officer of Cityscape or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

          (v) the original, or a copy certified by Cityscape (or, if Cityscape did not originate such Mortgage Loan, the originator thereof) to be a true and complete copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

          (vi) an original, or a copy certified by Cityscape to be a true and complete copy of the original, of a lender's title insurance policy, or if a lender's title policy has not been issued as of the Closing Date or the Subsequent Transfer Date, as the case may be, of a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy;

          (vii) either: (A) an original hazard insurance policy; (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officers' Certificate of Cityscape certifying that a hazard insurance policy is in effect as to the Mortgaged Property (in which case such Officers' Certificate shall be accompanied by a copy of such hazard insurance policy); and

          (viii) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Act as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration, if obtainable with respect to such Mortgaged Property, is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together , in the case of a Second Mortgage Loan, with the outstanding principal balance of the First Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
     (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

          (b) With respect to any Mortgage referred to in Section 2.04(a)(ii) above as to which the original Mortgage is not available as of the Closing Date or the Subsequent
Transfer Date, as the case may be, and with respect to any Assignment referred to in Section 2.04(a)(iii) or 2.04(a)(iv) as to which the original Assignment is not available as of the Closing Date or the Subsequent Transfer Date, as the case may be, Cityscape shall deliver, prior to the Closing Date or the Subsequent Transfer Date, as the case may be, a copy of such Mortgage or such Assignment, as the case may be, certified by Cityscape to be a true and complete copy, to the Trustee and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment, or where the original Assignment is unavailable a copy thereof certified by the applicable public recording office, to the Trustee within five Business Days of receipt thereof by Cityscape but in no event later than 360 days (or such longer period as any one Rating Agency may approve in writing with respect to specific Mortgage Loans upon the request of Cityscape) following the date of origination of the related Mortgage Loan or the date of such Assignment to Cityscape, as the case may be. The failure of Cityscape to deliver to the Trustee (x) any original Mortgage under Section 2.04(a)(ii) (or where the original is unavailable a copy thereof certified by the applicable public recording office), or (y) any original Assignment under
Section 2.04(a)(iii) and (iv) (or where the original is unavailable a copy thereof certified by the applicable public recording office), shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of such 360 day period (or such longer period as any one Rating Agency may approve in writing with respect to specific Mortgage Loans upon the request of Cityscape).

          The Trustee shall promptly (and in no event later than five Business Days following the Closing Date and each Subsequent Transfer Date) submit for recording, at Cityscape's own expense, in the appropriate public office for real property records, each original Assignment referred to in
Section 2.04(a)(iii) above, as well as each original Assignment referred to in Section 2.04(a)(iv) above that was not previously submitted for recording. With respect to any original Assignment referred to in Section 2.04(a)(iii) above as to which the related recording information is unavailable within five Business Days following the Closing Date or the Subsequent Transfer Date, as the case may be, such original Assignment shall be submitted for recording within five Business Days after receipt of such information but in no event later than 90 days (or such longer period, up to an additional 90 days, as any one Rating Agency may approve and any longer period as approved by any one Rating Agency and by the Majority Certificateholders in writing with respect to specific Mortgage Loans upon the request of Cityscape) after the Closing Date or any Subsequent Transfer Date. Cityscape shall deliver each recorded Assignment referred to in Section 2.04(a)(iii) or, where the original is unavailable, a copy thereof certified by the applicable public recording office to be a true and complete copy of the original, to the Trustee no later than the earlier of (i) five Business Days after receipt thereof and (ii) within 360 days after the Closing Date or any Subsequent Transfer Date (or such longer period as any one Rating Agency may approve in writing with respect to specific Mortgage Loans upon the request of
Cityscape).   Any failure of Cityscape  to deliver to the  Trustee, prior to the expiration of such 360 day period (or any such longer period as any one Rating Agency may have approved in accordance with the terms set forth above), any such recorded Assignment, or such certified copy if such recorded Assignment has not been received by it, shall not be deemed a breach of this Agreement for any purpose. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, Cityscape shall promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          The Trustee shall promptly upon receipt thereof (and in any event no longer than 30 days following the Closing Date or the Subsequent Transfer Date, as the case may be), with respect to each Mortgage Note and Assignment of Mortgage delivered in blank in accordance with Section 2.04(a)(i) and
(iii), respectively, endorse each such Mortgage Note and assign each such Assignment in the form described therein.

          The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) five Business Days following such receipt and
(ii) 360 days after the Closing Date or any Subsequent Transfer Date (or such longer period as any one Rating Agency may approve in writing with respect to specific Mortgage Loans upon the request of Cityscape)), deliver to the Trustee (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the Trustee; (b) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from origination of a Mortgage Loan to Cityscape in those instances where certified copies thereof were delivered to the Trustee; (c) the original policy of title insurance or a copy certified by Cityscape to be a true and complete copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Trustee; and (d) any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          In the event that any Rating Agency approves in writing any extension of time for delivery of any document as provided for in this
Section 2.04(b), a copy of such written approval shall be sent to the Trustee and the other Rating Agencies.

          All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by Cityscape or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any original document that is not required pursuant to the terms of this Section to be a part of a Mortgage File delivered to or held by the Trustee shall be delivered promptly to the Servicer.

          In  connection with the delivery of  documentation provided by this
Section 2.04, Cityscape hereby appoints the Trustee its attorney with full power and authority to act in its stead for the purpose of executing and certifying assignments and endorsing and certifying promissory notes which make a part of each Mortgage File to cure any deficiencies in such documentation.

          If Cityscape has not delivered all required documentation with respect to any Mortgage Loan within the time periods, if any, specified in this Agreement, Cityscape shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.06 hereof.

          SECTION 2.05.  Acceptance by Trustee.

          The Trustee acknowledges (i) receipt by it on the Closing Date, in good faith without notice of adverse claims, subject to the provisions of Sections 2.02 and 2.04 and to any exceptions noted on the Trustee's certification in the form annexed hereto as Exhibit F-1 delivered to Cityscape, the Depositor and the Servicer on the Closing Date, of (x) the documents referred to in Section 2.04(a)(i), (ii), (iii) and (iv) above (except that such documents may be endorsed in blank upon receipt) with respect to the Mortgage Loans listed on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date and (y) the Certificate Account, the Capitalized Interest Account and the Pre-Funding Account (and, in each case, the amounts on deposit therein) and (ii) and acknowledges the assignment to it of all the other assets included in clauses (i) and (iii) of the definition of "Trust Estate," and the Trustee declares that it holds and will hold such documents and such other documents constituting the Mortgage Files as are delivered to it, and all such assets and such other assets included in the definition of "Trust Estate" as are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders.

          Within 10 Business Days of the Closing Date the Trustee shall deliver to Cityscape, the Depositor and the Servicer a Final Certification in the form annexed hereto as Exhibit F-2, with any applicable exceptions noted thereon.

          After the delivery of the final certification, the Trustee shall provide to the Servicer, Cityscape and the Depositor, no less frequently than quarterly, updated certifications, a form of which is attached hereto as Exhibit F-3, indicating the then current status of exceptions until all such exceptions have been eliminated.

          If in the process of reviewing the Mortgage Files and making or preparing the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, or at the end of any 360-day period (or any later period approved as provided in Section 2.04(b), notice of which approval has been provided to the Trustee in writing (if such approval is made by a Rating Agency)) referenced above finds that all recorded Assignments and all original Mortgages or certified copies thereof have not been delivered to it, the Trustee shall promptly so notify Cityscape, the Depositor, the Rating Agencies and the Servicer. In performing any such review, the Trustee may conclusively rely on Cityscape as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered to the Trustee pursuant to this Section 2.05, unless otherwise expressly stated, shall be limited solely to confirming that the documents listed in this Section 2.05 have been executed and received, relate to the Mortgage Loans in the Mortgage Loan Schedule and conform as to the loan number and address and description thereof in the Mortgage Loan Schedule. In addition, upon the discovery by Cityscape, the Depositor, the Servicer, the Rating Agencies or the Trustee of a breach of any of the representations and warranties made by Cityscape pursuant to Sections 2.07 and 2.08 hereof (and any of the conditions in Section 2.13 with respect to the Subsequent Mortgage Loans) in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the Person discovering such breach shall give prompt written notice to the other Persons set forth in this sentence.

          At such time as any Mortgage Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Mortgage Loan satisfied the representations and warranties of Cityscape set forth in Section 2.07 as of the Closing Date or the related Subsequent Transfer Date; provided, however, that only one such
                                      --------  -------
investigation shall be required for  any Mortgage Loan or Subsequent Mortgage
Loan.

          If Cityscape has not delivered all required documentation with respect to any Mortgage Loan within the time periods specified in this Agreement (as such may have been extended pursuant to Section 2.04(b) hereof) Cityscape shall be required to take action with respect to such Mortgage Loan or Subsequent Mortgage Loan as and to the extent provided in Section 2.06 hereof.

          SECTION 2.06. Repurchase or Substitution of Mortgage Loans by Cityscape or the Servicer.

          (a)  Upon   discovery  or  receipt  of  notice  of  any  materially
defective document in, or that a required document is missing (after expiration of the applicable time period set forth in Section 2.04 hereof) from, a Mortgage File, the Trustee shall promptly notify Cityscape, the Depositor Rating Agencies and the Servicer of such defect or missing document and request that Cityscape deliver such missing document or cure such defect within 90 days from the date Cityscape was notified of such missing document or defect, and if Cityscape does not deliver such missing document or cure such defect in all material respects during such period, Cityscape shall repurchase the related Mortgage Loan from the Trust at the Purchase Price promptly but no later than 10 days after the end of such period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account by Cityscape, and the Trustee, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and
(ii) confirmation that such deposit has been made, shall release or cause to be released to Cityscape the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by Cityscape, in each case without recourse, as shall be reasonably necessary to vest in Cityscape any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

          In lieu of repurchasing any such Mortgage Loan as provided above, Cityscape may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more
Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d).

          (b)(i) Except as otherwise provided in Section 2.06(e), within 60 days of the earlier of discovery by Cityscape or receipt of notice by Cityscape of the breach of any representation or warranty of Cityscape set forth in Section 2.07 or Section 2.08 with respect to any Mortgage Loan (notwithstanding that such representation and warranty was made to Cityscape's best knowledge) or the failure of any of the conditions set forth in Section 2.13 hereof with respect to any Subsequent Mortgage Loans, Cityscape shall either (x) cure such breach in all material respects, (y) subject to the restrictions set forth in Section 2.06(d) repurchase the Mortgage Loan from the Trustee at the Purchase Price or (z) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d). If any such breach is a breach of any of the representations and warranties included in subsection (m), (w), (y), (cc), (dd), (ll), (mm), (uu)
(zz), (ccc) or (eee) of Section 2.07 (to the extent the representations and warranties in such subsections relate to statistical information as to the characteristics of the Initial Mortgage Loans in the aggregate), and Cityscape is unable to cure such breach, Cityscape shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and correct. The Purchase Price for any repurchased Mortgage Loan shall be deposited in the Collection Account by Cityscape, and the Trustee, upon (i) receipt of an Officers' Certificate of Cityscape as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to Cityscape the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by Cityscape, in each case without recourse, as shall be necessary to vest in Cityscape any Mortgage Loan released pursuant hereto.

          (ii) If any Mortgagor on a Mortgage Loan fails to make the first payment (not including any payments withheld from loan proceeds) as determined in accordance with the terms of the related Mortgage Note within 90 days of the Due Date of such first payment, Cityscape shall, prior to the Determination Date related to the next succeeding Distribution Date, repurchase such Mortgage Loan from the Trustee at the Purchase Price.

          (c) Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.09, which breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the Servicer shall (i) cure such breach in all material respects or (ii) subject to the restrictions set forth in Section 2.06(d), purchase any affected Mortgage Loan from the Trust at the Purchase Price. The Purchase Price for the purchased Mortgage Loan shall be deposited by the Servicer in the Collection Account, and the Trustee, upon
(i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by Cityscape, in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan released pursuant hereto.

          (d)(i) No purchase or repurchase of any Mortgage Loan shall occur if Cityscape or the Servicer delivers (at it own expense) to the Trustee an Independent Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or repurchase of such Mortgage Loan will (x) result in the imposition of taxes on a "prohibited transaction" for the REMIC Trust as defined in Section 860F of the Code, (y) result in the imposition of taxes on contributions to the Trust under
Section 860G(d) of the Code or (z) cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding. Cityscape or the Servicer, whichever is the entity delivering the Independent Opinion of Counsel described in the preceding sentence, shall indemnify and hold harmless the Trust for any Realized Loss occurring on a Mortgage Loan which Cityscape or the Servicer does not purchase or repurchase due to the delivery of such Independent Opinion of Counsel.

          Notwithstanding the provisions of this subsection (i) of Section 2.06(d), if either Cityscape or the Servicer delivers an Opinion of Counsel stating that the proposed purchase or repurchase of a Mortgage Loan by Cityscape or the Servicer would result in the imposition of the taxes described in clauses (x) or (y) of this subsection (i) and that such proposed purchase or repurchase would not cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding, Cityscape or the Servicer (A) may purchase or repurchase such Mortgage Loan and (B) shall pay any of the taxes described in clauses (x) and (y) of this subsection (i) which are imposed as result of such purchase or repurchase.

          (ii) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.06(a) or Section 2.06(b) must be effected prior to the date that is two years after the Startup Date or such other period as may be specified therefor in the REMIC Provisions.

          With respect to any Deleted Mortgage Loan for which Cityscape substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by Cityscape by delivering to the Trustee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the related Assignment, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.04, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents (or shall cause such documents to be reviewed) as specified in Section 2.04 and shall deliver to Cityscape, the Depositor and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially similar to that made by the Trustee in the second paragraph of Section 2.05. Within one year of the date of substitution, the Trustee shall deliver to Cityscape, the Depositor and the Servicer a certification in the form of Exhibit F-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans pursuant to
Section 2.05. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate
and  will be  retained  by Cityscape.   For  the  month  of  substitution,
distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date of such Deleted Mortgage Loan in the month of substitution, and Cityscape shall thereafter be entitled to retain all amounts subsequently received in respect of such
Deleted Mortgage Loan.  Cityscape  shall  give   or  cause  to  be   given
written  notice  to   the Certificateholders and the Depositor that such
substitution has taken place, and the Trustee shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the Trust and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including, but not limited to, the representations and warranties set forth in Section 2.07, as of the date of substitution.

          For any month in which Cityscape substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee will determine, based upon information supplied by the Servicer, and inform Cityscape of, the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate unpaid principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate unpaid principal balance of all such Deleted Mortgage Loans as of such date plus the aggregate amount of all unreimbursed Servicing Advances and Delinquency Advances relating to such Deleted Mortgage Loans as of such date. On the date of such substitution, Cityscape will deposit or cause to be deposited from Cityscape's own funds into the Collection Account pursuant to
Section 3.10(a)(viii) an amount equal to the Substitution Shortfall Amount, if any, without reimbursement therefor, and the Trustee, upon (i) receipt of
(A) the related Qualified Substitute Mortgage Loan or Loans and (B) an Officers' Certificate of Cityscape as to the deposit of such Substitution Shortfall Amount into the Collection Account and (ii) confirmation that such deposit has been made, shall release or cause to be released to Cityscape, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment as are furnished by Cityscape, in each case without recourse, as shall be necessary to vest in Cityscape any Deleted Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage.

          Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan, no substitution pursuant to this Section 2.06 shall be made unless Cityscape obtains an Independent Opinion of Counsel, addressed to the Trustee, Cityscape, the Depositor and the Servicer, to the effect that such substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code, (ii) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code, or (iii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (e) Upon discovery by Cityscape, the Depositor, the Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Person discovering such fact shall promptly (and in any event within five Business Days of the discovery) give written notice thereof to the other Persons set forth in this sentence. In connection therewith, Cityscape shall repurchase the affected Mortgage Loan within 60 days of the earlier of such discovery by Cityscape or the receipt of notice in the same manner as Cityscape would for a breach of representation or warranty contained in Section 2.07. The Trustee shall reconvey to Cityscape the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in
Section 2.07.

          SECTION 2.07. Representations and Warranties with Respect to the Mortgage Loans.

          Cityscape hereby represents and warrants, with respect to each Mortgage Loan, to the Depositor, the Trustee and the Certificateholders that as of the Closing Date and, with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date or as of such other date specifically provided herein (except that with respect to any Qualified Substitute Mortgage Loan such representations and warranties shall be as of the date of substitution and made by Cityscape or the Servicer, whichever is making the substitution):

     (a) The information set forth on the Mortgage Loan Schedule relating to the Mortgage Loans is complete, true and correct as of the applicable Cut-Off Date;

     (b) The Mortgage Note and the Mortgage are not assigned or pledged by Cityscape to a Person other than the Trust, and immediately prior to the transfer of the Mortgage Loans from Cityscape to the Depositor, Cityscape had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan free and clear of any Lien;

     (c) The Mortgage is a valid and existing lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except liens for real estate taxes and special assessments not yet due and payable, in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute, and in the case of a Second Mortgage Loan, the lien securing the related First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in Cityscape a valid and subsisting lien on the property described therein, and Cityscape has full right to sell and assign the same to the Trustee;

     (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect which would have any adverse effect on the Certificateholders, except by a written instrument which has been recorded, if necessary to protect the interests of the Certificateholders, and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

     (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

     (f) Except with respect to delinquencies described in clause (m) hereof, no Mortgagor is in default in complying with the terms of the Mortgage Note or the Mortgage and there exists no event which, with the passage of time or notice or both, would constitute a default thereunder, and Cityscape has not waived any default, breach, violation or event of acceleration except that Cityscape may have accepted late payments. At origination all taxes, governmental assessments, insurance premiums, or water, sewer and municipal charges and rents under all ground leases which previously became due and owing have been paid, and each Mortgage Note and/or the related Mortgage obligate the related Mortgagor to pay all similar amounts as they become due. Cityscape has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (g) There is no proceeding pending or, to the best of Cityscape's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, water, earthquake or earth movement, windstorm, flood, tornado, or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (h) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

     (i) All of the improvements that were included for the purpose of determining the Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

     (j)  (Reserved.)

     (k) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

     (l) All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

     (m) As of the Cut-Off Date, no more than 4.60% of the Initial Mortgage Loans in Group I or and no more than 3.65% of the Mortgage Loans in Group II, each measured by Cut-Off Date Loan Balances, were 30 days or more Delinquent, and none of the Mortgage Loans were 60 days or more Delinquent;

     (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

     (o) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity (and, with respect to any Mortgage Loan secured by a Small Mixed-Use/Multifamily Property, such party had full power and authority and had been duly authorized) to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by such parties. The Mortgagor is a natural person (except with respect to Mortgage Loans secured by Small Mixed-Use/Multifamily Properties) who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

     (p) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and Cityscape has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

     (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

     (r) Any future advances made after the date of origination of each Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority, except in the case of a Second Mortgage Loan where such lien is expressly insured as having second lien priority subject only to the lien of the related First Lien, by a title insurance policy or an endorsement to the policy insuring the mortgagee's consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. Cityscape shall not be obligated to make future advances after the Cut-Off Date;

     (s) Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to FNMA or FHLMC, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Cityscape, its successors and assigns, as to the first priority lien of the Mortgage in the case of a First Mortgage Loan and the second priority lien of the Mortgage in the case of a Second Mortgage Loan, in the original principal amount of the Mortgage Loan. Cityscape is the sole payee of such mortgage title insurance policy, the assignment to the Trustee of Cityscape's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including Cityscape, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

     (t) All improvements upon the Mortgaged Property are insured by an insurer who meets FNMA and/or FHLMC guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.13 hereof. If the Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount
representing coverage described in Section 3.13.   All individual  insurance
policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause
naming Cityscape,  its successors  and assigns, as mortgagee.   All premiums
thereon  have been paid.   The Mortgage obligates  the Mortgagor  thereunder
to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (u) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (v) The Mortgage Loans were originated or purchased and re-underwritten by Cityscape in accordance with Cityscape's underwriting guidelines attached hereto as Exhibit M. No Mortgage Loan has been modified except as such modification may be reflected in the related Mortgage File;

     (w) The Mortgage Loan is a closed-end First Mortgage Loan or closed-end Second Mortgage Loan having an original term of not more than 30 years to maturity. Except with respect to any Balloon Mortgage Loan, each Mortgage Loan is payable in equal monthly installments of principal and interest which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than 60 days after disbursement of the proceeds of the Mortgage Loan and, if the Mortgage Loan is a Group I Mortgage Loan, bears a fixed interest rate for the term of the Mortgage Loan. As of the Cut-Off Date, approximately 56.51% of the Initial Mortgage Loans in Group I (measured by Group I Cut-Off Date Loan Balance) are Balloon Mortgage Loans each of which generally has an original term of not less than fifteen (15) years and which provides for level monthly payments generally based on a thirty (30) year amortization schedule and a final Monthly Payment substantially greater than the preceding Monthly Payments; none of the Mortgage Loans in Group II are Balloon Mortgage Loans;

     (x) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

     (y) With respect to approximately 87.36% of the Initial Mortgage Loans in Group I and approximately 91.46% of the Mortgage Loans in Group II, each measured by Cut-Off Date Loan Balances, at the time that each such Mortgage Loan was originated the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as such Mortgagor's primary residence, and Cityscape has no reason to believe that such representation of the Mortgagor is no longer true. No Mortgage Loan is a construction loan. Each Mortgaged Property is lawfully occupied under applicable law;

     (z) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.07(c);

     (aa) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. Other than applicable homestead provisions which may delay the realization against the Mortgaged Property, or exemptions that may arise in the event a petition under the Bankruptcy Code is filed with respect to the Mortgagor, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (bb) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

     (cc) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of at least one parcel of real property with a one family residence erected thereon, a two- to four-family dwelling, a Small Mixed-Use/Multi Family Property or an individual condominium unit; provided, however, that no residence or dwelling is a co-operative unit or
--------  -------
a mobile home, but which may be a pre-fabricated or manufactured unit affixed to a permanent foundation. As of the Cut-Off Date with respect to the aggregate Loan Balance of all Initial Mortgage Loans in Group I, (i) not more than 16.44% are secured by real property improved by two- to four-family dwellings; (ii) not more than 2.76% are secured by real property improved by individual condominium or townhouse units; (iii) at least 79.25% are secured by real property with a detached or attached single-family residence erected thereon; (iv) not more than 2.94% are subject to a ground lease and the remainder of the Group I Mortgaged Properties are fee simple estates; (v) not more than 0.50% are subject to a leasehold mortgage; (vi) not more than 9.94% are Second Mortgage Loans; (vii) not more than 1.54% are secured by small mixed-use Mortgaged Properties; (viii) none are secured by multifamily Mortgaged Properties; (ix) not more than 15.81% have been originated under a non-income verification program; and (x) each Group I Mortgage Loan secured by a Small Mixed-Use/Multifamily Property is a first lien on such Mortgaged Property; and with respect to each Group I Mortgaged Property subject to a ground lease: (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid, (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan, (iii) the ground lease has been duly executed and recorded, (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times, (v) the ground rent payment is included in the borrower's monthly payment as an expense item,
(vi) the Trust has the right to cure defaults on the ground lease and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of such Mortgaged Property. As of the Cut-Off Date with respect to the aggregate Loan Balance of all Mortgage Loans in Group II,
(i) not more than 22.70% are secured by real property improved by two- to four-family dwellings; (ii) not more than 2.43% are secured by real property improved by individual condominium units; (iii) at least 74.87% are secured by real property with a detached or attached single-family residence erected thereon; (iv) not more than 1.35% are subject to a ground lease and the remainder of the Group II Mortgaged Properties are fee simple estates; (v) no Group II Mortgage Loan is subject to a leasehold mortgage; (vi) none of the Group II Mortgage Loans are Second Mortgage Loans; (vii) none of the Group II Mortgage Loans are secured by Small Mixed-Use or Multifamily Properties; and
(viii) not more than 14.30% have been originated under a non-income verification program; and with respect to each Group II Mortgaged Property subject to a ground lease: (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid, (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan,
(iii) the ground lease has been duly executed and recorded, (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times, (v) the ground rent payment is included in the borrower's monthly payment as an expense item, (vi) the Trust has the right to cure defaults on the ground lease and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of such Mortgaged Property;

     (dd) The Loan-to-Value Ratio as of the date of origination of each Group I Initial Mortgage Loan and each Group II Mortgage Loan was not more than 96.27% and 93.83%, respectively; the weighted average Loan-to-Value Ratios of the Group I Initial Mortgage Loans and the Group II Mortgage Loans are approximately 73.25% and 77.35%, respectively;

     (ee) (Reserved.)

     (ff) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Cityscape have been capitalized under the Mortgage or the related Mortgage Note;

     (gg) No Mortgage Loan was originated under a buydown plan;

     (hh) Other than as provided by this Agreement, there is no obligation on the part of Cityscape or any other party to make payments in addition to those made by the Mortgagor;

     (ii) Subject  to the  provisions  of Section  2.04 hereof,  the Mortgage
Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered have been delivered to the Trustee. Cityscape is in possession of a complete Mortgage File, except those documents delivered to the Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of Cityscape to make the document deliveries required hereby. Each original Mortgage was recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of Cityscape (subject to the provisions of Section 2.04 hereof with respect to Mortgages and Assignments which are in the process of being recorded);

     (jj) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

     (kk) No Mortgage Loan has a shared appreciation or other contingent interest feature;

     (ll) No more than 0.86% and 2.17% for each of Group I and Group II, respectively, of the aggregate Loan Balance of all the Mortgage Loans as of the Cut-Off Date are secured by Mortgaged Properties located within any single zip code area;

     (mm) The weighted average Mortgage Rate of all the Mortgage Loans as of the Cut-Off Date is approximately 11.90% and 10.39% for each of Group I and Group II, respectively, and no Mortgage Rate for any Mortgage Loan was greater than 18.00% and 14.50% for each of Group I and Group II, respectively, or less than 7.99% and 7.99% for each of Group I and Group II, respectively;

     (nn) With respect to each Second Mortgage Loan:

          (i) if the related First Lien provides for negative amortization the Loan-to-Value Ratio was calculated at the maximum principal balance of such First Lien that could result upon application of such negative amortization feature;

          (ii) either no consent for the Second Mortgage Loan is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File; and

          (iii) no notice of default has been delivered to Cityscape that has not been cured with respect to the related First Lien;

     (oo) Cityscape has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

     (pp) All amounts received after the Cut-Off Date (and all interest payments received on or before the Cut-Off Date that are due after the Cut-Off Date) with respect to the Mortgage Loans to which Cityscape is not entitled are, as of the Closing Date, in the Collection Account;

     (qq) Each Initial Mortgage Loan conforms and all Initial Mortgage Loans in the aggregate conform, and each Subsequent Mortgage Loan will conform and all Subsequent Mortgage Loans in the aggregate will conform, to the descriptions thereof to be set forth in the Prospectus Supplement (subject to the variances specified therein);

     (rr) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

     (ss) To the best of Cityscape's knowledge, no Mortgaged Property was, as of the Cut-Off Date located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive
Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

     (tt) None of the Mortgage Loans are subject to a bankruptcy plan;

     (uu) No more than 6.49% and 7.18% for each of Group I and Group II, respectively, of the aggregate Loan Balance of all the Mortgage Loans measured by Cut-Off Date Loan Balances relates to Mortgage Loans originated or purchased under Cityscape's limited documentation program;

     (vv) To the best of Cityscape's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     (ww) The range of points financed or "net funded" on Mortgage Loans originated after January 1, 1994 is 0% to 13.0%;

     (xx) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

     (yy) Cityscape has the full authority to sell and transfer each Mortgage
Note   and  Mortgage  and  such  transfer   and  sale  will  not  impair  the
enforceability of any Mortgage;

     (zz) With respect to each Mortgage Loan secured by a Mortgaged Property which is a Small Mixed-Use/Multifamily Property, (i) such Mortgaged Property is in compliance with all environmental laws, statutes, ordinances, regulation, orders, rules, decrees and similar requirements of federal, state, municipal and any other governmental authorities relating thereto,
(ii) no hazardous material or oil was or is incorporated in, stored on, transported to or from, or disposed of on or from (except if the same was or is in compliance with all laws, ordinances, and regulations pertaining thereto), the Mortgaged Property, (iii) neither Cityscape nor, to the best of its knowledge, any Mortgagor has received notification from any federal, state or other governmental authority of any potential, known, or threat of, release of hazardous material on or from the Mortgaged Property or any potential or known liability that has resulted in or may result in a lien on the Mortgaged Property, (iv) the Mortgaged Property is a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person; (v) the liability and rent coverage insurance is consistent with Accepted Servicing Procedures and (vi) except for no more than 5.00% of such Mortgage Loans), the security documentation includes an assignment of leases and rents. For purposes of this representation, the term hazardous material (a) shall have the meaning defined under any applicable federal, state, municipal, or other jurisdictions, laws, rules or regulations and (b) shall include asbestos;

     (aaa) The information set forth on the Mortgage Loan Schedule relating to any Subsequent Mortgage Loan will be complete, true and correct in all material respects as of the related Cut-Off Date; and

     (bbb) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage"), (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due and owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) the beneficiary is obligated to make payments under the related promissory note and will have personal liability for deficiency judgments; (v) the Land Trust Mortgages and assignments of beneficial interest relating to such land trusts were made in compliance with their respective land trust agreements, were validly entered into by their respective land trustee or beneficiary and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vi) the assignment of the beneficial interest relating to such Land Trust Mortgage was accepted by, and noted in the records of the respective land trust trustee, subsequent assignments of such beneficial interest in whole or in part have not been made, and such subsequent assignments of such beneficial interest or any part thereof are not permitted pursuant to a written agreement between the respective beneficiary and the Mortgagee, until the expiration of the promissory note in each respective land trust; (vii) the Land Trust Mortgages are either the first or second liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior (except for First Liens with respect to Second Mortgage Loans) to the interest held by Cityscape, and the beneficial interest, or any part thereof, of any Land Trust Mortgage; (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property; and (ix) each Land Trust Mortgage contains, and will contain, a "due-on-sale" provision permitting the Mortgagee under the Mortgage Note and Land Trust Mortgage to foreclose or otherwise exercise remedies thereunder upon a transfer of the beneficial interest in the related Mortgaged Property;

     (ccc) Approximately 80.11% of the Group II Mortgage Loans are LIBOR Mortgage Loans; approximately 19.89% of the LIBOR Mortgage Loans are 2/28 LIBOR Mortgage Loans. With respect to each Group II Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Mortgage Index plus the related Gross Margin, rounded to the nearest 0.125%, subject to the applicable Periodic Rate Cap, applicable Maximum Mortgage Rate and applicable Minimum Mortgage Rate. With respect to each Group II Mortgage Loan, all of the adjustments to the Mortgage Rate, to the amount of the Monthly Payment and to the principal balance have been made in accordance with the terms of the related Mortgage Note and applicable law; the Mortgage Notes for the Group II Mortgage Loans provide that in no event shall the Mortgage Rate of any Group II Mortgage Loan increase or decrease on any Adjustment Date by more than (i) 1.0% per annum with respect to 83.75% of the LIBOR Mortgage Loans or (ii) 1.5% per annum with respect to 16.25% of the LIBOR Mortgage Loans; no more than 1.00% of the Group I Mortgage Loans are Simple Interest Loans; none of the Group II Mortgage Loans are Simple Interest Loans; Group II Mortgage Loans representing approximately 76.63% and 23.37% of the Group II Cut-Off Date Loan Balance have Lifetime Caps of 6.00% and 7.00%, respectively, per annum;

     (ddd) Each Group II Mortgage Loan has an initial Adjustment Date no later than March 1, 1999;

     (eee) The Gross Margins on the Group II Mortgage Loans range from 4.25% to 9.85%, and the weighted average of such Gross Margins as of the Cut-off Date was approximately 7.15%;

     (fff) Each of the Mortgage Loans (other than the Simple Interest Loans) provides for the calculation of interest on the basis of a 360-day year consisting of twelve 30-day months; each of the Simple Interest Loans provides for the calculation of interest on the basis of the actual number of days elapsed in a year consisting of 365 or 366 days, as applicable;

     (ggg) No Mortgage Note relating to a Group II Mortgage Loan contains a provision permitting the Mortgagor thereunder, at its option, to convert the related Mortgage Rate from an adjustable interest rate to a fixed interest rate; and

     (hhh)     No Mortgage Note provides for negative amortization.

          It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of, the Depositor, the Certificateholders and the Trustee, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of Cityscape, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificate-holders therein (without giving effect to any qualification contained in such representation or warranty relating to Cityscape's knowledge), the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of Cityscape set forth in Section 2.06(b) to cure any breach or to substitute for or repurchase a defective Mortgage Loan constitute the sole remedies available to the Certificateholders, the Servicer or the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

          SECTION 2.08.  Representations and Warranties of Cityscape.

          Cityscape hereby represents and warrants to the Trustee, the Certificateholders and the Depositor that as of the Closing Date (and as of each Subsequent Transfer Date) or as of such date specifically provided herein:

       (a) Cityscape is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the State of New York and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

       (b) The execution and delivery of this Agreement by Cityscape and its performance of and compliance with the terms of this Agreement will not violate Cityscape's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which Cityscape is a party or which may be applicable to Cityscape or any of its assets;

       (c) Cityscape has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of Cityscape, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

       (d) Cityscape is not in violation of, and the execution and delivery of this Agreement by Cityscape and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of Cityscape or its properties or materially and adversely affect the performance of its duties hereunder;

       (e) There are no actions or proceedings against, or investigations of, Cityscape pending or, to the knowledge of Cityscape, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by Cityscape of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

       (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Cityscape of, or compliance by Cityscape with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

       (g) Cityscape did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; Cityscape will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

       (h) As of the Closing Date, or, with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date, Cityscape had good title to, and was the sole owner of, each Initial Mortgage Loan (or Subsequent Mortgage Loan, as the case may be) free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and immediately upon each transfer and assignment herein contemplated, Cityscape will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

       (i) Cityscape acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

       (j) The collection practices used by Cityscape with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

       (k) No Officers' Certificate, statement, report or other document prepared by Cityscape and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

       (l) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by Cityscape pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (m) Cityscape is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of Cityscape to conduct its business or perform its obligations hereunder;

          (n) Cityscape is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against Cityscape prior to the date hereof;

          (o) As of the date of the Prospectus Supplement, the information under the captions "SUMMARY OF TERMS--The Mortgage Loan Groups," "-- Underwriting Standards," "--Servicing," "RISK FACTORS--Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks," "-- Balloon Mortgage Loans," "--Underwriting Standards, Limited Operating History and Potential Delinquencies," "--Geographic Concentration," "-- Mixed-Use and Multifamily Properties," "--Purchased Mortgage Loans," "THE SELLER'S PORTFOLIO OF MORTGAGE LOANS," "THE SELLER AND THE SERVICER" and "THE MORTGAGE LOAN GROUPS" in the Prospectus Supplement will contain no untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (p) Neither Cityscape nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations and warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the
Certificateholders, the Depositor, the Servicer and the Trustee. Upon discovery by any of Cityscape, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two
Business Days following such discovery) to the other parties. The obligations of Cityscape set forth in Section 2.06(b) to cure any breach or to substitute for or repurchase an affected Mortgage Loan shall constitute the sole remedies available to the Certificateholders, the Servicer or the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

          SECTION 2.09.  Representations,  Warranties  and Covenants  of  the
                         Servicer.

          The Servicer hereby represents and warrants to and covenants with the Trustee, the Certificateholders, the Depositor and Cityscape that as of the Closing Date or as of such date specifically provided herein:

       (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

       (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

       (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as
     such   enforcement  may   be  limited   by   bankruptcy,   insolvency,
     reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

       (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

       (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

       (f) The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Each designated Sub-Servicer and the terms of each Sub-Servicing Agreement will be required to comply with the provisions of Section 3.02. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement;

       (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

       (h) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

       (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

          (j) The Servicer is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

          (k) The Servicer services mortgage loans in accordance with Accepted Servicing Procedures;

          (l) As of the date of the Prospectus Supplement, The information under the captions "Cityscape Corp." in the Prospectus Supplement will contain no untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (m) No Officers' Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (n)  The   Servicer  is  not  required  to   be  registered  as  an
     "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.09 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Depositor, the Certificateholders and the Trustee. Upon discovery by any of Cityscape, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 2.06(c) to cure any breach or to purchase an affected Mortgage Loan, (y) Section
2.06(d)(i) to indemnify and hold harmless the Trust and (z) Section 3.25 to indemnify and hold harmless Cityscape, the Trustee, the Depositor and the Certificateholders shall constitute the sole remedies available to Cityscape, the Certificateholders, the Depositor or the Trustee respecting a breach of the representations, warranties and covenants contained in this Section 2.09.

          SECTION 2.10.  Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to Cityscape, the Trustee and the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, Cityscape and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

          (h) The Depositor did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

          (j) The Depositor acquired title to each of the Mortgage Loans in good faith, without notice of any adverse claim;

          (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l)  The  Depositor  is  not  required  to  be  registered   as  an
     "investment company" under the Investment Company Act of 1940, as amended; and

          (m) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.10 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Servicer, the Trustee and the Certificateholders. Upon discovery by any of Cityscape, the Depositor, the Servicer or a Responsible Officer of the
Trustee who must have actual knowledge of a breach of any of the representations and warranties set forth in this Section 2.10(g), (h), (i) and (j) with respect to any Mortgage Loan which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

          SECTION 2.11.  Execution of Certificates.

          (a) The Trustee acknowledges (x) the assignment to the Trust of the Mortgage Loans and the delivery to it of the Mortgage Files relating thereto, subject to the provisions of Section 2.04 hereof, (y) the receipt of $41,275,721.34 for deposit to the Pre-Funding Account, $195,873.62 in respect of the Group I Closing Date Deposit, $165,115.67 in respect of the Group II Closing Date Deposit and $517,885.10 for deposit to the Capitalized Interest Account and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for such property, receipt of which is hereby acknowledged, Certificates in authorized denominations evidencing ownership of the Trust.

          (b) In connection with the issuance of the original Certificates, the Depositor shall furnish the Trustee with a Written Order to Authenticate in the form set forth as Exhibit L hereto (a) directing the Trustee to issue the original Certificates to the Persons designated in the Written Order to Authenticate and (b) informing the Trustee of the Percentage Interest with respect to the original Regular Certificates and Class R Certificates.

          SECTION 2.12.  Miscellaneous REMIC Provisions.

          (a) The Regular Certificates are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code and the Class R Certificates as the single class of "residual interests" in the REMIC Trust for purposes of Section 860G(a)(2) of Subchapter M of Chapter 1 of Subtitle A of the Code.

          (b) The Closing Date is hereby designated as the "startup day" of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

          (c) The REMIC Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

          (d)  The REMIC  Trust shall elect  to be  treated as a  REMIC under
Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the REMIC Trust shall be resolved in a manner that preserves the validity of such election to be treated as REMIC.

          The Pre-Funding Account and Capitalized Interest Account shall not be part of the segregated pool of assets which constitutes the REMIC Trust, although such Accounts shall constitute part of the Trust Estate.

          (e) The Trustee shall provide to the Internal Revenue Service (the "IRS") and to the person described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto and the Trustee shall be reimbursed by such Person for the cost of providing such information. Such information will be provided in the manner described in Treasury Regulation Section 1.860E-2(a)(5), or any successor regulation thereto. The Trustee shall have no responsibility or liability for incorrect information supplied to the IRS where such information was supplied to the Trustee by the Servicer, and the Trustee shall have no responsibility or liability for information required to be supplied to the IRS and not so supplied where such information was known to the Servicer and not supplied by it despite the Trustee's request for such information.

          (f) The assumed final Distribution Dates for the Group I and Group II Certificates are as follows:

               Class A-1:     October 25, 2009
               Class A-2:     January 25, 2012
               Class A-3:     January 25, 2012
               Class A-4:     April 25, 2012
               Class A-5:     September 25, 2019
               Class A-6:     May 25, 2028
               Class A-7:     May 25, 2028
               Class A-8:     May 25, 2028
               Class M-1F:    May 25, 2028
               Class M-2F:    May 25, 2028
               Class M-1A:    May 25, 2028
               Class M-2A:    May 25, 2028
               Class B-1F:    May 25, 2028
               Class B-1A:    May 25, 2028

          SECTION 2.13.  Subsequent Transfers.

          (a)  Subject to  the satisfaction of  the conditions  set forth  in
Article II and paragraph (b) below and pursuant to the terms of the related Subsequent Transfer Agreement, in consideration of the Trustee's delivery on each Subsequent Transfer Date to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on such Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse to the Trustee, all of the Seller's right, title and interest in and to each related Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on such Subsequent Transfer Date for inclusion in Group I, including (i) the related Loan Balance, all interest payments due after the related Subsequent Cut-Off Date and all collections in respect of principal received after such Subsequent Cut-Off Date; (ii) any real property that secured such Subsequent Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) their respective interest in any insurance policies in respect of such Subsequent Mortgage Loan; and (iv) all proceeds of the foregoing to the Trustee. The transfer by the Seller to the Trustee of the Subsequent Mortgage Loans set forth on the Subsequent Mortgage Loan Schedule shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Seller to the Trust. If the assignment and transfer of the Subsequent Mortgage Loans and the other property specified in this Section
2.13 from the Seller to the Trust pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Trustee as of each Subsequent Transfer Date a perfected, first priority security interest in the entire right, title and interest of the Seller in and to the related Subsequent Mortgage Loans and all other property conveyed to the Trustee pursuant to this Section 2.13 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate of the applicable Cut-Off Date Loan Balances of the Subsequent Mortgage Loans so transferred.

          (b) The Trustee shall contribute from the Pre-Funding Account funds in an amount equal to one-hundred percent (100%) of the aggregate of the applicable Cut-Off Date Loan Balances of the Subsequent Mortgage Loans so transferred to the Trust and use such cash to purchase the Subsequent Mortgage Loans on behalf of the Trustee, along with the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to each Subsequent Transfer Date:

          (i) the Seller shall have provided the Trustee and the Rating Agencies with an Addition Notice, which notice shall be given not less than two Business Days prior to such Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Trust and the aggregate Cut-Off Date Loan Balance of such Mortgage Loans;

          (ii) the Seller shall have deposited in the Collection Account all principal collected after such Cut-Off Date and interest payments due after such Cut-Off Date but collected on or before such Cut-Off Date in respect of each Subsequent Mortgage Loan, and the related Subsequent Cut-Off Date Deposit;

          (iii) the Seller shall have delivered an Officer's Certificate to the Trustee confirming that as of each Subsequent Transfer Date, the Seller was not insolvent, nor would it be made insolvent by such transfer, nor was it aware of any pending insolvency;

          (iv) the Pre-Funding Period shall not have ended;

          (v) the Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement;

          (vi) the Seller shall have delivered an Officer's Certificate to the Trustee confirming that the representations and warranties of the Seller pursuant to Section 2.07 (other than subsections (m), (w), (y),
     (cc), (dd), (ll), (mm), (uu) (zz), (ccc) and (eee) to the extent the representations and warranties in such subsections relate to statistical information as to the characteristics of the Initial Mortgage Loans in the aggregate) and Section 2.08 are true and correct with respect to the Seller and the Subsequent Mortgage Loans, as applicable, as of the Subsequent Transfer Date;

          (vii) the Seller shall have provided the Rating Agencies and the Trustee with an Opinion of Counsel relating to the sale of the Subsequent Mortgage Loans to the Trustee;

          (viii) the Trust shall not purchase a Subsequent Mortgage Loan unless the Seller obtains the prior written consent of each Rating Agency, which consent may not be unreasonably withheld; and

          (ix) (Reserved).

          (x)  in   connection  with  the  transfer  and  assignment  of  the
     Subsequent Mortgage Loans, the Seller shall satisfy the document delivery requirements set forth in Section 2.04.

          (xi) each proposed Subsequent Mortgage Loan must be a mortgage loan that on the Closing Date was listed on Schedule 1 hereto.

          (c) In connection with each Subsequent Transfer Date and on the related Distribution Date, the Trustee shall determine (i) the amount and correct dispositions of the Capitalized Interest Requirement and Pre-Funding Account Earnings for such Distribution Date in accordance with the provisions of this Agreement and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released by the Trustee from the Pre-Funding Account or from the Capitalized Interest Account as a result of calculation error, the Trustee shall not be liable therefor, and the Seller shall immediately repay such amounts to the Trustee.

          (d) The Trustee shall acknowledge receipt on each Subsequent Transfer Date of the Subsequent Mortgage Loans delivered to it on such date and within five Business Days after such receipt shall, as specified in
Section  2.04, review  the documents  required  to be  delivered pursuant  to
Section 2.13(b)(x) (or shall cause such documents to be reviewed) and shall deliver to Cityscape, the Depositor and the Servicer, with respect to such Subsequent Mortgage Loans, a certification substantially similar to the one prepared by the Trustee pursuant to the second paragraph of Section 2.05. After the delivery of each such certification, the Trustee shall provide to the Servicer, Cityscape, the Depositor, no less frequently than quarterly, updated certifications in the form attached hereto as Exhibit F-3, indicating the then current status of exceptions of the related Subsequent Mortgage Loans until all such exceptions have been eliminated.

          SECTION 2.14.  Mandatory Prepayment.

          Any Unutilized Funding Amount shall be distributed to Holders of the Group I Certificates in accordance with Section 4.08 on the Distribution Date immediately following the Due Period in which the end of the Funding Period occurs.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                                 OF THE TRUST

          SECTION 3.01.  Administration  of  the  Trust;  Servicing  of   the
                         Mortgage Loans.

          (a) The parties hereto intend that the REMIC Trust shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the parties hereto each covenants and agree that they shall not knowingly take any actions or omit to take any actions that would disqualify the Trust for REMIC election or status and the Trustee covenants and agrees that it shall act in its capacity as agent of the Tax Matters Person, as agent for the REMIC Trust and as agent of the "tax matters person" (as defined in the REMIC Provisions) and that in such capacity it shall: (i) prepare or cause to be prepared, execute and file, in a timely manner, an annual Tax Return and any other Tax Return required to be filed by the Trust established hereunder using a calendar year as the taxable year for the REMIC Trust established hereunder; (ii) in the related first such Tax Return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust, to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information, reports or Tax Returns required with respect to the REMIC Trust as, when and in the form required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "original issue discount" as defined in the Code based upon the Prepayment Assumption and calculated by using the "Issue Price" (within the meaning of Section 1275 of the Code) of the Certificates of the related Class; (iv) not knowingly take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust, except as provided under this Agreement; (v) pay, from the sources specified in the last paragraph of this Section 3.01(a), the amount of any and all other federal, state and local taxes imposed on the REMIC Trust, its assets or transactions, including, without limitation, the tax on "prohibited transactions" imposed by Section 860F of the Code, the tax on "contributions" imposed by Section 860G(d) of the Code and the tax on "net income from foreclosure property" imposed by Section 860G(c) of the Code when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vi) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust, and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust; (vii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 3.01(a), including, without limitation, providing all notices and other information to the Internal Revenue Service and Holders of Class R Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations
thereunder;  and  (viii)  make  available  information  necessary   for  the
computation of any tax imposed (A) on a transferor of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization. The obligations of the Trustee pursuant to this Section 3.01(a) shall survive the termination or discharge of this Agreement.

          In order to enable the Trustee to perform its duties as set forth herein, Cityscape shall provide or cause to be provided to the Trustee or its designee, within ten (10) days after the Closing Date, all information or data that the Trustee or its designee reasonably determines to be relevant for tax purposes as to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, Cityscape shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein. Cityscape shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of it to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

          In the event that any tax is imposed on "prohibited transactions" of the REMIC Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC Trust as defined in Section 860G(c) of the Code, on any gain recognized by the REMIC Trust pursuant to
Section 860F(c) of the Code, on any contribution to the REMIC Trust after the Startup Date pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such tax arises out of or results from the willful malfeasance, bad faith or negligence in the performance by the Trustee of any of its obligations under this Section 3.01(a), (ii) the Servicer or the Depositor, as applicable, if such tax arises out of or results from a breach by the Servicer or the Depositor of any of their respective obligations under this Agreement or (iii) in all other cases, or in the event that the Trustee, the Servicer or the Depositor fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Holders of the Class R Certificates pursuant to Section 4.04(b)(V) or, in the event of an insufficiency in such amounts, such tax shall be paid directly by such Class R Certificateholders.

          (b)(i) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and in accordance with the respective Mortgage Loans and in accordance with the instructions of the Trustee. Unless otherwise specified herein with respect to specific obligations of the Servicer, the Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of the Holders in accordance with Accepted Servicing Procedures. To the extent consistent with the foregoing, the Servicer also shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in
     Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Depositor, the Trustee and each Rating Agency in writing of (i) any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to service any Mortgage Loan or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement and (ii) any attempt by a court or by a regulatory authority of which it has actual knowledge to assert jurisdiction over the Trust.

     Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a Sub-Servicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment and subject to the requirements of Section 3.07 hereof, to execute and deliver, on behalf of the Certificateholders and the Trust or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the
     Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any REO Property, and the Trustee shall not be accountable, or have any liability, for the actions of the Servicer or any Sub-Servicers under such powers of attorney.

      (ii) Subject to Section 3.24 and in accordance with the standards of the preceding paragraph, the Servicer shall make, or cause to be made, Servicing Advances as necessary for the purpose of effecting the payment of taxes, assessments and insurance premiums on the Mortgaged Properties which Servicing Advances shall be made in a timely fashion so as to not adversely affect the Value of the Mortgaged Property or the interests of the Certificateholders and which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Servicer shall not be required to make any
           --------
     Nonrecoverable Servicing Advance, as evidenced by a certification of a Servicing Officer delivered to the Trustee. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes, assessments and insurance premiums on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     (iii) Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances to the Mortgagors with respect to a Mortgage Loan, and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance or change the maturity date on such Mortgage Loan, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent.

      (iv) All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Depositor, the Certificateholders or their duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained until the termination of this Agreement or such longer period as is required under applicable law, including, but not limited to, all transaction registers and loan ledger histories.

          The  Servicer   may  delegate  its   responsibilities  under   this
Agreement; provided, however, that no such delegation shall release the
           --------  -------
Servicer  from  the  responsibilities  or    liabilities  arising under  this
Agreement.

          The Servicer's rights and obligations hereunder relate to each Group of Mortgage Loans. If the Servicer is terminated solely with respect to one Group of Mortgage Loans pursuant to Section 7.01 hereof, such Servicer's rights and obligations with respect to the remaining Group shall continue in full force and effect and a Successor Servicer shall be appointed pursuant to Section 7.02 hereof with respect to the Group as to which the rights and obligations of such Servicer have been terminated. Any such Successor Servicer with respect to one Group only shall have the same rights and obligations with respect to such Group that the initial Servicer had with respect to such Group, and all terms and provisions herein relating to the Servicer shall be deemed to relate to each Servicer solely with respect to the applicable Group, including the related Mortgage Loans and Certificateholders.

          SECTION 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

          (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers that are (i) be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) have been designated an approved seller-servicer by FHLMC or FNMA for first- and second-lien mortgage loans, (iii) have equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles and
(iv) be approved pursuant to the provisions of Section 3.26 hereof. The Servicer shall give the Trustee and the Rating Agencies prompt notice of any such Sub-Servicing Agreements. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in
Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement and be approved in writing by the Rating
Agencies. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or
                          --------  -------
different forms shall be consistent with and not violate the provisions of this Agreement.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Depositor and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of the Sub-Servicer to make advances in respect of delinquent Mortgage Loans as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Anything contained in this Agreement which restricts or prohibits the Servicer's right to reimbursement or indemnity shall not apply to any reimbursement or indemnity of the Servicer by any Sub-Servicer.

          SECTION 3.03.  Termination of Sub-Servicing Agreement.

          The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, and unless a successor Sub-Servicer has otherwise been appointed pursuant to
Section 3.26 hereof, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer shall service directly the related Mortgage Loans.

          Each Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Default). In no event shall any Sub-Servicing Agreement require the Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Sub-Servicer in order to terminate such Sub-Servicer.

          SECTION 3.04.  Liability of the Servicer.

          Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer, including, without limitation, any provisions to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders, or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements, or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06 notwithstanding any provisions hereof or in any Sub-Servicing Agreement to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

          SECTION 3.06.  Assumption   or    Termination   of    Sub-Servicing
                         Agreements by Trustee.

          In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Default), the Trustee or any designee consented to by the Majority Certificateholders shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any subservicing agreement and provided that the Trustee shall not be required to assume any obligation to pay compensation to any Sub-Servicer in order to terminate any such Sub-Servicer. To the extent any subservicing agreement is not so terminated, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement with regard to events occurring prior to the date the Servicer ceased to be the servicer hereunder.

          The Servicer at its expense shall, upon request of the Trustee, promptly deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

          SECTION 3.07.  Collection of Certain Mortgage Loan Payments.

          The Servicer shall make reasonably diligent efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Mortgage Note for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment; provided, however, that such extension shall not result in the imposition of
--------  -------
a tax on a "prohibited transaction" of the Trust or affect the qualification of the Trust as a REMIC. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Mortgage Loan other than that permitted by the immediately preceding sentence unless the Mortgage Loan is in default or, in the judgment of the Servicer, default is imminent.

          No such extension or modification shall affect the amortization of any Mortgage Loan for the purposes of any computation hereunder. In the event of any such extension or modification, the Servicer shall make timely Delinquency Advances on the related Mortgage Loan during the period of such extension or modification.

          SECTION 3.08.  Sub-Servicing Accounts.

          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Servicer for deposit in the Collection Account not later than the second Business Day following receipt thereof by the Sub-Servicer. Notwithstanding anything in this Section 3.08 to the contrary, the Sub-Servicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Sub-Servicer to cause any collection agent of the Sub-Servicer to send a copy to the Servicer of each statement of Monthly Payments collected by or on behalf of the Sub-Servicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Sub-Servicer into the Collection Account for the same period. For purposes of this Agreement other than Section 3.10, the Servicer shall be deemed to have received payments on the Mortgage Loans on the date on which the Sub-Servicer has received such payments.

          SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

          The Servicer may and, if required by the Servicer, the Sub-Servicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) (with respect to taxes, assessments and insurance premiums) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 10.01. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Trustee, the Depositor or any Certificateholder therefor. Upon request of the Trustee or Cityscape, the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Trustee copies of such statements or reports as the Trustee, the Depositor, the Underwriter or any Certificateholder shall reasonably request.

          SECTION 3.10.  Collection Account.

          (a) The Servicer shall establish and maintain one or more accounts to conform to the definition of Collection Account, held in the name of the Cityscape Home Equity Loan Trust, Series 1997-B on behalf of the Trustee in trust for the benefit of the Certificateholders, as their interests may appear. The establishment of the Collection Account shall be evidenced by a certification of the Servicer in the form attached hereto as Exhibit G. The Servicer shall deposit or cause to be deposited in the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof (or, if applicable, on or prior to the date otherwise specified herein), the following payments and collections received or required to be made by it subsequent to the Cut-Off Date (other than the amounts described in the penultimate paragraph of this Sub-Section due and owing on or prior to the Cut-Off Date):

       (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans in each Group;

      (ii) all payments on account of interest on each Mortgage Loan in each Group;

     (iii) any Delinquency Advances with respect to Mortgage Loans in each Group, as required pursuant to Section 4.06;

      (iv) any amounts required to be deposited pursuant to Section 3.23 by the Servicer in connection with any Prepayment Interest Shortfalls in respect of the Mortgage Loans in each Group;

       (v) with respect to each Mortgage Loan, all Liquidation Proceeds and Property Insurance Proceeds, if any, in respect thereof, net of
     (w) all related unreimbursed Servicing Advances and Delinquency Advances, if any, (x) all related accrued and unpaid Servicing Fees, if any, (y) the amount, if any, by which the Net Recovery Proceeds, if any, in respect thereof, exceeds the related Loan Balance, and (z) without duplication, all related liquidation expenses;

      (vi) any amounts required to be deposited by the Servicer pursuant to the fourth paragraph of Section 3.13 in respect of any blanket policy deductibles;

     (vii) all Purchase Prices paid by Cityscape or the Servicer in respect of the Mortgage Loans in each Group;

    (viii) all Substitution Shortfall Amounts paid by Cityscape or the Servicer in respect of the Mortgage Loans in each Group; and

      (ix) any amounts required to be deposited by the Servicer pursuant to Section 3.10(b) in respect of investment losses.

For purposes of the immediately preceding sentence, the Cut-Off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution, but the unpaid principal balance of such Qualified Substitute Mortgage Loan shall not include the principal portion of any Monthly Payment made, or the scheduled principal portion of any Monthly Payment that was due to be made but was not received by the Servicer, in such month of substitution.

          The Servicer shall maintain a record of all deposits to the Collection Account on a Group-by-Group basis.

          Notwithstanding any other provision herein, the amounts of principal collected and interest payments due on the Mortgage Loans on or before the Cut-Off Date need not be deposited into the Collection Account by the Servicer.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest, extension fees, modification fees, assumption fees or insufficient-funds charges need not be deposited by the Servicer in the Collection Account.

          (b) Not later than 12:00 noon, New York time, on each Servicer Remittance Date the Servicer shall deposit in the Collection Account the amount of any net loss incurred in connection with the investment of funds in the Collection Account since the prior Servicer Remittance Date; such amounts shall be funded from the Servicer's own funds without any right to reimbursement. The Servicer shall give prompt notice to each of the Rating Agencies and the Underwriter of the amount of any such net loss.

          (c) Funds in the Collection Account shall be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee, the Underwriter, the Certificateholders, Cityscape and the Depositor of the location of the Collection Account on or before the Closing Date, and prior to any change thereof.

          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in the Certificate Account and for all purposes of this Agreement shall be deemed to be a part of the Collection Account.

          SECTION 3.11.  Withdrawals from the Collection Account.

               The Servicer, or the Trustee at the written request of the Servicer, shall, from time to time, make withdrawals from the Collection Account for any of the following purposes:

       (i) to deposit into the Certificate Account prior to 12:00 noon, New York time (after having received Delinquency Advances for such period), on each Servicer Remittance Date:

               (A) with respect to each Group, the related Interest Remittance Amount; and

               (B) with respect to each Group, an amount with respect to principal (with respect to such Group, the "Principal Remittance Amount") equal to (I) the sum, without duplication, of the amounts described in Section 3.10(a)(i) for such Group, Section 3.10(a)(v) for such Group remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the then-outstanding Loan Balance of the related Mortgage Loan), Section 3.10(a)(vi) for such Group (insofar as such amounts relate to principal), Section 3.10(a)(vii) for such Group (insofar as such amounts relate to principal) and Section 3.10(a)(viii) for such Group (insofar as such amounts relate to principal), in each case to the extent actually received in the related Due Period, minus (II) the amounts described in clause
          (iii) of this Section 3.11 for such Group (insofar as such amounts relate to principal) withdrawn by the Servicer from the Collection Account since the prior Servicer Remittance Date (or, in the case of the first Servicer Remittance Date, since the Closing Date).

      (ii)     to  pay to  the Servicer  (x)  when collected  on the  related
     Mortgage Loan, all recovered and previously unreimbursed Delinquency Advances, Servicing Advances, prepayment penalties and, as servicing compensation, the Servicing Fee, (y) any interest or investment income earned on funds deposited in the Collection Account (net of investment losses) and (z) all amounts in the nature of prepayment or late payment charges, penalty interest, extension fees, modification fees, assumption fees or insufficient-funds charges;

     (iii) to pay to the Servicer or Cityscape, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.06 or Section 3.15(c) all amounts received thereon in any month subsequent to the month of such purchase or substitution, as the case may be;

      (iv) to reimburse the Servicer for any Delinquency Advance or Servicing Advance previously made that the Servicer has determined to be a Nonrecoverable Delinquency Advance or a Nonrecoverable Servicing Advance;

       (v) to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.06 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation, but only to the extent included in the related Purchase Price;

      (vi) to pay to the Servicer the excess, if any, of any Net Recovery Proceeds over the Loan Balance of the related Mortgage Loan, to the extent any such excess was deposited in the Collection Account;

     (vii) to withdraw any amount not required to be deposited in the Collection Account, which amount shall include all interest payments as to which the related Due Date occurs on or prior to the Cut-Off Date;

    (viii)     to  clear and  terminate the  Collection  Account pursuant  to
     Section 10.01;

          (ix) in the event of a prepayment or satisfaction of a Mortgage Loan, to pay the refunds and expenses to which the Mortgagor is entitled as set forth on requests submitted by the Servicer which requests shall be substantially in the form of Exhibit O attached hereto; and

          (x) to reimburse Cityscape, the Depositor and the Servicer for losses, liabilities, costs and expenses reimbursable to them pursuant to
     Section 6.03.

          SECTION 3.12.  Investment of Funds in the Accounts.

          (a) The Servicer may direct in writing any depository institution maintaining the Collection Account, Certificate Account, Distribution Account, Pre-Funding Account or Capitalized Interest Account to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) if such Permitted Investments are not obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the Business Day immediately preceding the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement but in no event later than the Business Day immediately preceding the next Distribution Date, and (ii) if such Permitted Investments are obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement or, in the case of the Pre-Funding Account and the Capitalized Interest Account, the date on which the Seller so designates, but in no event later than the next Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand.

          If the Servicer, with respect to the Collection Account, Certificate Account, Distribution Account, Pre-Funding Account or Capitalized Interest Account, does not provide investment directions to the depository institution with respect to the funds on deposit therein, such funds shall be invested in the Permitted Investments specified in clause (v) of the definition thereof, which may be administered by an affiliate of such depository institution.

          Any investment of funds on deposit in any Account shall be made in the name of the Trustee, in trust for the benefit of the Certificateholders. With respect to any Account held by the Trustee, the Trustee shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts from funds on deposit in any Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly by a Responsible Officer of the Trustee having actual knowledge that such Permitted Investment would not constitute a Permitted Investment.

          (b) All net income and net gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11. Net income or net gain realized from investment of funds deposited in the Certificate Account shall be treated in accordance with Section 4.04(a).

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as it is directed in writing by the Servicer or Cityscape, as appropriate, to enforce such payment or performance, including the initiation and prosecution of
appropriate  proceedings; provided, however,  that  the  Trustee  shall   be
                          --------  -------
that the Trustee shall be indemnified and reimbursed for any costs, expenses, losses, or liabilities as provided in Section 8.05.

          SECTION 3.13. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

          The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with insurers meeting FNMA or FHLMC guidelines with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (a) the Loan Balance of such Mortgage Loan and any First Lien, (b) the maximum insurable value of such Mortgaged Property and
(c) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained, on each Mortgaged Property that has become an REO Property, fire insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of such Mortgaged Property and (ii) the sum of
(a) the Loan Balance of the related Mortgage Loan and any First Lien at the time such Mortgaged Property became an REO Property, (b) accrued interest at the Mortgage Rate as of the time such Mortgaged Property became an REO
Property and (c) related Servicing Advances as of the time such Mortgaged Property became an REO Property, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related fire insurance policy.

               Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to
Section 3.11.

               Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Loan Balance of the related Mortgage Loan and any First Lien, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:VIII or better in Best's Key Rating Guide insuring against fire and hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice for servicers of mortgage loans comparable to the Mortgage Loans, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall not be canceled without thirty days' prior written notice to the Trustee. Upon the request of the Trustee or any Certificateholder, the Servicer shall furnish to the requesting party copies of all binders and policies or certificates evidencing that such bonds and insurance policies are in full force and effect. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

          SECTION 3.14.  Enforcement  of   Due-On-Sale  Clauses;   Assumption
                         Agreements.

          (a)  Except  as  otherwise  provided  in  the  next  sentence,  the
Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or enforcement would materially increase the risk of default or delinquency on, or impair the security for, the Mortgage Loan, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer as of the date of substitution which shall not be less restrictive than such criteria as set forth on Exhibit M hereof. In connection with any assumption or substitution, the Servicer shall apply Accepted Servicing Procedures. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer believes in good faith that it may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

          SECTION 3.15.  Realization Upon Defaulted Mortgage Loans.

          (a) The Servicer shall, consistent with the servicing standards set forth in Section 3.01(b), foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with realization upon defaulted Mortgage Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Procedures and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Mortgage Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be
             --------  -------
recoverable as  Servicing Advances  by the Servicer  as contemplated  in this
Section 3.15.

               The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from an Uninsured Cause, unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer (a copy of which certificate shall be delivered to each Rating Agency), that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Mortgage Loan shall be recoverable by the Servicer only from recoveries on such Mortgage Loan except to the extent such Servicing Advance is deemed a Nonrecoverable Servicing Advance.

          (b) Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Procedures, on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on it, or is near, hazardous or toxic material or waste. If such review reveals that the Mortgaged Property has on it or under it, or is near, hazardous or toxic material or waste, or if such review reveals any other environmental problem, the Servicer shall provide a copy of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information (including cleanup costs and liability claims) at the time, it is the best judgment of such Responsible Officer that such foreclosure will increase Net Recovery Proceeds to the Trustee. The Trustee shall promptly forward such report
and   certification    to   the  Certificateholders.

          (c)  The Servicer  may at  its option purchase  from the  Trust any
Mortgage Loan which is 90 days or more Delinquent and which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings at a price equal to the Purchase Price (evidence of such determination to be delivered in writing to the Trustee and Cityscape prior to purchase); provided, however, that the aggregate Loan Balance of Mortgage
              --------  -------
Loans that may be so purchased by the Servicer shall not exceed an amount equal to 10% of the Aggregate Maximum Collateral Amount. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited into the Collection Account and the Trustee, upon (i) receipt of an Officer's
Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage Loan.

          (d) Unless otherwise required pursuant to the Mortgage Note or applicable law, any Property Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than any such proceeds received in connection with a purchase by the Class R Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01) will be allocated in the following order of priority, in each case to the extent of available funds: first, to pay property taxes and assessments; second, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, and any related unreimbursed Delinquency Advances theretofore funded by the Servicer or any Sub-Servicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Loan Balance of such Mortgage Loan, to the date of the Final Recovery Determination if one has been made, or to the Due Date in the Due Period prior to the Distribution Date on which such amounts are to be distributed if a Final Recovery Determination has not been made, minus any accrued and unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Loan Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fifth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan.

          (e) The Servicer shall deliver to the Trustee, Cityscape and each of the Rating Agencies on each Servicer Remittance Date a Liquidation Report in the form annexed as Exhibit H hereto as well as an electromagnetic tape in computer readable format (along with the Officers' Certificate referenced in the definition of Final Recovery Determination) with respect to each Mortgage Loan as to which the Servicer made a Final Recovery Determination during the related Due Period.

          SECTION 3.16.  Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trustee by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer. The
Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to any Account or shall be otherwise chargeable to the Trust, the Trustee or the Certificateholders.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E-1, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds or Property Insurance Proceeds relating to the Mortgage Loan (net of the amounts, if any, described in clauses (x), (y) and (z) of Section 3.10(a)(v)) have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, a copy of the Request for Release shall be released by the Trustee to the Servicer.

          Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          SECTION 3.17.  Servicing Compensation.

          As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan in the Group with respect to which such Servicer is then acting as Servicer hereunder, subject to Section 3.23, payable from payments of interest, Property Insurance Proceeds or Liquidation Proceeds in respect of such Mortgage Loan and from amounts distributable in accordance with Section 4.04(b)(IV). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement with respect to either Group or both Groups, as applicable, although any portion thereof may be paid to a Sub-Servicer as provided in the related Sub-Servicing Agreement.

          Additional servicing compensation in the form of Net Recovery Proceeds in excess of the Loan Balance of the related Mortgage Loan (if permitted by applicable law), prepayment charges, penalty interest, assumption fees, modification fees, insufficient-funds charges, late payment charges or otherwise shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer (such amounts, "Additional Servicing Compensation"). The Servicer shall also be entitled pursuant to
Section 3.11(a)(ii) to interest or other investment income earned from the investment of funds on deposit in the Collection Account as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, (x) payment of premiums for the insurance required by Section 3.13, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and (y) servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

          SECTION 3.18.  Reports   to   the   Trustee;   Collection   Account
                         Statements.

          (a) On or before each Determination Date, the Servicer shall deliver to the Trustee (i) a computer-readable magnetic tape setting forth the payments and collections received with respect to the Mortgage Loans during the Due Period for the month immediately preceding the month in which such Determination Date occurs (such tape, a "Servicer Remittance Report") and (ii), if not included in the Servicer Remittance Report, a report and an electromagnetic tape in computer readable format, setting forth the information described in clauses (A) - (G) of Section 4.05 for the month immediately preceding the month in which such Determination Date occurs and such other information as the Trustee may request in order to fulfill its Obligations hereunder (such report, a "Delinquency Report").

          (b) If funds in the Collection Account during a Due Period have been invested in investments other than bank deposits of the depository institution maintaining the Collection Account or money market funds (as described in the definition of Permitted Investments), then, on or before the related Distribution Date, the Servicer shall forward to the Trustee and Cityscape a statement in the form annexed hereto as Exhibit I setting forth the activity in the Collection Account during the preceding calendar month.

          SECTION 3.19.  Statement as to Compliance and Financial Statements.

          The Servicer will deliver to the Trustee, the Depositor and Cityscape not later than 90 days following the end of each fiscal year
(beginning with the 1997 fiscal year) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

          Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

               The Servicer agrees to make available on a reasonable basis to the Depositor a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor or the Underwriter on reasonable prior notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying Depositor that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

          The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder,
(ii) its financial condition, (iii) the Mortgage Loans and (iv) the performance of the obligations of any Sub-Servicer under the related Sub-Servicing Agreement, in each case as the Trustee or the Depositor may reasonably request from time to time.

          SECTION 3.20.  Independent Public Accountants' Servicing Report.

          Not later than 90 days following the end of each fiscal year (beginning with 1997) of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Trustee, Cityscape and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer.

          SECTION 3.21.  Access to Certain Documentation.

          The Servicer shall provide to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable state and federal laws and regulations. The Servicer shall similarly provide to the Trustee and the Depositor such access to the documentation regarding the Mortgage Loans as such Persons may reasonably require. Such access shall in each case be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer or of a Sub-Servicer, as applicable, designated by it.

          SECTION 3.22.  Title, Management and Disposition of REO Property.

          (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trust, on behalf of the Certificateholders. The Servicer, on behalf of the Trust, shall sell any REO Property within two years after the Trust acquires ownership of such REO Property for purposes of
Section 860G(a)(8) of the Code, unless the Servicer has delivered to the Trustee and the Depositor an Independent Opinion of Counsel, addressed to the Trustee, the Depositor and the Servicer, to the effect that holding such REO Property for more than two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the REMIC Trust to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders.

          Notwithstanding the foregoing, the Servicer shall not:

       (i) permit the Trust to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

      (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

     (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

      (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

unless, in any such case, the Servicer has obtained an Independent Opinion of Counsel, addressed to itself and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

       (i) the terms and conditions of any such contract shall not be inconsistent herewith;

      (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

     (iii) none of the provisions of this Section 3.22(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

      (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor; provided, however, that the amount, if any, by which such fees with respect to any Due Period exceed the Servicer's compensation for such Due Period pursuant to Section 3.17 shall constitute Servicing Advances, reimbursable to the Servicer to the extent provided in Section 3.11.

          (c) Subject to the time constraints set forth in Section 3.22(a), each liquidation of an REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 3.15(d).

          (d) The Servicer shall prepare and file reports of foreclosure and abandonment in accordance with Section 6050J of the Code and shall provide written notice to the Trustee by February 15 of each year that such reports have been filed or that no filing was required.

          SECTION 3.23.  Prepayment Interest Shortfalls.

          The Servicer shall deposit into the Collection Account on or before 12:00 noon, New York time, on each Servicer Remittance Date an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Due Period and (ii) its aggregate Servicing Fee received in such Due Period.

          SECTION 3.24.  Superior Liens.

          Subject to the remainder of this Section 3.24, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance would have the effect of increasing the Net Recovery Proceeds.

          No advance shall be required to be made under this Section 3.24 if such advance would, if made, constitute a Nonrecoverable Servicing Advance.

          SECTION 3.25.  Indemnification.

          (a) The Servicer shall indemnify Cityscape, the Trust, the Depositor and the Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable
                --------  -------
pursuant to the provisions of Section 6.03 hereof for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this Section 3.25 shall have no force and effect with respect to such failure.

          (b) Cityscape, the Depositor or the Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 3.25 by a Person other than the Depositor and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

          (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto in writing or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

          SECTION 3.26.  Certain  Procedures   Relating  to   Successor  Sub-
                         Servicers and Successor Servicers.

          (a) In the event that any Sub-Servicer is to be terminated, the Servicer shall appoint a successor Sub-Servicer (it being acknowledged that the Servicer is obligated to service directly the Mortgage Loans pursuant to
Section 3.03 hereof if no successor Sub-Servicer is appointed pursuant to this Section).

          (b) In the event that the Servicer is to be replaced, the Trustee shall appoint a successor Servicer (it being acknowledged that the Trustee is obligated to act as successor Servicer pursuant to Section 7.02 hereof, if no other successor Servicer is appointed pursuant to this Section).

          (c) In connection with any change in the Servicer's servicing software, the Servicer shall promptly deliver to the Trustee an Officer's Certificate detailing the substance of such change and the Servicer shall cooperate fully with the Trustee in any manner that the Trustee reasonably deems necessary with respect to such change, to the extent such change affects the ability of the Trustee to perform its obligations hereunder.

          SECTION 3.27.  Reports to the Securities and Exchange Commission.

     The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Seller, the
Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                  ARTICLE IV

                                FLOW OF FUNDS

          SECTION 4.01.  Establishment of Accounts.

          The Trustee shall establish on the Closing Date, and thereafter maintain, the Certificate Account, the Distribution Account, the Capitalized Interest Account and the Pre-Funding Account, each of which shall conform to the definition of Eligible Account and shall be held by the Trustee for the benefit of the Certificateholders.

          SECTION 4.02.  (Reserved.)

          SECTION 4.03.  Deposits To, and Transfers Among, the Accounts.

          (a) The Trustee shall deposit in the Certificate Account, upon receipt, the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, the Principal Remittance Amount with respect to each Group, the Termination Price received by the Trustee in connection with a termination of the Trust pursuant to Article X hereof and any amounts transferred from either the Pre-Funding Account or the Capitalized Interest Account pursuant to Section 4.08 hereof. Records with respect to all amounts deposited to the Accounts shall be maintained on a Group-by-Group basis.

          (b) Prior to 1:00 p.m. New York time on any Distribution Date, the Trustee shall make all transfers required in order to make the payments required pursuant to Section 4.04.

          SECTION 4.04.  Flow of Funds and Distributions.

          (a) No later than 1:00 p.m., New York time, on each Distribution Date (or as described below), the Trustee shall apply the amounts on deposit in the Certificate Account in the following order of priority:

       (i) first, from amounts then on deposit in the Certificate Account with respect to each Group, the Trustee shall pay itself the Trustee's Fee then due with respect to each such Group; and

      (ii) second, the Trustee shall transfer all remaining amounts then on deposit in the Certificate Account to the Distribution Account.

          (b) On each Distribution Date, the Trustee shall distribute the Available Funds for each Group in the following order of priority (except that distributions pursuant to Section 4.04(b)(I) shall be deemed made concurrently with distributions pursuant to Section 4.04(b)(II)):

          (I)(A)    from Group I Available Funds for such Distribution Date:

          (i) concurrently, to each Class of Group I Senior Certificates, the Interest Distributable Amount for such Class for such Distribution Date (any insufficiency being allocated among the Classes of Group I Senior Certificates in proportion to such Classes' respective Interest Distributable Amounts for such Distribution Date); and

          (ii) sequentially, to the Class M-1F, Class M-2F and Class B-1F Certificates, in that order, the related Monthly Interest Distributable Amount for such Distribution Date;

          (B) on the Distribution Date immediately following the Due Period in which the end of the Pre-Funding Period occurs, the Pro Rata Pre-Funding Distribution Amount, if any, to the Group I Certificates, pro rata, on the basis of their respective Original Class Certificate Principal Balances;

          (C) from the lesser of (1) that portion of the Group I Available Funds remaining after making the distributions in paragraphs (A) and (B) of this Section 4.04(b)(I) and (2) the Group I Regular Principal Distribution Amount:

          (i) to the Class A-7 Certificates, the lesser of the Class A-7 Priority General Distribution Amount and the Class Certificate Principal Balance of the Class A-7 Certificates;

          (ii) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, until the respective Class Certificate Principal Balances thereof are reduced to zero, the amount, if any, by which (a) the Aggregate Senior Certificate Principal Balance for Group I (after giving effect to any reduction thereof pursuant to paragraphs (B) and (C)(i) of this
     Section 4.04(b)(I) on such Distribution Date) exceeds (b) the related Senior Optimal Principal Balance for such Distribution Date;

          (iii) to the Class M-1F Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class M-1 Optimal Principal Balance for such Distribution Date;

          (iv) to the Class M-2F  Certificates, the amount, if any,  by which
     (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class M-2 Optimal Principal Balance for such Distribution Date; and

          (v)  to the Class  B-1F Certificates, the amount, if  any, by which
     (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class B Optimal Principal Balance for such Distribution Date;

          (D) from the Enhanced Excess Available Amount for Group I for such Distribution Date:

          (i) concurrently, to each Class of Group I Senior Certificates, the Unpaid Interest Shortfall Amount remaining for such Class after giving effect to the distributions made pursuant to paragraph (A)(i) of this Section 4.04(b)(I) on such Distribution Date (any insufficiency being allocated among the Classes of Group I Senior Certificates in proportion to such Classes' respective Unpaid Interest Shortfall Amounts for such Distribution Date);

          (ii) the Overcollateralization Deficiency Amount, if any, for Group I, payable as follows:

               (1)    to  the  Class A-7  Certificates,  the  lesser  of  the
          Class A-7   Priority  Excess  Distribution  Amount  and  the  Class
          Certificate Principal Balance of the Class A-7 Certificates;

               (2) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, until the respective Class Certificate Principal Balances thereof are reduced to zero, the amount, if any, by which (a) the Aggregate Senior Certificate Principal Balance for Group I (after giving effect to any reduction thereof pursuant to paragraphs (B),
          (C) and (D)(ii)(1) of this Section 4.04(b)(I) on  such Distribution
          Date) exceeds (b) the related Senior Optimal Principal Balance for such Distribution Date;

               (3) to the Class M-1F Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Class M-1 Optimal Principal Balance for such Distribution Date;

               (4) to the Class M-2F Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Class M-2 Optimal Principal Balance for such Distribution Date; and

               (5) to the Class B-1F Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Class B Optimal Principal Balance for such Distribution Date;

          (iii)     to  the  Class M-1F  Certificates,  the  related   Unpaid
     Interest Shortfall Amount for such Distribution Date;

          (iv) to the Class M-1F Certificates, the related Loss Reimbursement Deficiency, if any, for such Distribution Date;

          (v) to the Class M-2F Certificates, the related Unpaid Interest Shortfall Amount for such Distribution Date;

          (vi) to the Class M-2F Certificates, the related Loss Reimbursement Deficiency, if any, for such Distribution Date;

          (vii)     to  the  Class B-1F  Certificates,  the  related   Unpaid
     Interest Shortfall Amount for such Distribution Date; and

          (viii)    to  the   Class B-1F  Certificates,   the  related   Loss
     Reimbursement Deficiency, if any, for such Distribution Date;

          (II)(A)   from Group II Available Funds for such Distribution Date:

          (i)  to   the   Class A-8   Certificates,   the  related   Interest
     Distributable Amount for such Distribution Date; and

          (ii) sequentially, to the Class M-1A, Class M-2A and Class B-1A Certificates, in that order, the related Monthly Interest Distributable Amount for such Distribution Date;

          (B) from the lesser of (1) that portion of the Group II Available Funds remaining after making the distributions in Section 4.04(b)(II)(A) and (2) the Group II Regular Principal Distribution Amount:

          (i)  to  the Class A-8 Certificates,  the amount, if  any, by which
     (a) the Class Certificate Principal Balance thereof exceeds (b) the related Senior Optimal Principal Balance for such Distribution Date;

          (ii) to the Class M-1A Certificates,  the amount, if any,  by which
     (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class M-1 Optimal Principal Balance for such Distribution Date;

          (iii) to the Class M-2A Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class M-2 Optimal Principal Balance for such Distribution Date; and

          (iv) to the Class  B-1A Certificates, the amount, if  any, by which
     (a) the Class Certificate Principal Balance thereof exceeds (b) the related Class B Optimal Principal Balance for such Distribution Date;

          (C) from the Enhanced Excess Available Amount for Group II for such Distribution Date:

          (i) to the Class A-8 Certificates, the related Unpaid Interest Shortfall Amount remaining for such Class after giving effect to the distribution made pursuant to paragraph (A)(i) of this Section 4.04(b)(II) on such Distribution Date;

          (ii) the Overcollateralization Deficiency Amount, if any, for Group II, payable as follows:

               (1) to the Class A-8 Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Senior Optimal Principal Balance for such Distribution Date;

               (2) to the Class M-1A Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Class M-1 Optimal Principal Balance for such Distribution Date;

               (3) to the Class M-2A Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) the related Class M-2 Optimal Principal Balance for such Distribution Date; and

               (4) to the Class B-1A Certificates, the amount, if any, by which (a) the Class Certificate Principal Balance thereof exceeds
          (b) to the related Class B Optimal Principal Balance for such Distribution Date;

          (iii)     to  the  Class M-1A  Certificates,   the  related  Unpaid
     Interest Shortfall Amount for such Distribution Date;

          (iv) to the Class M-1A Certificates, the related Loss Reimbursement Deficiency, if any, for such Distribution Date;

          (v) to the Class M-2A Certificates, the related Unpaid Interest Shortfall Amount for such Distribution Date;

          (vi) to the Class M-2A Certificates, the related Loss Reimbursement Deficiency, if any, for such Distribution Date;

          (vii)     to  the  Class B-1A   Certificates,  the  related  Unpaid
     Interest Shortfall Amount for such Distribution Date; and

          (viii)    to   the  Class B-1A   Certificates,  the   related  Loss
     Reimbursement Deficiency, if any, for such Distribution Date;

     (III) to the Servicer, from the amount, if any, remaining in the Distribution Account after the distributions in clauses (I) and (II) above are made, the amount of any Delinquency Advances and Servicing Advances not previously reimbursed pursuant to Section 3.11(ii);

     (IV) to the Servicer, from the amount, if any, remaining in the Distribution Account after the distributions in clauses (I) through (III) above are made, payment pursuant to Section 3.17 of any portion of the Servicing Fee not previously paid pursuant to Section 3.11(ii); and

     (V) to the Class R Certificates, the amount, if any, remaining in the Distribution Account after the distributions in clauses (I) through (IV) above are made.

          (c) Notwithstanding paragraphs (I) and (II) Section 4.04(b) above, if the aggregate of the Class Certificate Principal Balances of the Senior Certificates of a Group on any Distribution Date would exceed the Group Principal Balance of such Group after giving effect to distributions to be made on such Distribution Date, then all amounts distributable as principal of such Senior Certificates on such Distribution Date shall be allocated concurrently to the outstanding Classes of such Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances.

          (d) Whenever in the administration of the Trust the Trustee comes into possession of money or other property not otherwise required to be paid to the Holders of the Regular Certificates, the Servicer or any other Person, or not required to be otherwise applied at any time pursuant to the provisions of this Agreement, the Trustee shall promptly distribute such money or other property to the Class R Certificateholders pro rata.

          (e) Payments to the Certificateholders of each Class on each Distribution Date will be made to the Certificateholders of the respective Class of record on the related Record Date (other than as provided in Section 4.04(g) or Section 10.01 respecting the final distribution on such Class), and shall be made to each such Certificateholder (x) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing in the case of the first Distribution Date, by the Closing Date, and, in the case of all subsequent Distribution Dates, at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of a Class R Certificate, or the registered owner of a Class of Regular Certificates evidencing a Percentage Interest aggregating at least 10%; or
(y) otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.

          (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Certificates, and all interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, Cityscape, the Depositor or the Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

          (g) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates a notice to the effect that:

       (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, and requesting that such Holder send its Certificates to the Trustee immediately following such final Distribution Date, and

      (ii) no interest shall accrue on such Certificates from and after the end of the related Due Period, and upon the Trustee's making of such final distribution with respect to such Class of Certificates, such Certificates will be absolutely null and void and of no further effect thereafter.

          (h)  (Reserved.)

          (i) With respect to each Account, the Servicer shall deliver to the Trustee for deposit in the Certificate Account the amount of any losses incurred in connection with the investment of funds in such Account within one Business Day of receipt from the Trustee of notice of any such losses. The Trustee shall not be responsible for and shall be indemnified by the Servicer for any expenses or liability incurred with respect to such investment losses.

          SECTION 4.05.  Statements to Certificateholders.

          On each Distribution Date the Trustee shall forward by mail to each Holder of a Regular Certificate a statement, parts of which shall be based upon Servicer Information and upon which the Trustee shall conclusively rely without independent verification, as to the distributions made on such Distribution Date setting forth the following information:

          (a)  the amount of the distribution;

          (b) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and monthly scheduled payments of principal for each Group or other recoveries of principal included therein and separately identifying any Overcollateralization Deficiency Amounts for each Group;

          (c)  the amount of the distribution allocable to interest;

          (d)  (Reserved);

          (e) the Class Certificate Principal Balance of each Regular Certificate (including information based on a Certificate in the original principal amount of $1,000) after giving effect to any payment of principal on such Distribution Date;

          (f)  (Reserved);

          (g)  the Overcollateralization Target Amount for each Group;

          (h) the Overcollateralization Deficiency Amount, if any, for each Group after giving effect to the distribution of principal on such Distribution Date;

          (i) the amount, if any, of Realized Losses for each Group for the related Due Period;

          (j)  the  Overcollateralized   Amount  for  each  Group,   if  any,
     remaining after giving effect to all distributions on  such Distribution
     Date;

          (k) the Unpaid Interest Shortfall Amount, if any, for each Class of Regular Certificates for each Group;

          (l) the total of any Substitution Shortfall Amounts or Purchase Price amounts paid or received by the Servicer with respect to the related Due Period for each Group;

          (m) the weighted average Mortgage Rate of the Mortgage Loans for each Group as of the last day of the calendar month preceding the month of such Distribution Date;

          (n) the current weighted average of the remaining terms of the Mortgage Loans for each Group;

          (o)  the number of Mortgage Loans outstanding for each Group;

          (p) the cumulative number and Loan Balances of liquidated Mortgage Loans for each Group;

          (q) the amount of cumulative Realized Losses and its percentage of the Maximum Collateral Amount for each Group;

          (r)  the aggregate  of the  Loan Balances of  the Group  I Mortgage
     Loans   secured  by  Small   Mixed-Use/MultiFamily  Properties  and  the
     aggregate of the Loan Balances of the remaining Group I Mortgage Loans;

          (s)  Reserved;

          (t)  the  current  outstanding  aggregate  Loan   Balances  of  the
     Mortgage Loans for  each Group  as of the  last day  of the related  Due
     Period;

          (u) the original Cut-Off Date Loan Balance of each Mortgage Loan which was modified or extended pursuant to Section 2.11 or 3.07 hereof;

          (v)  the Remittance Report (defined in Section 4.06);

          (w) the Regular Principal Distribution Amount for each Group for such Distribution Date;

          (x) the statement or report on all earnings on and withdrawals from the Capitalized Interest Account and the Pre-Funding Account;

          (y) the Class A-7 Priority General Distribution Amount and the Class A-7 Priority Excess Distribution Amount for such Distribution Date;

          (z)   with respect  to each Group,  the Allocable  Loss Amounts, if
     any,  allocated  to  each   class  of  the  Mezzanine  and   Subordinate
     Certificates of such Group;

          (aa)  whether a Trigger Event has occurred and is continuing;

          (bb) the Optimal Principal Balance of each class of Regular Certificates;

          (cc) the Pass-Through Rate for each class of Group II Certificates for such Distribution Date; and

          (dd) the amount on deposit in the Pre-Funding Account and in the Capitalized Interest Account.

          Items (a), (b) and (c) above shall also be presented on the basis of a certificate having a $1,000 denomination.

          In addition, on each Distribution Date the Trustee shall distribute to each Holder, together with the information described above, the following information based solely upon Servicer Information provided to the Trustee pursuant to Section 3.18(a) hereof upon which the Trustee may conclusively rely without independent verification:

          (A) with respect to each Group, the number of, and aggregate Loan Balance (including the percentage equivalent relative to the aggregate Loan Balance of all Mortgage Loans) of, Mortgage Loans (i) 30-59 days delinquent, (ii) 60-89 days delinquent and (iii) 90 days or more delinquent (which statistics shall include Mortgage Loans in foreclosure and bankruptcy but which shall exclude REO Properties), as of the close of business on the last day of the calendar month next preceding such Distribution Date and the aggregate Loan Balances of all Mortgage Loans as of such date;

          (B) the number of, and aggregate Loan Balance of, all Mortgage Loans in foreclosure proceedings (other than any Mortgage Loans described in clause (C)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (C) the number of, and the aggregate Loan Balance of, the related Mortgage Loans in bankruptcy proceedings (other than any Mortgage Loans described in clause (B)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (D) the number of REO Properties, the aggregate Loan Balances of the related Mortgage Loans, the book value of such REO Properties and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (E) for each Mortgage Loan which is an REO Property, the Loan Balance of such Mortgage Loan, the loan number of such Mortgage Loan, the Value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Mortgage Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

          (F) for each Mortgage Loan which is in foreclosure, the Loan Balance of such Mortgage Loan, the Value of the Mortgaged Property, the Loan-to-Value Ratio as of the date of origination, the Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date;

          (G) the principal balance of each Mortgage Loan that was modified or extended pursuant to Section 2.10 or 3.01 hereof; and

          (H) the outstanding Loan Balance of the then largest Group II Mortgage Loan.

          The information provided in clauses (A) through (G) above shall be provided on a Group-by-Group basis. Within a reasonable period (which shall not be more than 45 days) of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (a) through (c) above, aggregated for such calendar year or applicable portion thereof during which such person was a
Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

          On each Distribution Date the Trustee shall forward to the Depositor, Cityscape, each Holder of a Class R Certificate and to the Servicer a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date, and a report of the amounts, if any, actually distributed with respect to the Class R Certificates on such Distribution Date.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to any Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

          The Trustee upon written request shall forward to any Certificateholder within five Business Days after the furnishing or receipt thereof by the Trustee, as the case may be, copies of any (i) directions, notices, certificates, opinions or reports furnished hereunder by the Trustee to the Servicer, Cityscape, the Depositor or the Rating Agencies, (ii) directions, notices, certificates, reports, opinions or any other information or document furnished to the Trustee by the Servicer, Cityscape, the Depositor or the Rating Agencies and (iii) anything requested in writing by any Certificateholder which the Trustee otherwise sends to some other Person pursuant to this Agreement (excluding, however, routine items sent to Mortgagors, taxing or local property records authorities and similar items) which, in the case of clause (iii), such Certificateholder is not otherwise receiving; provided, however, that any such documents or information
            --------   -------
requested under clause (iii) shall be at the expense of the requesting Certificateholder; provided, further, that the Trustee shall not be required
                   --------  -------
to provide any document or information which it is otherwise legally prohibited from providing.

          SECTION 4.06. Remittance Reports; Delinquency Advances by the Servicer and Insurance Claims.

          (a) The Trustee shall, not later than four Business Days prior to each Distribution Date, prepare and furnish by telecopy a statement (with respect to such Distribution Date, the "Remittance Report") to Cityscape and the Servicer setting forth, with respect to each Group: (i) the Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount, if any, for each Class of such Group and the Regular Principal Distribution Amount for such Group, in each case for such Distribution Date; (ii) the amount of Delinquency Advances made by the Servicer for such Group in respect of the related Distribution Date, the aggregate amount of Delinquency Advances for such Group outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances for such Group in respect of such Distribution Date; (iii) the aggregate amount of payments in respect of Prepayment Interest Shortfalls for such Group deposited in the Collection Account by the Servicer on the related Servicer Remittance Date pursuant to Section 3.23; and (iv) the amount allocated to the payment of any Overcollateralization Deficiency Amount for such Group on such Distribution Date and the related Overcollateralized Amount after giving effect to all distributions on such Distribution Date.

          (b) On or before 12:00 noon, New York time, on the Servicer Remittance Date, the Servicer shall deposit to the Collection Account, for inclusion in the Group I Interest Remittance Amount and Group II Interest Remittance Amount, as applicable, on such Servicer Remittance Date, in immediately available funds, the amount necessary to make the sum of (i) the amount then on deposit in the Collection Account with respect to interest collections received on the Mortgage Loans that were due during the immediately preceding Due Period (or, in the case of any Subsequent Mortgage Loans, due during the period commencing with the day after the related Cut-Off Date and ending on the last day of the Due Period preceding such Servicer Remittance Date), (ii) with respect to the April 1997 Distribution Date, the Closing Date Deposit relating to such Distribution Date and Group, and (iii) with respect to any Subsequent Transfer Date, any Subsequent Cut-Off Date Deposit relating to the related Distribution Date, if applicable, equal to the related Group Interest Remittance Amount with respect to such Due Period, after taking into account all amounts in respect of Prepayment Interest Shortfalls paid by the Servicer pursuant to Section
3.23 (any such deposit made by the Servicer, a "Delinquency Advance"). The Servicer is permitted to fund its payment of Delinquency Advances from amounts then on deposit in the Collection Account representing collections on the Mortgage Loans relating to the then-current or any subsequent Due Period; any such amounts shall be replaced by Servicer on or prior to the next Servicer Remittance Date. The Servicer shall be required to make Delinquency Advances from its own funds (subject to reimbursement from subsequent collections on the Mortgage Loans, when available) to the extent that such amounts in the Collection Account are insufficient.

          (c) The obligation of the Servicer to make Delinquency Advances (other than Nonrecoverable Delinquency Advances) is mandatory, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination or an REO Disposition in connection therewith or the purchase or repurchase thereof from the Trust pursuant to any applicable provision of this Agreement.

          SECTION 4.07.  Compliance with Withholding Requirements.

          Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate to such Certificateholders the amount withheld. Any amounts so withheld shall be deemed to have been distributed to the related Certificateholders for all purposes of this Agreement.

          SECTION 4.08.  Pre-Funding   Account   and   Capitalized   Interest
                         Account.

          (a) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Pre-Funding Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "First Bank National Association, as Trustee of the Cityscape Home Equity Loan Trust 1997-B Pre-Funding Account". The Pre-Funding Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of the REMIC. Any investment earnings on the Pre-Funding Account shall be treated as owned by the Seller and will be taxable to the Seller.

          The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Capitalized Interest Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "First Bank National Association, as Trustee of the Cityscape Home Equity Loan Trust Series 1997-B Capitalized Interest Account". The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of the REMIC. Any investment earnings on the Capitalized Interest Account shall be treated as owned by the Seller and will be taxable to the Seller.

          The amount on deposit in the Pre-Funding Account and the Capital-ized Interest Account shall be invested in Eligible Investments in accordance with the provisions of Section 3.12.

          (b) On the Closing Date, the Seller shall cause to be deposited in the Pre-Funding Account and in the Capitalized Interest Account the amounts of $41,275,721.34 and $517,885.10, respectively.

          (c) On each Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.13, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate of the Cut-Off Date Loan Balances of the Subsequent Mortgage Loans sold to the Trust for inclusion in Group I on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller.

          (d) On the Business Day prior to the Distribution Date immediately following the Due Period in which the Pre-Funding Period ends, the Trustee shall (i) withdraw the Unutilized Funding Amount, if any, from the Pre-Funding Account, (ii) promptly deposit such amount in the Certificate Account and (iii) distribute such amount on such Distribution Date. If the Unutilized Funding Amount equals or exceeds $100,000, the Trustee shall distribute it to Holders of the Group I Certificates pro rata on the basis of the respective Original Class Certificate Principal Balances of the Group I Certificates pursuant to Section 4.04(b)(I)(B). If the Unutilized Funding Amount is less than $100,000, such amount shall be distributed as part of the Regular Principal Distribution Amount pursuant to Section 4.04(b).

          The amount deposited in the Certificate Account pursuant to the preceding paragraph shall be net of any Pre-Funding Earnings.

          (e) On the Business Day prior to each Distribution Date, through the Distribution Date immediately following the Due Period in which the Pre-Funding Period ends, the Trustee shall transfer from the Pre-Funding
Account to the Certificate Account the Pre-Funding Earnings, if any, applicable to such Distribution Date.

          (f) On the Business Day prior to each Distribution Date, through the Distribution Date immediately following the Due Period in which the Pre-Funding Period ends, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement, if any, for such Distribution Date.

          (g) All amounts, if any, remaining in the Capitalized Interest Account on the Distribution Date following the Due Period in which the Pre-Funding Period ends shall be transferred to the Seller on such date.

          SECTION 4.09.  Allocation of Losses.

          On each Distribution Date, any Allocable Loss Amount for each Group shall be applied to the reduction of the Class Certificate Principal Balances of the Class B Certificates, the Class M-1 Certificates and the Class M-2 Certificates of such Group in accordance with the Allocable Loss Amount Priority. Under no circumstances shall the Class Certificate Principal Balance of any Class of Senior Certificates be reduced on account of any Allocable Loss Amount.

                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.

          The Certificates consist of the Regular Certificates and the Class R Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Estate.

          The Certificates will be substantially in the forms annexed hereto as Exhibits A, B and C. Each Class of Regular Certificates shall be issued upon original issuance as Definitive Certificates. The Class R Certificates shall be issued at all times as Definitive Certificates. The Regular
Certificates are issuable only in denominations of $100,000 and integral multiples of $1,000 in excess thereof (except that one certificate of each such Class may be issued in a denomination exceeding $100,000 but otherwise not corresponding to such formulation). The Class R Certificates are issuable only in denominations representing Percentage Interests of at least 10%.

          Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee upon the Written Order to Authenticate and upon receipt of the documents specified in Section 2.04. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Interest shall accrue on the Group I Certificates on the basis of a 360-day year consisting of twelve 30-day months, except as otherwise provided herein. Interest shall accrue on the Group II Certificates on the actual number of days in each Accrual Period and a 360-day year, except as otherwise provided herein.

          SECTION 5.02.  Registration   of    Transfer   and    Exchange   of
                         Certificates.

          (a) The Trustee shall cause to be kept at the office or agency appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor and each Certificateholder shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Trustee as to the information set forth in the Certificate Register. The Trustee shall furnish or cause to be furnished to the Depositor and to any Certificateholder a listing of the names and addresses of the Certificateholders on reasonable request.

          (b) (i) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act, the Trustee shall not register such transfer unless:

               (A) the Class R Certificateholder desiring to effect such disposition and such Class R Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding such disposition, which certification shall be substantially in the form of Exhibit J hereto; or

               (B) the Class R Certificateholder desiring to effect such disposition delivers to the Trustee an Opinion of Counsel satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee.

               Neither Cityscape, the Depositor, the Servicer nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class R Certificates without such registration or qualification. Any such Class R Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly indemnify and reimburse the Trustee, Cityscape, the Depositor and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (ii) Notwithstanding anything to the contrary herein, the Trustee shall not register the acquisition or transfer of any Mezzanine Certificate, Subordinate Certificate or Class R Certificate unless it shall have received (a) a representation in form substantially identical to the one set forth in
               Exhibit J hereto, to the effect that the acquiror or transferee of such Certificate is neither an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition or transfer or (b) if the acquiror is an insurance company, a representation that the acquiror is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the acquisition and holding of such Certificates are covered under PTCE 95-60. The representations described above shall be deemed to have been made to the Trustee by the acquiror or transferee's acceptance of a Mezzanine Certificate, Subordinate Certificate or Class R Certificate. In the event that such representation is violated, such attempted transfer or acquisition shall be void and of no effect.

          (c) Notwithstanding anything to the contrary contained herein, except for the transfer on the Closing Date of the Class R Certificates to Cityscape, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, Cityscape, the Class R Certificateholders and the Trustee:
(i) an affidavit substantially in the form of Exhibit K hereto to the effect that such transferee is not a Disqualified Organization or a non-U.S. Person or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and (ii) a certificate which acknowledges that (A) the Class R Certificates have each been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the REMIC Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Depositor (except in its capacity as transferor of such Certificate), Cityscape and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trustee, Cityscape and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this
Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to Cityscape to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

          (d) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate (duly endorsed, or accompanied by an executed assignment, as specified in the Certificate) at any agency or office appointed by the Trustee for such purpose pursuant to Section 8.12, the Trustee or its agent shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (e) At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency appointed by the Trustee for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or its agent) be duly endorsed by, or be accompanied by an assignment in the form attached to the Certificate or by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (g) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

          (h) The Trustee shall not register any Regular Certificate in the name of the Trust, the Servicer, Cityscape, any Sub-Servicer or any of their respective affiliates, (the Trustee may require any prospective transferee of any Regular Certificate to certify that it is not such an affiliate).

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04.  Persons Deemed Certificateholders.

          Cityscape, the Depositor, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered in the Certificate Register as the Certificateholder for the purpose of receiving distributions pursuant to Section 4.04 and for all other purposes whatsoever, and neither Cityscape, the Depositor, the Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

          SECTION 5.05.  Book-Entry Certificates.

          At such time, if any, as any Class of Regular Certificates shall be registered on the Certificate Register in the name of the Depository or its nominee, such Class shall be issued in the form of one or more typewritten Certificates representing Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Any Certificate Owner owning a beneficial interest Book-Entry Certificates shall be entitled to receive definitive, fully registered Certificates ("Definitive Certificates")
                                                    ---------- ------------
representing such Certificate Owner's interest in such Certificates pursuant to Section 5.07. Following the issuance of Book-Entry Certificates with respect to any Regular Certificates and until such time, if any, as Definitive Certificates have been issued to the Certificate Owners of such
Certificates:

          (a) the provisions of this Section 5.05 shall be in full force and effect;

          (b) the Depositor, the Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, with respect to any Book-Entry Certificates, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on such Certificates to such Depository Participants;

          (d) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (e) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (f) to the extent that the provisions of this Section 5.05 conflict with any other provisions of this Agreement, the provisions of this
Section 5.05 shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing a specified percentage of the Voting Rights, such consent or direction may be given by a combination of Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates, and Certificateholders owning Definitive Certificates, evidencing in the aggregate such specified percentage of the Voting Rights.

          SECTION 5.06.  Notices to Depository.

          Whenever any notice or other communication is required to be given to Holders of any Class of Certificates represented in whole or in part by Book-Entry Certificates, the Trustee shall, with respect to such Book-Entry Certificates, give all such notices and communications to the Depository rather than to the related Certificate Owners.

          SECTION 5.07.  Definitive Certificates.

          After any issuance of Regular Certificates as Book-Entry Certificates, upon the request of any Certificate Owner that its interest in such Book-Entry Certificates be exchanged for Definitive Certificates, such Certificate Owner, upon presentation of appropriate documentation to the Trustee as required by this Article V and subject to the rules and procedures of the Depository, shall be entitled to be issued one or more Definitive Certificates in an aggregate denomination equal to that of such Book-Entry Certificates. Additionally, after any issuance of Regular Certificates as Book-Entry Certificates, if (a) the Depositor advises the Trustee that the
Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of a Servicer Default, Certificate Owners of any Class of Certificates evidencing at least 51% of the Percentage Interests represented by the Book-Entry Certificates of such Class advise the Trustee and the
Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of the availability of Definitive Certificates to Certificate Owners requesting the same.

          The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall execute, authenticate and deliver the Definitive Certificates that are to replace such Book-Entry Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE VI

                  CITYSCAPE, THE DEPOSITOR AND THE SERVICER

          SECTION 6.01.  Liability  of  Cityscape,   the  Depositor  and  the
                         Servicer.

          Cityscape, the Depositor and the Servicer each shall be severally liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by Cityscape, the Depositor and the Servicer, respectively, herein.

          SECTION 6.02.  Merger  or   Consolidation  of   Cityscape  or   the
                         Servicer.

          Subject to the following paragraph, Cityscape will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Servicer will keep in full effect its existence, rights and franchises as a corporation organized under the laws of the State of New York (or under the laws of such other jurisdiction as may in the future issue a charter for the Servicer). Cityscape and the Servicer each will (and the Servicer will require each Sub-Servicer in the related Sub-Servicing Agreement to) obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Cityscape or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which Cityscape or the Servicer shall be a party, or any Person succeeding to the business of Cityscape or the Servicer, shall be the successor of Cityscape or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided,
                                                                 --------
however, that the successor or surviving Person to the Servicer shall satisfy
-------
the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer.

          SECTION 6.03. Limitation on Liability of Cityscape, the Depositor, the Servicer and Others.

          Neither Cityscape, the Depositor or the Servicer nor any of the directors, officers, employees or agents of Cityscape, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect Cityscape, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on Cityscape, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Depositor or Cityscape, as the case may be, or by reason of reckless disregard of obligations and duties of the Servicer, the Depositor or Cityscape, as the case may be, hereunder. Cityscape, the Depositor, the
Servicer and any director, officer, employee or agent of Cityscape, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is
                                                             ----- -----
properly executed and submitted by any Person respecting any matters arising hereunder.

          The Servicer, Cityscape and the Depositor and any director, officer, employee or agent of the Servicer, Cityscape or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except to the extent any such loss, liability or expense is otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of Cityscape, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however,
                                                       --------  -------
that, except as otherwise provided herein, any of Cityscape, the Depositor, or the Servicer may, with the prior consent of the Trustee, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and Cityscape, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

          SECTION 6.04.  Limitation  on  Resignation  of  the  Servicer;   No
                         Assignment or Delegation of Duties by Servicer.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent Opinion of Counsel to such effect delivered (at the expense of the Servicer) to the Trustee. No resignation of the Servicer shall become effective until the Trustee or a successor servicer, appointed pursuant to the provisions of 3.26(b) and satisfying the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or (except as permitted by Section 3.02) delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of the Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

          SECTION 6.05.  Rights    of   Cityscape,    the   Depositor,    the
                         Certificateholders and Others in Respect of the Servicer.

          The Servicer shall (and shall require any Sub-Servicer in the related Sub-Servicing Agreement to) afford, Cityscape, the Depositor, the Trustee and any Regular Certificateholder who has a greater than 10% Percentage Interest in the related Class and any representative or agent of the foregoing, upon reasonable prior notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer and each Sub-Servicer responsible for such obligations. Upon request and at such requesting party's expense, the Servicer shall furnish to Cityscape, the Depositor, any Certificateholder and the Trustee the Servicer's most recent publicly available financial statements and each Sub-Servicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information reasonably relating to their capacity to perform their obligations under this Agreement as the Servicer or such Sub-Servicer possesses.

          To the extent such information is not otherwise available to the public, Cityscape, the Depositor, the Certificateholders, the Servicer (with respect to information of any Sub-Servicer) and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences
without  the  Servicer's   or  the  Sub-Servicer's  (only  with   respect  to
information of such Sub-Servicer) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i)
in working  with legal  counsel,  auditors,  taxing  authorities  or    other
governmental agencies  for reasons consistent  with the performance  of their
respective duties  or (ii)   pursuant to  any  law, rule, regulation,  order,
judgment, writ, injunction or decree of any court or governmental authority, or as may be required in any report submitted to any regulatory body, having
jurisdiction over Cityscape, the Depositor, the Servicer, the  Trustee,   any
Certificateholder or the Trust Estate, as the case may be, and in any case, Cityscape, the Depositor, the Servicer (with respect to information of any Sub-Servicer) or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information.

          SECTION 6.06.  Eligibility Requirements for Servicer.

          The Servicer hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Trustee. The Servicer shall be organized and doing business under the laws of any state or the United States of America having equity of at least $25,000,000 (other than the original Servicer) (or such lower level as may be acceptable to the Trustee). In case at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section, the Servicer shall resign immediately in the manner and with the effect specified in Section 7.02(a).

                                 ARTICLE VII

                                   DEFAULT

          SECTION 7.01.  Servicer  Defaults;  Certain Matters  Affecting  the
                         Servicer.

          (a) "Servicer Default", wherever used herein, means any one of the following events:

       (i) any failure by the Servicer to deposit in the Collection Account and the Certificate Account any amount (other than a Delinquency Advance required to be made from its own funds) that it is required to deposit under the terms of this Agreement, which continues unremedied for a period of two Business Days after the date upon which such payment was required to be remitted or paid; or

      (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the first date on which (x) a Servicing Officer has knowledge of such failure or (y) written notice of such failure, requiring the same to be remedied, shall have been given to a Servicing Officer by Cityscape, the Majority Certificateholders, the Depositor or the Trustee; or

     (iii)     a  decree  or  order  for  relief of  a  court  or  agency  or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 45 days; or

      (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

       (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (vi) if Cityscape is the Servicer, any failure of Cityscape to repurchase, or substitute a Qualified
     Substitute Mortgage Loan  for, any Mortgage Loan as  required by Section
     2.06 hereof; or

     (vii) any failure of the Servicer to pay any Delinquency Advance or any amount in respect of Prepayment Interest Shortfalls on any Servicer Remittance Date required to be made from its own funds pursuant to
     Section 3.23 or 4.06, respectively, that continues unremedied for a period of one Business Day; or

    (viii)     (Reserved.)

      (ix) either (a) the Servicer fails to make any payment due with respect to recourse debt or other obligations which such debt or obligations has (or have) an aggregate principal balance of $750,000 or more; or (b) the occurrence of any event or the existence of any condition, the effect of which is to cause (or permit one or more persons to cause) $750,000 or more of recourse debt or other obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment, in each case, so long as such failure, event or condition shall be continuing and shall not have been waived by the person or persons entitled to performance; or

       (x) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of $750,000 which is uninsured, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution; or

      (xi)     the  stockholders'  equity  of  the  Servicer   calculated  in
     accordance with generally accepted accounting principles is less than $20,000,000; or

     (xii)     (Reserved.)

    (xiii) the merger, consolidation or other combination of the Servicer with or into any other entity, unless (1) the Servicer is the surviving entity of such combination or (2) the surviving entity is a corporation or a state-chartered or national bank that is (x) organized and doing business under the laws of any state or the United States and
     (y) acceptable to the Majority Class R Certificateholders.

          If a Servicer Default shall occur, then, and in each and every such case, so long as such Servicer Default shall not have been remedied, the Trustee at the direction of the Majority Certificateholders with respect to the related Group may, by notice in writing to the Servicer, the Trustee, the Depositor, Cityscape and each related Certificateholder, terminate all of the rights and obligations of the Servicer in its capacity as Servicer with respect to either Group or both Groups, as applicable under this Agreement, to the extent permitted by law, and in and to the related Mortgage Loans and the proceeds thereof.

          On and after the receipt by the Servicer of any such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans of one or both Groups, as applicable, or otherwise, shall pass to and be vested in the Trustee or other successor Servicer appointed pursuant to Section 3.26 hereof and, without limitation, the Trustee or such other successor Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

          The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the successor Servicer with all documents and records requested by it to enable it to assume the Servicer functions under this Agreement with respect to the related Group or Groups, and to cooperate with the successor Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the successor Servicer or its designee for administration of all cash amounts which shall at the time be or should have been credited by the Servicer to any Account, or which shall thereafter be received with respect to the related Mortgage Loans or any related REO Property (provided, however,
                                                           --------  -------
that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Delinquency Advances or otherwise and shall continue to be entitled to the benefit of Section 6.03 hereof, notwithstanding such termination).

          For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Default is received at the notice address of the Trustee provided herein and such notice references the Certificates, Cityscape, the Depositor, the Trust or this Agreement.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Servicer on behalf of Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Servicer on behalf of Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 7.02.  Trustee to Act; Appointment of Successor.

          On and after the day the Servicer receives a notice of termination pursuant to Section 7.01 or on and after the day the Servicer becomes ineligible to act as Servicer due to an inability to meet the eligibility requirements of Section 6.07, and unless a successor Servicer other than the Trustee has been appointed pursuant to Section 3.26 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement with respect to the related Group or Groups and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer and any obligation to repurchase a Mortgage Loan for any reason hereunder) by the terms and provisions hereof, including, without limitation, the Servicer's obligations to make Delinquency Advances pursuant to Section 4.06 (but only to the extent that it determines that such Delinquency Advance would not be a Nonrecoverable Delinquency Advance) and payments of Prepayment Interest Shortfalls pursuant to Section 3.23 (including, if the Servicer was terminated in connection with a Servicer Default described in Section 7.01(a)(vii), the Delinquency Advance(s) and/or Prepayment Interest Shortfalls not made by the Servicer which resulted in such termination); provided, however, that if the Trustee is prohibited by
                   --------  -------
law or regulation (as evidenced by an Independent Opinion of Counsel) from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee shall not be obligated to make Delinquency Advances or payments in respect of Prepayment Interest Shortfalls; and provided, further, that any
                                                  --------  -------
failure to perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder.

          Notwithstanding the above, if the Trustee shall be unable to so act as successor Servicer or if the Trustee is prohibited by law from making advances regarding delinquent Mortgage Loans or making payments in respect of Prepayment Interest Shortfalls, and in such event that the procedures described in Section 3.26 have not commenced within a reasonable period of time, then the Trustee shall petition a court of competent jurisdiction to appoint, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement, any established mortgage loan servicing institution qualified to service mortgage loans such as the Mortgage Loans which meets the eligibility requirements of
Section 6.07 hereof.

          In connection with such appointment made by such court, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided,
                                                                 --------
however, that no such compensation shall be in excess of that permitted the
-------
Servicer as such hereunder. Cityscape, the Trustee, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon a successor Servicer's acceptance of its appointment by such court, the Trustee shall notify in writing Cityscape, each Certificateholder, the Depositor and each Rating Agency of such appointment.

          No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor to the Servicer of all the responsibilities, duties and liabilities hereunder with respect to the related Group or Groups, except as otherwise provided herein.

          Any successor to the Servicer, other than a successor appointed by a court of competent jurisdiction upon the petition of the Trustee, shall be entitled to receive, as compensation therefor, the Servicing Fee, calculated at a servicing fee rate to be agreed upon at the time between such successor and Cityscape (it being acknowledged that the Trustee as Successor Servicer shall be entitled to the Servicing Fee Rate provided for herein), but not in excess of the Servicing Fee Rate, and all funds relating to the Mortgage Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder.

          The successor Servicer (other than the Trustee) shall be solely liable for all costs and expenses associated with the transfer of servicing to such successor Servicer, other than the costs and expenses of sending to the successor Servicer any Mortgage Loan files and records held by the Servicer being replaced, for which costs and expenses the Servicer being replaced shall have sole responsibility.

          SECTION 7.03.  Notification to Mortgagors and Certificateholders.

          (a) Upon any such termination pursuant to Section 7.02 above or appointment of a successor to the Servicer, the Trustee shall, at the expense of the Servicer, give prompt written notice thereof to related Certificateholders at their respective addresses appearing in the Certificate Register and to each related Mortgagor at their respective addresses appearing in the Mortgage Loan Schedule.

          (b) Within three Business Days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Default, the Trustee shall transmit by mail, at the expense of the Servicer, to all Holders of Certificates of the related Group, notice of any Servicer Default actually known to a Responsible Officer of the Trustee.

          SECTION 7.04.  Additional   Remedies  of   Trustee  Upon   Servicer
                         Defaults.

          Upon any Servicer Default, the Trustee shall have the right, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the
Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Default.

          SECTION 7.05.  Waiver of Servicer Defaults.

          The Majority Certificateholders may waive any Servicer Default and its consequences, except that a default in the making of any required deposit to the Collection Account or the Certificate Account that would result in a failure of the Trustee to make any required distribution on the Certificates may be waived only by all of the Certificateholders of the related Group. Upon any waiver of a past Servicer Default, such Servicer Default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency and to all Certificateholders of the related Group.

          SECTION 7.06.  Survivability of Servicer Liabilities.

          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of Trustee.

          The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form specified in this Agreement.

          The Trustee may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited, to consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

       (i) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions contained therein (including, but not limited to, Servicer Information), upon any certificates or opinions furnished to the Trustee that are in the form specified in this Agreement;

      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders issued to the Trustee pursuant to Section 8.13 hereof.

     The Trustee shall, upon receipt of the request substantially in the form of Exhibit O attached hereto, prepare, issue and forward to the Servicer checks for refunds and expenses indicated on such request.

          SECTION 8.02.  Certain Matters Affecting the Trustee.

          (a)  Except as otherwise provided in Section 8.01:

       (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (including, but not limited to, Servicer Information) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement); nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default of which the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

      (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

       (v) Prior to the occurrence of a Servicer Default hereunder and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Certificateholders; provided, however, that if the payment of
                                  --------  -------
     the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

      (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

     (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds at the direction of the Servicer or Cityscape held in any Account; provided, however, that the Trustee
                                       --------  -------
     shall be personally liable on any investment on which the Trustee is the obligor and has defaulted.

          (b) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it to the effect that the inclusion of such assets in the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          SECTION 8.03.  Trustee Not  Liable  for  Certificates  or  Mortgage
                         Loans.

          The recitals contained herein and in the Certificates (other than the signature on the Certificates) shall be taken as the statements of Cityscape, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by Cityscape, the Depositor, the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to Cityscape, the Depositor or the Servicer in respect of the Mortgage Loans or for the use or application of any funds deposited in or withdrawn from the Collection Account by the Servicer.

          SECTION 8.04.  Trustee May Own Certificates.

          The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          SECTION 8.05.  Expenses of Trustee.

          The Trustee's Fee shall be paid as described in Section 4.04. In addition, Cityscape covenants and agrees to pay or reimburse the Trustee, upon request, all reasonable expenses, disbursements and advances incurred or made by the Trustee, and any director, officer, employee or agent acting for and on behalf of the Trustee, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel acquired or permitted to be obtained by the Trustee) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by Cityscape and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred
by  reason  of  willful  misfeasance,  bad   faith  or  negligence  in   the
performance of duties hereunder; provided that (i) with respect to any such
                                 --------
loss, liability or expense, the Trustee shall have given to Cityscape, the Depositor, the Servicer and the Certificateholders written notice thereof promptly after the Trustee shall have knowledge thereof. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee.

          SECTION 8.06.  Trustee Eligibility Requirements.

          The Trustee hereunder shall at all times be a corporation or a state-chartered or national bank that is not an affiliate of Cityscape or the Servicer, organized and doing business under the laws of any state (or the District of Columbia) or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. Any Trustee shall at all times have ratings assigned to its long-term, unsecured debt obligations of at least "A" by DCR. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time any Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with Cityscape and the Servicer and the respective affiliates.

          SECTION 8.07.  Resignation and Removal of the Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to Cityscape, the Depositor, the Servicer and to all Certificateholders. Upon receiving such notice of any such resignation, the Servicer shall select a successor Trustee and shall present such party to the Majority Certificateholders and upon their joint approval such party shall promptly be appointed successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and Cityscape by the Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall solicit and present to the Majority Certificateholders and upon their joint written approval, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and Cityscape by the Servicer.

          The Majority Certificateholders may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to Cityscape, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Servicer and Cityscape by the Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08.  Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Certificateholders, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a custodian, which shall become the agent of any successor trustee hereunder), and Cityscape, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to each Holder of Certificates at their respective addresses as shown in the Certificate Register and to each Rating Agency. If the predecessor trustee fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the resigning trustee.

          The Trustee shall not be liable for the acts or omissions to act of any successor Trustee appointed hereunder.

          SECTION 8.09.  Merger or Consolidation of Trustee.

          Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as Cityscape and the Trustee may consider necessary or desirable. If the Trustee shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Holders of 25% of the Voting Rights shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Trustee Records.

          The Trustee shall afford Cityscape, the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties, such inspection to take place at 180 East Fifth Street, St. Paul, Minnesota 55101 or such other place as designated by the Trustee. Upon request, the Trustee shall furnish the Servicer and any requesting Certificateholder with its most recent financial statements. The Trustee
shall   cooperate  fully   with  Cityscape,  the    Servicer   and     such
Certificateholder and shall make available to Cityscape, the Servicer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. Cityscape, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          SECTION 8.12.  Appointment of Office or Agency.

          The Trustee designates its office at 180 East Fifth Street, St. Paul, Minnesota 55101 as its agency where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution. The Trustee designates its offices at 180 East Fifth Street, St. Paul, Minnesota 55101, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.

          SECTION 8.13.  Exercise of Trustee Powers by Certificateholders.

          Subject to the provisions of this Article VIII, the Majority Certificateholders may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee in its capacity as Trustee (and not in its individual capacity) with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates of the Trust, provided that:
       -------------

                    (i) such direction shall not be in conflict with any rule of law or with this Agreement; and

                   (ii) the Trustee shall have been provided with indemnity satisfactory to it (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement).

                                  ARTICLE IX

                                  (RESERVED)


                                  ARTICLE X

                                 TERMINATION

          SECTION 10.01. Termination.

          (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Trustee or (ii) mutual consent of the Servicer, Cityscape and each and every Certificateholder in writing; provided, however, that in no event shall the
                              --------  -------
Trust  established by  this Agreement  terminate  later than  the earlier  of
(i) twenty-one years after the death of the last surviving lineal descendant of John D. Rockefeller, Sr., the late President of Standard Oil Corporation, alive as of the date hereof and (ii) April 30, 2029.

          (b) Subject to Section 10.02, the Majority Class R Certificateholders may, at their option, terminate this Agreement on any Distribution Date following the Call Option Date by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of
(x) the greater of (i) 100% of the Loan Balance of each outstanding Mortgage Loan and each REO Property as of the last day of the preceding Due Period, and (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee and the Servicer) made by nationally recognized dealers, (y) 30 days' interest thereon at a rate equal to the Mortgage Rate (or such lesser rate as may be in effect due to the application of the Civil Relief Act), (z) the aggregate amount of
(i) all unreimbursed Delinquency Advances, (ii) all unreimbursed Servicing Advances relating, in the case of unreimbursed Servicing Advances, only to the Mortgage Loans and REO Properties then held as part of the Trust Estate and (iii) any accrued and unpaid Servicing Fees (such sum, the "Termination Price").

          (c) Subject to Section 10.02, the Servicer may, at its option, terminate this Agreement on any Distribution Date with respect to which the Combined Group Principal Balance as of the end of the related Due Period is less than or equal to 5% of the Aggregate Maximum Collateral Amount by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price.

          (d) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the Servicer shall deposit in the Certificate Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.11), which deposit shall be deemed to have occurred immediately preceding such purchase.

          Any such purchase shall be accomplished by the deposit of the Termination Price into the Certificate Account on the applicable Servicer Remittance Date, which amount shall be applied to the distributions to be made on the Distribution Date immediately following such Servicer Remittance Date. Upon such deposit of the Termination Price, the Trustee shall pay the Servicer the amount described in clause (z) of the definition of "Termination Price" from the amounts on deposit in the Certificate Amount.

          (e) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the party or parties effecting such purchase shall (i) at their or its own expense, provide to the Trustee an Opinion of Counsel experienced in federal income tax matters in form and substance satisfactory to the Trustee to the effect that such purchase constitutes a "Qualified Liquidation", as such term is defined in the REMIC Provisions of the REMIC Trust and (ii) shall give the Trustee and the Servicer (if the purchaser is not the Servicer) at least 60 days prior written notice of their or its intent to exercise such option. The Class R Certificateholders and the Servicer shall at the time discuss future servicing arrangements for the Mortgage Loans.

          (f) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate shall, after the Trustee's receipt of any such notice, be given promptly by the Trustee by letter to the Certificateholders by first class mail or overnight delivery during the month of such final distribution two Business Days after the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made and (ii) the amount of any such final payment.

          (g) In the event that not all of the Class R Certificateholders pay the Termination Price, the non-purchasing Class R Certificateholder shall not be entitled to, and the Trustee shall not distribute to such non-purchasing Class R Certificateholder, any of the remaining Mortgage Loans, REO Properties or Mortgage Files, or any amount in excess of the amount such Class R Certificateholder would have been entitled to receive on such Distribution Date had such termination not occurred.

          (h) Each Holder is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

          (i) In the event that any amount due to any Regular Certificateholder remains unclaimed, the Trustee shall, at its expense, use its best efforts to contact each such Regular Certificateholder by mail or telephone and if such efforts fail shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Such funds shall remain uninvested and shall not accrue any interest. If, within two years after such publication, such amount remains unclaimed, the party or parties effecting the purchase pursuant to either clause (b) or (c) above shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to such party for payment.

          (j) Following any purchase by the party or parties effecting the purchase pursuant to either clause (b) or (c) above, the Trustee shall promptly release to such party or parties the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer as are furnished by such party or parties.

          SECTION 10.02. Additional Termination Requirements.

          (a)  In the  event the purchase  of the Mortgage Loans  provided in
Section 10.01 occurs, the Trust shall be terminated in accordance with the following additional requirements, unless the party or parties effecting such purchase obtains at its or their own expense and delivers or deliver to the Trustee an Opinion of Counsel, addressed to Cityscape, the Servicer and the Trustee to the effect that the failure of the REMIC Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust as defined in Section 860F of the Code or (y) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

       (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee, on behalf the REMIC Trust shall adopt a plan of complete liquidation of the REMIC Trust, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder and shall specify the first day of such period in a statement attached to the REMIC Trust's final Tax Returns pursuant to Treasury Regulations Section 1.860F1;

      (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the
     Servicer, with the cooperation of the Trustee, shall conduct a sale of the assets of the Trust Estate to the purchasing party or parties for cash; and

     (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the purchasing party or parties all cash on hand in any Account not required to be paid to the Servicer, the Regular Certificateholders, or any other Person, and the Trust shall terminate at that time.

          (b) By their acceptance of Class R Certificates, the Holders thereof hereby agree to authorize the Trustee on behalf of the REMIC Trust to adopt a plan of complete liquidation of the REMIC Trust, which authorization shall be binding upon all successor Class R Certificateholders.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

          SECTION 11.01. Amendment.

          This Agreement may be amended from time to time by Cityscape, the Depositor, the Servicer and the Trustee and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that any such action listed in clause (i) through (iii) above shall not, as evidenced by an Independent Opinion of Counsel delivered to the Servicer and the Trustee, adversely affect in any respect the interests of any Certificateholder.

          In addition, this Agreement may be amended from time to time by Cityscape, the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall
              --------  -------
(x) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (x), without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or
(z) reduce the percentage of Voting Rights required by (y) without the consent of the Holders of all Certificates of such Class then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Independent Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the REMIC Trust pursuant to the REMIC Provisions or cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is Cityscape or the Servicer, but in no event an expense of the Trustee, otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer, each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          SECTION 11.02. Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 11.03. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of
Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.04. Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the borough of Manhattan, city of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

          SECTION 11.05. Notices.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given (except as otherwise provided in
Section 11.12 hereof) if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of Cityscape and the Servicer, 565 Taxter Road, Elmsford, New York 10523-2300 (telecopy number (914) 592-7101), or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by Cityscape, (b) in the case of the Trustee, First Bank National Association, 180 East Fifth Street, 2nd Floor, St. Paul, Minnesota 55101, Attention:
Structured Finance/Cityscape 1997-B (telecopy number (612) 244-0089), or such other address or telecopy number as may hereafter be furnished to the Depositor, Cityscape and the Servicer in writing by the Trustee, and (c) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: General Counsel, (203) 625-6065 (telecopy number (203) 629-4571), or such other address or telecopy number as may be furnished to Cityscape, the Servicer and the Trustee in writing by the Depositor. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

          SECTION 11.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 11.07. Article and Section References.

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          SECTION 11.08. Notice to the Rating Agencies.

          (h) The Trustee and the Servicer shall each be obligated to use their best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

          (i)  Any material change or amendment to this Agreement;

          (ii) The occurrence of any Servicer Default that has not been cured or waived;

          (iii) The resignation or termination of the Servicer or the Trustee;

          (iv) The final payment to Holders of the Certificates of any Class;

          (v)  Any change in the location of any Account; and

          (vi) Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.

          (i) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

          (A) Each annual report to Certificateholders described in Section 4.05; and

          (B)  Each Statement  to  Certificateholders  described  in  Section
     4.05; and

(ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

          (C)  Each  annual statement as  to compliance described  in Section
     3.19;

          (D) Each annual independent public accountants' servicing report described in Section 3.20;

          (E)  Each Collection Account  Statement described in Section  3.18;
     and

          (F) Each notice delivered pursuant to Section 7.01(a) which relates to the fact that the Servicer has not made a Delinquency Advance.

          Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's Ratings Services, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Mortgage Surveillance Group; Duff & Phelps Credit Rating Co., 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603,
Attention: MBS Monitoring; and Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Glenn Costello.

          SECTION 11.09. Further Assurances.

          Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

          SECTION 11.10. Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          SECTION 11.11. Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, Cityscape and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

          SECTION 11.12. Tax Matters Person.

          So long as Cityscape owns a 100% Percentage Interest in the Class R Certificates, Cityscape shall act as the Tax Matters Person for the REMIC Trust for all purposes of the Code. The Tax Matters Person shall perform, or cause to be performed, such duties, and shall take, or cause to be taken, such actions, as are required to be performed or taken by a "tax matters person" under the Code. Cityscape, as Tax Matters Person, hereby appoints the Trustee to act as agent of the Tax Matters Person. If Cityscape hereafter transfers ownership of a Percentage Interest in the Class R Certificates to a third party, Cityscape may appoint such third party to be the Tax Matters Person for the REMIC Trust.

          IN WITNESS WHEREOF, Cityscape, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              FINANCIAL ASSET SECURITIES CORP.,
                                as Depositor


                              By: /s/ Craig Eckes
                                 ---------------------------
                                 Name:  Craig Eckes
                                 Title: Vice President


                              CITYSCAPE CORP.,
                                as Seller and Servicer


                              By: /s/ Cheryl Carl
                                 ---------------------------
                                 Name:  Cheryl Carl
                                 Title: Senior Vice President



                              FIRST BANK NATIONAL ASSOCIATION,
                                as Trustee


                              By: /s/ Lynn Steiner
                                 ---------------------------
                                 Name:  Lynn Steiner
                                 Title: Assistant Vice President



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On the 31st day of March, 1997 before me, a notary public in and for said State, personally appeared Craig Eckes known to me to be a Vice President of Financial Asset Securities Corp., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Bridget Curry
                                   ---------------------------------------
                                            Notary Public




STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


          On the 31st day of March, 1997 before me, a notary public in and for said State, personally appeared Cheryl Carl known to me to be a Senior Vice President of Cityscape Corp., a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Jaime Martinez
                                   ___________________________
                                          Notary Public



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

          On the 31st day of March, 1997 before me, a notary public in and for said State, personally appeared Lynn Steiner, known to me to be an Assistant Vice President of First Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   /s/ Jaime Martinez
                                   ---------------------------------------
                                            Notary Public



                                                                   SCHEDULE 1

  Schedule of Mortgage Loans from which Subsequent Mortgage Loans are to be Selected


                                  EXHIBIT A

                         FORM OF SENIOR CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

  Cityscape  Home Equity  Loan Trust,     Original   Certificate    Principal
  Series     1997-B     Class     A-_     Balance of Class A-_  Certificates:
  Certificate   Pass-Through    Rate:
  ____________                            $____________

  Initial    Certificate    Principal
  Balance:
  $____________

  Date   of  Pooling   and  Servicing
  Agreement   and   Initial   Cut-Off
  Date:  March 14, 1997
                                          Issue Date: _______________
  First  Distribution  Date:    April
  25, 1997

  Trustee:     First   Bank  National
  Association

  No. _                                   CUSIP No. 178779 ___


               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATE
                                  CLASS A-_

evidencing a beneficial ownership interest in a Trust Estate established by FINANCIAL ASSET SECURITIES CORP., consisting primarily of a pool of closed end, (fixed-)(adjustable) rate, one- to four-family (and small mixed-use or multifamily, first and second)(, first) mortgage loans originated by, or purchased from others by,

                               CITYSCAPE CORP.

          This Certificate is payable solely from the assets of the Trust and does not represent an obligation of or interest in Cityscape Corp., Financial Asset Securities Corp., the Trustee or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

          This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate as set forth above by $_____________, such amount being the initial aggregate Class A-_ Certificate Principal Balance of all of the Class A-_ Certificates) in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Cityscape Corp., as seller and servicer (hereinafter called the "Seller" or the "Servicer," which term includes any successor entity under the Agreement), Financial Asset Securities Corp., as depositor, and First Bank National Association, as trustee (hereinafter called the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions are required to be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount to be distributed to such Class as of such Distribution Date.

          The Holder of this Certificate is entitled to principal payments on each Distribution Date which will fully amortize the Initial Certificate Principal Balance, as set forth on the front page hereof, from the date of the initial delivery hereof to the final Distribution Date of the Class A-_ Certificates. Therefore, the actual outstanding principal amount of this Class A-_ Certificate on any date subsequent to April 25, 1997 (the first Distribution Date) will be less than the Initial Certificate Principal Balance set forth on the front page hereof.

          All distributions under the Agreement on the Class A-_ Certificates will be made or caused to be made by the Trustee by (i) wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-_ Certificates evidencing a Percentage Interest aggregating at least 10% or (ii) check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          This Certificate is one of a duly authorized issue of Certificates designated as Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates of the series specified on the front page hereof (herein called the "Certificates") and representing the Percentage Interest specified on the front page hereof in the Class A-_ Certificates.

          Upon receiving the final distribution hereon, the Holder hereof is required to send this Certificate to the Trustee. The Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Agreement.

          The  Certificates  are  limited  in  right of  payment  to  certain collections  and  recoveries  respecting  the  Mortgage  Loans,  all as  more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders; provided,
                                                             --------
however, that no such amendment or waiver shall reduce in any manner the
-------
amount of, or delay the timing of, distributions on any Certificate without the consent of the Holder thereof, or adversely affect in any respect the interests of the Holders of any Class of Certificates without the consent of the Holders of Certificates evidencing at least a 66% Percentage Interest in such Class. No amendment shall reduce the percentage of Voting Rights required in the previous sentence without the consent of the Holders of all Certificates of such Class then outstanding. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Servicer, the Seller, the Depositor and the Trustee and any agent of the Servicer, the Seller, the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor and the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          The obligations created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate.

          The Agreement additionally provides that the Holders of the Class R Certificates may, at their option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on and after the Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 10% of the Aggregate Maximum Collateral Amount. The Servicer will have a similar purchase option on any Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 5% of the Aggregate Maximum Collateral Amount.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _____________


                              First Bank National Association, as Trustee



                              By
                                -------------------------------------------
                                   Authorized Officer



                        CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-_ Certificates referred to in the within-mentioned Agreement.



                              First Bank National Association, as Trustee


                              By
                                -------------------------------------------
                                   Authorized Officer




                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ----------------------------------------------------------

---------------------------------------------------------------------------
                    (Please print or typewrite name, address including postal
--------------------
zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to     % evidenced by the within Certificate and
                               ----
hereby authorizes the transfer of registration of such interest to such assignee on the Certificate Register of the Trust.

     I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                     --------------------------------------

---------------------------------------------------------------------------
    .
----

Dated: ____________



                      -----------------------------------------------------
                                  Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     If permitted by the Agreement, distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                                                          -------------------
for the account of
                    ---------------------------------------------------------
account number                , or, if mailed by check, to
               ---------------                             ------------------.
Applicable statements should be mailed to
                                          -----------------------------------.
This information is provided by                          , the assignee named
                                -------------------------
above, or                          , as its agent.
          -------------------------


                                 EXHIBIT B-1

                        FORM OF MEZZANINE CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS THE TRANSFEREE PROVIDES (A) A REPRESENTATION LETTER COMPLYING WITH SECTION 5.02(b)(ii) OF THE AGREEMENT TO THE TRUSTEE OR (B) IN THE CASE OF A TRANSFER TO AN INSURANCE COMPANY GENERAL ACCOUNT, EITHER A REPRESENTATION LETTER AS DESCRIBED IN (A) ABOVE OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE PURSUANT TO PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.


  Cityscape  Home Equity  Loan Trust,     Original   Certificate    Principal
  Series     1997-B    Class     M-__     Balance      of     Class      M-__
  Certificate   Pass-Through    Rate:     Certificates:
  __________                              $______________

  Initial    Certificate    Principal
  Balance:  $___________

  Date   of  Pooling   and  Servicing
  Agreement   and   Initial   Cut-Off
  Date:  March 14, 1997
                                          Issue Date:  _____________
  First  Distribution  Date:    April
  25, 1997

  Trustee:     First   Bank  National
  Association

  No. _                                   CUSIP No. 178779 ___




               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATE
                                  CLASS M-__

evidencing a beneficial ownership interest in a Trust Estate established by FINANCIAL ASSET SECURITIES CORP., consisting primarily of a pool of closed end, (fixed-)(adjustable) rate, one- to four-family (and small mixed use or multifamily, first and second)(, first) mortgage loans originated by, or purchased from others by,

                               CITYSCAPE CORP.

          This Certificate is payable solely from the assets of the Trust and does not represent an obligation of or interest in Cityscape Corp., Financial Asset Securities Corp., the Trustee or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

          This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate as set forth above by $___________, such amount being the initial aggregate Class M-__ Certificate Principal Balance of all of the Class M-__ Certificates) in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Cityscape Corp., as seller and servicer (hereinafter called the "Seller" or "Servicer," which term includes any successor entity under the Agreement), Financial Asset Securities Corp., as depositor, and First Bank National Association, as trustee (hereinafter called the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions are required to be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount to be distributed to such Class as of such Distribution Date.

          The Holder of this Certificate is entitled to principal payments on each Distribution Date which will fully amortize the Initial Certificate Principal Balance, as set forth on the second page hereof, from the date of the initial delivery hereof to the final Distribution Date of the Class M-__ Certificates. Therefore, the actual outstanding principal amount of this Class M-__ Certificate on any date subsequent to April 25, 1997 (the first Distribution Date) will be less than the Initial Certificate Principal Balance set forth on the second page hereof.

          All distributions under the Agreement on the Class M-__ Certificates will be made or caused to be made by the Trustee by (i) wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-__ Certificates evidencing a Percentage Interest aggregating at least 10% or (ii) check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          This Certificate is one of a duly authorized issue of Certificates designated as Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates of the series specified on the second page hereof (herein called the "Certificates") and representing the Percentage Interest specified on the second page hereof in the Class M-__ Certificates.

          Upon receiving the final distribution hereon, the Holder hereof is required to send this Certificate to the Trustee. The Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Agreement.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The  Agreement permits,  with certain exceptions  therein provided, the amendment thereof by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders; provided,
                                                             --------
however, that no such amendment or waiver shall reduce in any manner the
-------
amount of, or delay the timing of, distributions on any Certificate without the consent of the Holder thereof, or adversely affect in any respect the interests of the Holders of any Class of Certificates without the consent of the Holders of Certificates evidencing at least a 66% Percentage Interest in such Class. No amendment shall reduce the percentage of Voting Rights required in the previous sentence without the consent of the Holders of all Certificates of such Class then outstanding. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

/////          The  Certificates are  issuable in  fully  registered form  only in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Servicer, the Seller, the Depositor and the Trustee and any agent of the Servicer, the Seller, the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor and the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          The obligations created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate.

          The Agreement additionally provides that the Holders of the Class R Certificates may, at their option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on and after the Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 10% of the Aggregate Maximum Collateral Amount. The Servicer will have a similar purchase option on any Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 5% of the Aggregate Maximum Collateral Amount.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ____________


                              First Bank National Association, as Trustee


                              By
                                -------------------------------------------
                                   Authorized Officer



                        CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.



                              First Bank National Association, as Trustee


                              By
                                -------------------------------------------
                                   Authorized Officer




                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ----------------------------------------------------------

---------------------------------------------------------------------------
                    (Please print or typewrite name, address including postal
--------------------
zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to     % evidenced by the within Certificate and
                               ----
hereby authorizes the transfer of registration of such interest to such assignee on the Certificate Register of the Trust.

     I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                     --------------------------------------

---------------------------------------------------------------------------
    .
----

Dated: _____________



                      -----------------------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     If permitted by the Agreement, distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                                                          -----------------
                                          for the account of
-----------------------------------------                    ---------------
                                                                     account
--------------------------------------------------------------------
number                , or, if mailed by check, to
      ----------------                             -------------------------

----------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ----------------------------------
                                                     .   This information is
-----------------------------------------------------
provided by                          , the assignee named above, or
            -------------------------
                       , as its agent.
-----------------------


                                 EXHIBIT B-2

                         FORM OF CLASS B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME

AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS THE TRANSFEREE PROVIDES (A) A REPRESENTATION LETTER COMPLYING WITH SECTION 5.02(b)(ii) OF THE AGREEMENT TO THE TRUSTEE OR (B) IN THE CASE OF A TRANSFER TO AN INSURANCE COMPANY GENERAL ACCOUNT, EITHER A REPRESENTATION LETTER AS DESCRIBED IN (A) ABOVE OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE PURSUANT TO PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.



  Cityscape  Home Equity  Loan Trust,     Original   Certificate    Principal
  Series     1997-B    Class     B-__     Balance      of     Class      B-__
  Certificate   Pass-Through    Rate:     Certificates:
  _____________                           $_____________

  Initial    Certificate    Principal
  Balance:
  $______________

  Date   of  Pooling   and  Servicing
  Agreement   and   Initial   Cut-Off
  Date:  March 14, 1997

  First  Distribution  Date:    April     Issue Date:  ____________
  25, 1997

  Trustee:     First   Bank  National
  Association

  No. _                                   CUSIP No. 178779 ___


               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATE
                                  CLASS B-__

evidencing a beneficial ownership interest in a Trust Estate established by FINANCIAL ASSET SECURITIES CORP., consisting primarily of a pool of closed end, (fixed-)(adjustable) rate, one- to four-family (and small mixed-use or multifamily, first and second)(, first) mortgage loans originated by, or purchased from others by,

                               CITYSCAPE CORP.

          This Certificate is payable solely from the assets of the Trust and does not represent an obligation of or interest in Cityscape Corp., Financial Asset Securities Corp., the Trustee or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

          This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate as set forth above by $____________, such amount being the initial aggregate Class B-__ Certificate Principal Balance of all of the Class B-__ Certificates) in the Trust Estate created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Cityscape Corp., as seller and servicer (hereinafter called the "Seller" or "Servicer," which term includes any successor entity under the Agreement), Financial Asset Securities Corp., as depositor, and First Bank National Association, as trustee (hereinafter called the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions are required to be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount to be distributed to such Class as of such Distribution Date.

          The Holder of this Certificate is entitled to principal payments on each Distribution Date which will fully amortize the Initial Certificate Principal Balance, as set forth on the second page hereof, from the date of the initial delivery hereof to the final Distribution Date of the Class B-__ Certificates. Therefore, the actual outstanding principal amount of this Class B-__ Certificate on any date subsequent to April 25, 1997 (the first Distribution Date) will be less than the Initial Certificate Principal Balance set forth on the second page hereof.

          All distributions under the Agreement on the Class B-__ Certificates will be made or caused to be made by the Trustee by (i) wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-__ Certificates evidencing a Percentage Interest aggregating at least 10% or (ii) check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          This Certificate is one of a duly authorized issue of Certificates designated as Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates of the series specified on the second page hereof (herein called the "Certificates") and representing the Percentage Interest specified on the second page hereof in the Class B-__ Certificates.

          Upon receiving the final distribution hereon, the Holder hereof is required to send this Certificate to the Trustee. The Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Agreement.

         The  Certificates  are  limited  in right  of  payment  to  certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders; provided,
                                                             --------
however, that no such amendment or waiver shall reduce in any manner the
-------
amount of, or delay the timing of, distributions on any Certificate without the consent of the Holder thereof, or adversely affect in any respect the interests of the Holders of any Class of Certificates without the consent of the Holders of Certificates evidencing at least a 66% Percentage Interest in such Class. No amendment shall reduce the percentage of Voting Rights required in the previous sentence without the consent of the Holders of all Certificates of such Class then outstanding. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Servicer, the Seller, the Depositor and the Trustee and any agent of the Servicer, the Seller, the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor and the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          The obligations created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate.

          The Agreement additionally provides that the Holders of the Class R Certificates may, at their option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on and after the Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 10% of the Aggregate Maximum Collateral Amount. The Servicer will have a similar purchase option on any Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 5% of the Aggregate Maximum Collateral Amount.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________


                              First Bank National Association, as Trustee


                              By
                                ------------------------------------------
                                   Authorized Officer



                        CERTIFICATE OF AUTHENTICATION

          This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.



                              First Bank National Association, as Trustee


                              By
                                ------------------------------------------
                                   Authorized Officer




                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ----------------------------------------------------------

---------------------------------------------------------------------------
                    (Please print or typewrite name, address including postal
--------------------
zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to     % evidenced by the within Certificate and
                               ----
hereby authorizes the transfer of registration of such interest to such assignee on the Certificate Register of the Trust.

     I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                     --------------------------------------

---------------------------------------------------------------------------
    .


----

Dated: ______________



                      -----------------------------------------------------
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     If permitted by the Agreement, distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                                                          -----------------
                                          for the account of
-----------------------------------------                    --------------

---------------------------------------------------------------  account
number                , or, if mailed by check, to
      ----------------                             __________________________

----------------------------------------------------------------------------.
Applicable statements should be mailed to
                                          ----------------------------------
                                                  .  This information is
--------------------------------------------------
provided by                          , the assignee named above, or
            -------------------------
                    , as its agent.
--------------------


                                  EXHIBIT C

                         FORM OF CLASS R CERTIFICATE

THIS CLASS R CERTIFICATE REPRESENTS CERTAIN RESIDUAL RIGHTS TO PAYMENT TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS BEEN DESIGNATED AS A "RESIDUAL INTEREST" IN THE TRUST CREATED BY THE AGREEMENT PURSUANT TO THE "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS THE TRANSFEREE PROVIDES (A) A REPRESENTATION LETTER COMPLYING WITH SECTION 5.02(b)(ii) OF THE AGREEMENT TO THE TRUSTEE OR (B) IN THE CASE OF A TRANSFER TO AN INSURANCE COMPANY GENERAL ACCOUNT, EITHER A REPRESENTATION LETTER AS DESCRIBED IN (A) ABOVE OR AN
OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE AND THE SERVICING, MANAGEMENT AND OPERATION OF THE TRUST ARE WITH RESPECT TO SUCH TRANSFEREE IS EXEMPT FROM THE PROHIBITED

TRANSACTION   PROVISIONS  OF  ERISA  AND  THE  CODE  PURSUANT  TO  PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) CERTAIN REPRESENTATION LETTERS AND, IF SO REQUIRED BY THE TRUSTEE, THE SELLER, THE DEPOSITOR OR THE SERVICER, AN OPINION OF COUNSEL, ALL IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT, (2) AN AFFIDAVIT TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION (AS DEFINED IN THE AGREEMENT) OR AN AGENT OF A DISQUALIFIED ORGANIZATION AND (3) A CERTIFICATE TO THE TRUSTEE, IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT
NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS IN RESPECT OF THIS CERTIFICATE.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD HOLDER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THRU SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COOPERATIVES TO WHICH ART. I OF SUBCHAPTER T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

  Cityscape Home Equity Loan Trust,
  Series 1997-B Class R Certificate

  Percentage Interest:  ___%


  Date   of  Pooling   and  Servicing
  Agreement and Cut-Off  Date:  March
  14, 1977

  First  Distribution  Date:    April     Issue Date:  ______________
  25, 1997

  Trustee:     First   Bank  National
  Association

  No. _


               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATE
                                   CLASS R

evidencing a beneficial ownership interest in a Trust Estate established by FINANCIAL ASSET SECURITIES CORP. consisting primarily of a pool of closed-end, simple interest, fixed-rate, one- to four-family and small multi-family or mixed-use first and second mortgage loans, and a pool of closed end, adjustable-rate, one- to four-family, first mortgage loans, in each case originated by, or purchased from others by,

                               CITYSCAPE CORP.

          This Certificate is payable solely from the assets of the Trust and does not represent an obligation of or interest in Cityscape Corp., Financial Asset Securities Corp., the Trustee, the Certificate Insurer or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any agency or instrumentality of the United States.

          This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the Trust Estate created pursuant to the Pooling and Servicing Agreement, dated as of March 14, 1997 (the "Agreement"), among Cityscape Corp., as seller and servicer (hereinafter called the "Seller" or the "Servicer," which term includes any successor entity under the Agreement), Financial Asset Securities Corp., as depositor, and First Bank National Association, as trustee (hereinafter called the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions are required to be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date") in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement. The Agreement provides that only miscellaneous amounts will be distributed to Class R Certificateholders.

          All distributions under the Agreement on the Class R Certificates will be made or caused to be made by the Trustee by (i) wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Person shall have so notified the Trustee in writing, at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or
(ii) check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          This Certificate is one of a duly authorized issue of Certificates designated as Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates (herein called the "Certificates") and representing the Percentage Interest specified on the second page hereof in the Class R Certificates.

          Upon receiving the final distribution hereon, the Holder hereof is required to send this Certificate to the Trustee. The Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Agreement.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof by the Seller, the Servicer, the Depositor and the Trustee with the consent of the majority Certificateholders; provided,
                                                             --------
however, that no such amendment or waiver shall reduce in any manner the
-------
amount of, or delay the timing of, distributions on any Certificate without the consent of the Holder thereof, or adversely affect in any respect the interests of the Holders of any Class of Certificates without the consent of the Holders of Certificates evidencing at least 66% of the Voting Percentage of such Class. No amendment shall reduce the percentage of Voting Rights required in the previous sentence without the consent of the Holders of all Certificates of such Class then outstanding. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

          As provided in the Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class, in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that such a transfer is to be made without registration or qualification, the Trustee shall require either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute and deliver to the Trustee representation letters as specified in Section 5.02(b) of the Agreement, or (ii) that the Trustee receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Seller, the Depositor, the Trustee or the Servicer, in their respective capacities as such. None of the Seller, the Depositor, the Servicer and the Trustee is obligated to register or qualify any Class of Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Seller, the Servicer, the Depositor, the other Class R Certificateholders and the
Trustee: (i) an affidavit substantially in the form of Exhibit K to the Agreement to the effect that such transferee is not a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and (ii) a certificate which acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of the Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever, and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of Section 5.02(c) of the Agreement, then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by Section 5.02(c) of the Agreement, be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Depositor (except in its capacity as transferor of such Certificate), the Seller and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by Section 5.02(c) of the Agreement or for making payments due on such Class R Certificate to the purported Holder thereof or for taking any other action with respect to such purported Holder under the provisions of the Agreement if the Trustee, the Depositor, the Seller and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under Section 5.02(c) of the Agreement at the time it became a Holder, all payments made on the Class R Certificate. The Holder of this Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02(c) of the Agreement and to any amendment of the Agreement deemed necessary by counsel to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          The Certificates are issuable in fully registered form only in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Servicer, the Seller, the Depositor and the Trustee and any agent of the Servicer, the Seller, the Depositor and the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor and the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          The obligations created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate.

          The Agreement additionally provides that the Holders of the Class R Certificates may, at their option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on and after a Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 10% of the Aggregate Maximum Collateral Amount. The Servicer will have a similar purchase option on any Distribution Date on which the aggregate Loan Balance of the Mortgage Loans is less than or equal to 5% of the Aggregate Maximum Collateral Amount.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ______________


                              First Bank National Association, as Trustee


                              By
                                -------------------------------------------
                                   Authorized Officer



                        CERTIFICATE OF AUTHENTICATION

          This is one of the Class R Certificates referred to in the Pooling and Servicing Agreement mentioned herein.


                              First Bank National Association, as Trustee


                              By____________________________
                                    Authorized Signatory

                                 ASSIGNMENT
                                 ----------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ----------------------------------------------------------

---------------------------------------------------------------------------
                    (Please print or typewrite name, address including postal
--------------------
zip code, and Taxpayer Identification Number of assignee)
                                                          -----------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

            a Percentage Interest equal to      % evidenced by the within
-----------                                -----
Certificate and hereby authorizes the transfer of registration of such interest to such assignee on the Certificate Register of the Trust.

     I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
                                      -------------------------------------
                                                                  .
------------------------------------------------------------------

Dated: ____________


                                     -------------------------------------
                                     Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distributions  shall  be   made,  by  wire  transfer  or  otherwise,  in
immediately available funds to
                               --------------------------------------------
               for the account of                                account
--------------                    -------------------------------
number               , or, if mailed by check, to
       --------------                             -------------------------
                     .  Applicable statements should be mailed to
---------------------                .  This information is provided by
                          , the assignee named above, or
                                                        ---------------------
            , as its agent.
------------


                                  EXHIBIT D

                            MORTGAGE LOAN SCHEDULE

                        [On file with the Depositor]

                                 EXHIBIT E-1


                             REQUEST FOR RELEASE
                   (Mortgage Loan Servicing or Foreclosure)


  Loan Information
  ----------------

       Name of Mortgagor:
                                           ----------------------------------

       Servicer Loan No.:
                                           ----------------------------------



  Trustee
  _______

       Name:
                                           ----------------------------------

       Address:
                                           ----------------------------------

                                           ----------------------------------

                                           ----------------------------------

       Trustee
       Mortgage File No.:
                                           ----------------------------------

  Seller
  ______

       Name:                              Cityscape Corp.

       Address:                           565 Taxter Road
                                          Elmsford, NY  10523-2300

       Certificates:                      Cityscape  Home Equity  Loan Trust,
                                          Series    1997-B,    Home    Equity
                                          Loan Pass-Through Certificates.

Reason for Request  (check one)
__________________

    1.  Mortgage Loan liquidated.
___

    2.  Mortgage Loan in foreclosure.
___

    3.  Mortgage Loan repurchased.
___

    4.  Mortgage Loan substituted.
___

    5.  Other (explain)
___                     ____________________________________


          The undersigned Servicer hereby requests delivery to it from the Trustee of the documents referred to below (the "Documents"). Upon the Servicer's receipt of the Documents, the Servicer will provide the Trustee with a written acknowledgement of such receipt. All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of June 9, 1997, among the Trustee, the Seller, the Servicer and the Depositor.

( )  Promissory Note  dated                         , 19  ,  in the  original
                            ________________________    __
     principal sum of $              , made by                      , payable
                       ______________          _____________________
     to, or endorsed to the order of, the Trustee.

( )  Mortgage recorded on                       as instrument no.
                          _____________________                   ___________
             in the County Recorder's Office of the County of
     _______                                                  _______________
         , State of                in book/reel/docket                     of
     ____           ______________                     ___________________
     official records at page/image               .
                                    ______________

( )  Deed of Trust recorded on                         as instrument no.
                               _______________________                   ____
                      in the County Recorder's Office of the County of
     ________________                                                  ______
              , State of                      in book\reel\docket of official
     _________           ____________________
     records at page/image                  .
                           _________________

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
                                                                         ____
                    as instrument no.               in the  County Recorder's
     ______________                   _____________
     Office of the County of                 , State  of                   in
                               ______________            _________________
     book/reel/docket                   of official records at page/image
                       ________________                                   ___
     .

( )  Other   documents,  including  any   amendments,  assignments  or  other
     assumptions of the Mortgage Note or Mortgage.

     ( )
         _______________________________________________

     ( )
         _______________________________________________

     ( )
         _______________________________________________

     ( )
         _______________________________________________

     The Servicer hereby acknowledges and agrees as follows:

     (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

     (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges,
writs of attachment or other impositions nor shall the Servicer  assert   or
seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

     (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

     (4) The Documents and any proceeds thereof, including any proceeds of proceeds, shall at all times be earmarked for the account of the Trustee except as expressly provided in the Agreement, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                              Cityscape Corp.,
                              as Servicer



                              By:
                                 ___________________________
                                 Its:
                                     _______________________




Date:                          , 19
      _________________________    __

                                 EXHIBIT E-2

                             REQUEST FOR RELEASE
                        (Mortgage Loans Paid in Full)

                   OFFICER'S CERTIFICATE AND TRUST RECEIPT
               CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B
                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATES

                                                 HEREBY CERTIFIES THAT HE/SHE
_______________________________________________
IS AN OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:                                  BORROWER'S NAME
             ___________                                      _______________

COUNTY:
        ________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

                                           DATED:
______________   _______________________         ____________

/ /   VICE PRESIDENT

/ /   ASSISTANT VICE PRESIDENT

                                 EXHIBIT F-1

                   FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                        (DATE)

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

Cityscape Corp.
565 Taxter Road
Elmsford, New York 10523

     Re: Pooling and Servicing Agreement dated as of March 14, 1997, among Financial Asset Securities Corp., as Depositor, Cityscape Corp., as Seller and Servicer, and First Bank National Association, as Trustee; Cityscape Home Equity Loan Trust, Series 1997-B

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as listed in the following paragraph, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) the original Mortgage Note, endorsed by Cityscape, or by the originator of such Mortgage Loan, without recourse in blank or the following form: "Pay to the order of First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of March 14, 1997, Cityscape Home Equity Loan Trust, Series 1997-B without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to Cityscape;

    (ii)  the original recorded Mortgage;

   (iii) a duly executed assignment of the Mortgage from Cityscape in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above;

    (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

    (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     If the Trustee has not received the original recorded Mortgage or an original recorded assignment of the Mortgage satisfying the requirements of clauses (ii), (iii) or (iv) above, as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Servicer, the applicable title company, escrow agent or attorney, or the originator of such Mortgage, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for record-ing.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (ii),
(iv), (v), (vi), (viii), (xiii), (xiv), (xv) and (xvi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                         FIRST BANK NATIONAL ASSOCIATION
                           as Trustee


                         By:
                            _____________________________
                            Name:


                            Title:


                                 EXHIBIT F-2

                    FORM OF TRUSTEE'S FINAL CERTIFICATION


                                                                       (DATE)


Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention:  Peter McMullin

Cityscape Corp.
565 Taxter Road
Elmsford, NY  10523-2300
Attention:  Cheryl P. Carl


          Re: Pooling and Servicing Agreement, dated as of March 14, 1997 among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates

Ladies and Gentlemen:

          This certification is  being delivered  to you  in accordance  with
Section 2.05 of the above-captioned Pooling and Servicing Agreement. Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-referenced Pooling and Servicing Agreement.

          The Trustee hereby certifies that it has reviewed the Mortgage Files with respect to the Mortgage Loans listed in the related Mortgage Loan Schedule, and that except as noted on the list of exceptions attached hereto and without making any determination as to whether any Mortgage File includes any of the documents specified in Section 2.04(a)(v) of the Pooling and Servicing Agreement, as to each Mortgage Loan listed in the related Mortgage Loan Schedule, (i) all documents constituting part of each such Mortgage File required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (a) such documents have been reviewed by it and appear to have been properly executed and regular on their face and to relate to such Mortgage Loan and A. based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule relating to such Mortgage Loans which corresponds to items (i) -
(iii), (v), (ix), (xi), (xiv) and (xv) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, execution by a Responsible Officer or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule relating to such Mortgage Loans, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any document specified in clause
(v) of Section 2.04(a).


          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                              FIRST BANK NATIONAL ASSOCIATION, as Trustee


                              By:
                                 ___________________________
                                 Name:
                                 Title:


                                 EXHIBIT F-3

                  FORM OF TRUSTEE'S QUARTERLY CERTIFICATION

                                                  (DATE)

Financial Asset Securities Corp.
660 Steamboat Road
Greenwich, Connecticut 06830
Attention:  Peter McMullin

Cityscape Corp.
565 Taxter Road
Elmsford, NY  10523-2300
Attention:  Cheryl P. Carl


     Re: Pooling and Servicing Agreement, dated as of March 14, 1997, among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Equity Loan Trust, Series 1997-C Home Equity Loan Pass-Through Certificates

Ladies and Gentlemen:

          In accordance with Section 2.05 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby sets forth an updated exception report from the previous Trustee's Certification issued (INSERT DATE).

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, execution by a Responsible Officer, or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any document specified in clause (v) of Section 2.04(a).


          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                              First Bank National Association, as Trustee


                              By:
                                 ___________________________
                                 Name:
                                      ______________________
                                 Title:
                                       _____________________



                                  EXHIBIT G

                   FORM OF COLLECTION ACCOUNT CERTIFICATION

                                                         ______________, 1997


          Cityscape Corp. ("Cityscape") hereby certifies that it has established the account described below as a Collection Account pursuant to
Section 3.10 of the Pooling and Servicing Agreement, dated as of June 9, 1997, among Cityscape, Financial Asset Securities Corp. and First Bank National Association, as Trustee.

Title of Account:   "Collection Account, First  Bank National Association, as
                    Trustee, in trust for the registered Certificateholders of the Cityscape Home Equity Loan Trust, Series 1997-B"

Account Number:
                    _______________________________


Name and Address
of office or branch
of the institution
at which Account is
maintained:
                    _______________________________


                    _______________________________


                    _______________________________



                              Cityscape Corp.


                   By
                     ________________________________________________________
                                Name:
                                Title:

                                  EXHIBIT H

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:


I.   Type of Liquidation (REO disposition/charge-off/short pay-off)

     -  Date last paid
     -  Date of foreclosure
     -  Date of REO
     -  Date of REO Disposition
     - Property Sale Price/Estimated Market Value at disposition

II.  Liquidation Proceeds

     Principal Prepayment                                     $___________
     Property Sale Proceeds                                    ___________
     Insurance Proceeds                                        ___________
     Other (itemize)                                           ___________

     Total Proceeds                                           $___________

III. Liquidation Expenses

     Servicing Advances                                       $___________
     Monthly Advances                                          ___________
     Contingency Fees                                          ___________
     Excess Servicing Fees                                     ___________
     Servicing Fees                                            ___________
     Annual Expense Escrow Amount                              ___________
     Supplemental Fee (if any)                                 ___________
     Additional Interest (if any)                              ___________

     Total Advances                                           $___________

IV.  Net Liquidation Proceeds                                 $___________
    (Item 2 minus Item 3)

V.  Principal Balance of Mortgage Loan                        $___________

VI.  Loss, if any (Item 5 minus Item 4)                       $___________

                                  EXHIBIT I

                  FORM OF COLLECTION ACCOUNT ACTIVITY REPORT

                                          Price           Shares        Total
 Trade    Transaction    Dollar            Per             this         Shares
 Date     Description    Amount           Share         Transaction     Owned
 _____    ___________    ______           _____         ___________     ______



             Income     Capital                SHARES
                                  ______________________________
           Dividends     Gains
                                    ________
Statement   Paid This   Paid This                 Non-
 Date         Year        Year     Certificate Certificate
_______    _________   _________
                                   Form        Form  Total
                                   ___________ _____ _____

                                 EXHIBIT J-1

                        FORM OF TRANSFER CERTIFICATION
                                    (Date)

First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, Minnesota 55101

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

     Re: Pooling and Servicing Agreement, dated as of March 14, 1997 (the "Agreement"), among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates

Ladies and Gentlemen:

          The undersigned (the "Transferee") has agreed to purchase from
                                                                         ____
                   (the  "Transferor")  Cityscape  Home  Equity  Loan  Trust,
___________________
Series 1997-B Home Equity Loan Pass-Through Certificates, Class __________________________ (the "Certificates").

          The Transferee intends to acquire the Certificates referenced above and acknowledges that the Certificates may not be transferred except in accordance with the transfer provisions of the Agreement. The Transferee represents that either (a) it is not an employee benefit plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer of the Certificates OR (b) it is an insurance company that is purchasing the Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of the Certificates is covered under PTCE 95-60.

                              Very truly yours,
                              (NAME OF PURCHASER)


                              By:
                                 _____________________________
                              Title:
                                    __________________________
Dated:



THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 199_.
(NAME OF SELLER)
By:________________________
Title:____________________

                                 EXHIBIT J-2


                        FORM OF TRANSFER CERTIFICATION

                                    (Date)




First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, Minnesota 55101

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

          Re: Pooling and Servicing Agreement, dated as of March 14, 1997 (the Agreement"), among Cityscape Corp., Financial Asset Securities Corp. and First Bank National Association; Cityscape Home Equity Loan Trust, Series 1997-B Home Equity Loan Pass-Through Certificates

Ladies and Gentlemen:

          The undersigned (the "Transferee") has agreed to purchase from
                                                                         ____
                                  (the "Transferor") the following:
_________________________________

(Insert Description of Certificate(s) (the "Certificates"))

          A. Rule 144A "Qualified Institutional Buyers" should complete this section

          I.  The Transferee is (check one):

                    (i)  An insurance company, as defined in Section 2(13) of
          _____
                    the Securities Act of 1933, as amended (the "Securities Act"), (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (iii) a business development company as defined in Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, which, for each of (i) through (ix), owns and invests on a discretionary basis at least $100 million in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

                    a  dealer  registered  pursuant  to  Section  15  of  the
          _____
                    Securities Exchange Act of 1934, as amended (the "Exchange Act") that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

                    an  investment company  registered  under the  Investment
          _____
                    Company Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

                    an entity, all of the equity owners of which are entities
          _____
                    described in this Paragraph A(I);

                    a bank as  defined in Section  3(a)(2) of the  Securities
          _____
                    Act, any savings association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Certificates to the Transferee in the case of a U.S. bank or savings association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

          II. The Transferee is acquiring such Certificates solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Certificates with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

          B.  "Accredited Investors" should complete this Section

          I.  The Transferee is (check one):

                    a bank  within  the meaning  of  Section 3(a)(2)  of  the
          _____
                    Securities Act;

                    a  savings  and  loan association  or  other  institution
          _____
                    defined in Section 3(a)(5) of the Securities Act;

                    a  broker or dealer  registered pursuant to  the Exchange
          _____
                    Act;

                    an  insurance company within the meaning of Section 2(13)
          _____
                    of the Securities Act;
                    an  investment company  registered  under the  Investment
          _____
                    Company Act;

                    an employee benefit plan within the meaning of Title I of
          _____
                    ERISA, which has total assets in excess of $5,000,000;

                    another entity which is  an "accredited investor"  within
          _____
                    the  meaning of paragraph     (fill in) of subsection (a)
                                              __
                    of Rule 501 of the Securities and Exchange Commission.

          II. The Transferee is acquiring such Certificates solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

          C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

          D. The Transferee represents that (either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")), whether or not it is subject to the provisions of Title 1 if ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. Section 2510.3-101) (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or
(b) If the Transferee is an entity described in clause (a), the following:

               (i) the Transferee is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by the Seller, the Underwriter, the Trustee, the Depositor or the Servicer or any affiliate thereof;

               (ii) Either (A) the person who has discretionary authority or renders investment advice to the Transferee with respect to the investment of plan assets in the Senior Certificates is not an Obligor (or an affiliate) with respect to the Mortgage Loans (as defined in the Prospectus Supplement), or (B) the person who has such discretionary authority or renders such investment advice is an Obligor (or an affiliate) with respect to less than 5 percent of the Mortgage Loans; and, immediately after the acquisition of the Senior Certificates, no more than 25 percent of the assets of the Transferee are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity; and

               (iii)     the  Transferee  is  an   "accredited  investor"  as
defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.)*


                              Very truly yours,
                              (NAME OF PURCHASER)


                              By:
                                 _____________________________
                              Title:
                                    __________________________

Dated:

THE FOREGOING IS ACKNOWLEDGED THIS ____ DAY OF __________, 199_.


(NAME OF SELLER)


By:________________________
Title:_____________________


-----------------------
     *  Do not include bracketed language for transfer of Certificates that
(i) evidence rights and interests that are subordinated to the rights and interests evidenced by other Certificates of the Trust, (ii) occur at any time during which the Certificates being transferred are not rated in one of the top three rating categories of any rating agency that satisfies the requirements of an Underwriter Exemption (as described in Prohibited Transaction Class Exemption 95-60) and that (a) is rating the Certificates as of the date hereof and (b) has been requested by the issuer of the Certificates to rate the Certificates or (iii) which have not been placed or underwritten by an entity which has such an Underwriter Exemption.





                                  EXHIBIT K

                      FORM OF CLASS R TRANSFER AFFIDAVIT

STATE OF _________     )
                       ) ss.:
COUNTY OF ________     )


     The undersigned, being first duly sworn, deposes and says as follows:

     1.   The undersigned is an officer of ____________________ ("________"), the proposed Transferee of a ___% Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of March 14, 1997 (the "Agreement"), by and among Financial Asset Securities Corp., as depositor (the "Depositor"), Cityscape, as seller and servicer, and First Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or
(ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J-1 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8.   The    Transferee's     taxpayer    identification     number    is
___________________.

     9.     The  Transferee  is a  U.S.  Person  as defined  in  Code Section
7701(a)(30)(A).

     10. The Transferee is aware that the Certificate may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer duly attested, this _____ day of __________,
_______.

                              (NAME OF TRANSFEREE)

                         By:____________________________
                            Name:
                            Title:

     Personally appeared before me the above-named _________, known or proved to me to be the same person who executed the foregoing instrument and to be the ________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ________ day of _____, _____.
                         ______________________________
                         NOTARY PUBLIC
                         My    Commission   expires    the    ___   day    of
                         _______________, 19__.

                                                       EXHIBIT 1 TO EXHIBIT K

                             Certain Definitions
                             ___________________

     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing,
(iii) an organization (except certain farmers' cooperatives described in Code
Section 521) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer":   Any direct or  indirect transfer or sale  of any Ownership
Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee":   Any Person  who is acquiring  by Transfer  any Ownership
Interest in a Certificate.

                                                       EXHIBIT 2 TO EXHIBIT K

                       Section 5.02(c) of the Agreement
                       ________________________________

     Notwithstanding anything to the contrary contained herein, except for the transfer on the Closing Date of the Class R Certificates to Cityscape, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, Cityscape, the Class R Certificateholders and the Trustee: (i) an affidavit substantially in the form of Exhibit K hereto to the effect that such transferee is not a Disqualified Organization or a non-U.S. Person or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and (ii) a certificate which acknowledges that (A) the Class R Certificates have each been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the REMIC Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Depositor (except in its capacity as transferor of such Certificate), Cityscape and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trustee, Cityscape and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to Cityscape to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.


                                  EXHIBIT L

                    FORM OF WRITTEN ORDER TO AUTHENTICATE

                             ________________

From:     Financial Asset Securities Corp.
          660 Steamboat Road
          Greenwich, Connecticut 06830

To:       First Bank National Association
          First Trust Center
          180 East Fifth Street
          St. Paul, MN 55101

          Re:  Cityscape Home Equity Loan Trust Series 1997-B
               ______________________________________________

Ladies and Gentlemen:

          Pursuant to Section  5.01 of  the Pooling  and Servicing  Agreement
(the "Agreement"), dated as of March 14, 1997, among Cityscape Corp., as seller and servicer, Financial Asset Securities, Corp., as depositor, and First Bank National Association, as trustee (the "Trustee"), we hereby authorize and direct you to execute, authenticate and deliver, in the manner provided in the Agreement, (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1F, Class M-2F, Class M-1A, Class M-2A, Class B-1F, Class B-1A and Class R) Certificates as follows:

     Class __ Certificate No. __:

     (Original Certificate
     Principal Balance:            $____________)



     (Percentage Interest:              __%)

     Registered in the name of:         ______________

     Deliver to:                   ______________ on (date)

     All capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement.

                              Sincerely,

                              Financial Asset Securities Corp.


                              By:
                                 -----------------------------
                                 Name:
                                 Title:


                                  EXHIBIT M

                     CITYSCAPE'S UNDERWRITING GUIDELINES

                         [On file with the Depositor]



                                  EXHIBIT N

                             DEPOSITORY AGREEMENT

                         [On file with the Depositor]



                                  EXHIBIT O

                  FORM OF SERVICER REQUEST FOR REIMBURSEMENT

TO:       FIRST BANK NATIONAL ASSOCIATION
FROM:     CITYSCAPE CORP.
RE:       CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1997-B


CITYSCAPE CORP. AS SERVICER FOR THE ABOVE REFERENCED TRANSACTION DIRECTS FIRST BANK NATIONAL ASSOCIATION, AS TRUSTEE, TO ISSUE THE BELOW DESCRIBED CHECK(S) FROM THE COLLECTION ACCOUNT (ACCOUNT #__________) AND FORWARD THEM TO OUR ATTENTION AS FOLLOWS:

                    565 TAXTER ROAD
                    ELMSFORD, NEW YORK  10523

                          ALLOCATION OF OVERPAYMENTS


NAME OF BANK TO DEPOSIT:___________________________________________________

MORTGAGE RECEIVABLE OR PAYOFF AMOUNT: $________________________________

BORROWER(S) NAME:_______________________________________ACCOUNT #_________

AMOUNT OF CHECK: $__________________


                             FUNDS TO BE REIMBURSED


REFUND TO BORROWER :   $______________________

RECORDING FEE TO TITLE CO.$________ NAME OF TITLE
CO.:______________________________


CITYSCAPE SATISFACTION FEE: $_______________________

ATTORNEY'S FEE: $_________NAME OF
ATTORNEY:_______________________________________

ADDITIONAL DISBURSEMENTS: $________TO
WHOM?_____________________________________

I HEREBY CERTIFY THAT THE ABOVE DISBURSEMENT(S) IS (ARE) AUTHORIZED DISBURSEMENT(S) UNDER SECTION 3.11 OF THE POOLING AND SERVICING AGREEMENT.


AUTHORIZED SIGNATORY:__________________________________
___________________
                                   DATE